June 30, 1997

NORTHWESTERN
MUTUAL LIFE -Registered Trade Mark-

The Quiet Company -Registered Trade Mark-

Northwestern Mutual Variable Life Account


[PHOTO]


NORTHWESTERN MUTUAL
SERIES FUND, INC.

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202


SEMI - ANNUAL REPORT

                                 CONTENTS

POLICYOWNER PRIVILEGES

FREE TRANSFERS AMONG PORTFOLIOS

A limited number of free transfers per year are available with your policy. Same day transfers are permitted among our investment portfolios by phone using NML Express (see box upper right) or by FAX 414-299-4268. The appropriate form (form number 18-1425) is included at the end of this report. Additional forms are available from your Northwestern Mutual Life Agent. Mailed forms are processed when received.

POLICYOWNER COMMUNICATIONS

You receive confirmation statements with transactions that affect your portfolio(s).

NORTHWESTERN MUTUAL LIFE'S VARIABLE POLICIES ARE PARTICIPATING

Policies are expected to pay dividends, based on the company's recent mortality and expense experience. Dividends are based on actual experience and are not guaranteed.

ADDITIONAL BENEFITS

Some of the popular optional additional benefits which may be available to policyowners include the following (subject to underwriting and payment of appropriate premium).

WAIVER OF PREMIUM

The Waiver of Premium Benefit waives the premiums during total disability. Available at ages 0-59.

ACCIDENTAL DEATH BENEFIT

The Accidental Death Benefit provides an additional death benefit when death results from accidental bodily injury. Available at ages 0-65.

ADDITIONAL PURCHASE BENEFIT

When the Additional Purchase Benefit is purchased, the company agrees to issue additional policies on several specified purchase dates without requiring evidence of insurability. Available at ages 0-38.

Contact your Northwestern Mutual Life Agent if you wish to learn more about your policy or any of the policyowner privileges described above.


           HOW TO GET MORE INFORMATION

           NML Express provides 24 hour telephone access to your account information by dialing
           1-800-519-4NML (1-800-519-4665)
           Policyowners must provide a policy number plus a Personal Identification Number (PIN) to utilize this service. Call toll free to review policy values and portfolio performance. If a signed authorization has been returned to the Home
           Office, policyowners may also transfer among portfolios by phone.

           For more information about Northwestern Mutual
           Life, visit us on our Website at

           WWW.NORTHWESTERNMUTUAL.COM

CONTENTS

Letter to Policyowners                                                         1

Performance Summary for Separate Accounts                                      2

Economic Overview and Outlook                                                  3

Money Market Portfolio                                                         4

Select Bond Portfolio                                                          6

High Yield Bond Portfolio                                                     10

Balanced Portfolio                                                            13

Index 500 Stock Portfolio                                                     25

Growth and Income Stock Portfolio                                             32

Growth Stock Portfolio                                                        35

International Equity Portfolio                                                38

Aggressive Growth Stock Portfolio                                             42

Variable Life Financial Statements                                            45

Notes to Financial Statements                                                 49

Series Fund Financial Statements                                              51

  Money Market Portfolio                                                      51

  Select Bond Portfolio                                                       54

  High Yield Bond Portfolio                                                   57

  Balanced Portfolio                                                          60

  Index 500 Stock Portfolio                                                   63

  Growth and Income Stock Portfolio                                           66

  Growth Stock Portfolio                                                      69

  International Equity Portfolio                                              72

  Aggressive Growth Stock Portfolio                                           75

Notes to Series Fund Financial Statements                                     78

Directors and Officers                                                        85

LETTER TO POLICYOWNERS
LETTER TO POLICYOWNERS

July 31, 1997

We are pleased to report excellent        In short, circumstances could hardly
investment performance for the            be better, and that is our main
portfolios underlying Northwestern        message to you at this time. While
Mutual's variable life insurance          there are more reasons for optimism
policies for the first half of 1997.      than for pessimism for the near term,
The stock market continued to climb in    we must all remind ourselves that the
recent months, setting record highs       excellent conditions we are now
time after time, and the previously       experiencing simply cannot continue
sluggish bond market has also shown       forever. In the securities markets, as
improvement.                              in any other market, when prices get
                                          too high, demand drops, and then
There are good reasons for the            prices begin to fall. Even though the
strength in the markets: some             strength in the worldwide economy may
exceptionally good times have resulted    be sustainable for a time, stock
from a convergence of several             prices have been rising at a much
important positive trends and events.     faster pace than economic growth, and
First, the period preceding this          this cannot continue forever.
lengthy expansion, from 1969 through               Eventually, it is only
1982, was dismal. High inflation                   logical that equilibrium
levels stifled growth, and all efforts             between economic growth and
to control inflation seemed to fail.               stock prices will be
The term "stagflation" was coined to               restored; we just cannot
describe the economy's nasty                       predict when this will
condition. Returns from the S&P 500                happen. Bearing in mind that
Index averaged just over 8 percent,                some surprises are
and returns were negative in five of               inevitable, we continue to
those 14 years. So the recovery in the             invest for the long term, and
economy and the stock market that                  we urge you to maintain a
began in 1983 started from a very low              long-term view as well.
base, and raced quickly right through
what we might call normal conditions               [PHOTO]
to a period that is extraordinarily
good.                                                 The variable life
                                                      insurance policies on
Meantime, politics around the world                   which we are reporting
were changing dramatically. Communism                 have an important place in
has been virtually eliminated, and                    the financial portfolios
capitalism is increasingly embraced                   of many people.
throughout the world. Former communist                Northwestern Mutual also
countries have adopted much wiser                     offers a variety of other
labor and tax policies that provide                   insurance and investment
incentives for people to work, spend                  products that may be
and save. Countries that formerly had                 appropriate for you,
controlled socialist economies are                    including the new Mason
manufacturing goods that people in                    Street family of mutual
other countries want, and freer trade     funds introduced this spring. As you
policies facilitate movement of           consider your financial goals and
products between countries. Economic      requirements, we hope that you will
growth in developing countries is         consider these funds and other
stimulating demand for consumer and       Northwestern Mutual products that may
industrial products, generating           be appropriate for you. Your
further rounds of growth.                 Northwestern Mutual agent stands ready
                                          to provide help as you plan for a
In the United States, companies have      secure financial future.
realized that they must be lean and
aggressive to compete in this global      We thank you for selecting
economy. So they have cut costs and       Northwestern Mutual Life to help you
improved productivity, driving            accomplish your financial goals, and
earnings higher. Even as some             we look forward to working with you
companies are downsizing, economic        for many years.
growth is generating new job
opportunities, reducing unemployment      The Northwestern Mutual Life Insurance
and increasing consumer confidence.       Company
New technology is driving productivity
and enabling strong growth and low        [SIGNATURE]
unemployment without triggering
inflation. Cautious Federal Reserve       James D. Ericson, President and
policies are contributing to stable       Chief Executive Officer
growth and low inflation, and similar
economic policies are being pursued by
governments and central banks around
the world.

                                       --

PERFORMANCE SUMMARY
PERFORMANCE SUMMARY  as of June 30, 1997

VARIABLE LIFE--POLICIES ISSUED BEFORE OCTOBER 11, 1995

                                                                             Growth &                             Aggressive
Net Investment     Money      Select     High Yield              Index 500   Income      Growth     International Growth
Rates of Return    Market     Bond       Bond         Balanced   Stock       Stock       Stock      Equity        Stock
(as of 6/30/97)    Portfolio  Portfolio  Portfolio    Portfolio  Portfolio   Portfolio   Portfolio  Portfolio     Portfolio
1 year...........  4.62%      7.84%      21.33%       20.48%     33.49%      31.29%      26.41%     25.97%        3.67%
5 years..........  20.09%     39.71%     -            81.70%     133.57%     -           -          -             -
  Annualized.....  3.73%      6.92%      -            12.69%     18.49%      -           -          -             -
10 years.........  64.51%     119.83%    -            155.64%    206.87%     -           -          -             -
  Annualized.....  5.10%      8.20%      -            9.84%      11.87%      -           -          -             -
Since
inception........  -          -          53.41%*      -          -           82.33%*     82.97%*    55.32%*       76.62%*
  Annualized.....  -          -          14.51%       -          -           20.94%      21.08%     14.96%        19.73%

VARIABLE COMPLIFE--POLICIES ISSUED ON OR AFTER OCTOBER 11, 1995**

                                                                             Growth &                             Aggressive
Net Investment     Money      Select     High Yield              Index 500   Income      Growth     International Growth
Rates of Return    Market     Bond       Bond         Balanced   Stock       Stock       Stock      Equity        Stock
(as of 6/30/97)    Portfolio  Portfolio  Portfolio    Portfolio  Portfolio   Portfolio   Portfolio  Portfolio     Portfolio
1 year...........  4.73%      7.95%      21.46%       20.60%     33.63%      31.43%      26.54%     26.10%        3.78%
5 years..........  20.71%     40.43%     -            82.63%     134.77%     -           -          -             -
  Annualized.....  3.84%      7.03%      -            12.80%     18.61%      -           -          -             -
10 years.........  66.20%     122.10%    -            158.28%    210.04%     -           -          -             -
  Annualized.....  5.21%      8.31%      -            9.95%      11.98%      -           -          -             -
Since
inception........  -          -          53.90%*      -          -           82.92%*     83.56%*    55.82%*       77.19%*
  Annualized.....  -          -          14.62%       -          -           21.07%      21.20%     15.07%        19.85%

The net investment rates of return shown above should not be considered a representation of investment results which may be anticipated in the future. The net investment rates of return include investment income, capital gains and all common fees of the divisions of the Variable Life Account, but not the additional charges that are unique to your policy. See the prospectus for a description of the effect of investment performance on policy benefits. Policy benefits reflect the investment rates of return of the divisions in which the policy is invested, and will vary depending on the fees and expenses associated with your policy.

* Inception date of 5/3/94.

** Product inception date of 10/11/95. Returns prior to 10/11/95 were reflected using the actual investment experience of each division, adjusted for the expenses of the product. These returns are not a guarantee of future performance.

Note: "Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

IMPORTANT NOTE:

The average annual total returns shown with the graphs on the following pages are not an estimate or a guarantee of future performance. These average annual total returns reflect reinvestment of investment income and capital gain distributions, and deduction of investment management fees and fund expenses, but not product charges. See the prospectus for a description of the effect of investment performance on policy benefits. Policy benefits reflect the investment rates of return of the divisions in which the policy is invested, and will vary depending on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge associated with the product. These product charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. The net investment rates of return shown above reflect the product charges borne by each division of the Variable Life Account, but not the additional charges that are unique to your policy. Your Northwestern Mutual Life agent/registered representative of Northwestern Mutual Investment Service (NMIS) can provide you with actual rates of return for your variable life insurance policy, showing the effect of all of the applicable charges.

                                       --

ECONOMIC OVERVIEW AND OUTLOOK

--------------------------------------------------------------------------------

THE ECONOMY

During the first half of 1997, the domestic economy continued its seven-year trend of moderate growth with minimal inflation. Concerns early in the year that the economy was overheating were allayed by recently released statistics, particularly a six-month downward trend in producer prices. With new jobs created by the expanding economy, unemployment is at the lowest level in 24 years, and confident consumers continue to spend and invest. Most economies throughout the world are exhibiting similar strength, and inflation, even in the formerly hyperinflationary economies of Latin America, has abated. A vibrant global economy creates worldwide demand for U.S. goods and also provides competition that helps keep price increases moderate.

The WALL STREET JOURNAL'S semiannual survey of 55 economists indicated a consensus that the economy still has the strength to post at least one more year of healthy growth with little inflation. This is a significantly more optimistic view than the group had at the beginning of the year, when concerns about a slowdown in 1997 were widespread. In sum, a more favorable economic environment could hardly be imagined.

     Economic Growth
     and Inflation

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEARS

                    Real Economic Growth   Inflation
 1988                               3.8%        4.4%
 1989                               3.4%        4.6%
 1990                               1.3%        6.1%
 1991                              -1.0%        3.1%
 1992                               2.7%        2.9%
 1993                               2.3%        2.7%
 1994                               3.5%        2.7%
 1995                               2.0%        2.5%
 1996                               2.2%        3.3%
 1997                               2.4%        2.4%

       Source: U.S. Department of Commerce for years 1988 through 1996. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index -- Urban is used for the inflation rate. 1997 is the consensus forecast of a group of 55 economists surveyed by the WALL STREET JOURNAL.

--------------------------------------------------------------------------------

THE EQUITY MARKET

The equity market's unprecedented strength persisted during the first half of 1997. After a moderate drop in April, stock prices have risen more than 20% to a series of new highs. The S&P 500 Index has more than doubled since the end of 1994, a mere 30 months ago.

The powerful combination of solid economic growth, low inflation and rising corporate profits continues to drive stock prices. In recent months, the market strength has broadened to include small and mid-sized companies. Market sectors that have exhibited particular strength include health care, capital goods, technology and financial services.

While continued economic growth seems likely to fuel further gains in stock prices, there are signs that some caution is warranted. The market's volatility has increased: in the first half of 1997, the S&P 500 Index has moved 1% or more on almost twice as many trading days as the average since 1945. Net inflows of cash into mutual funds, though still positive, are at lower levels than in 1996. While there is little reason to anticipate dramatically changing trends, investors should not necessarily expect the exceptionally high returns of the last three years to continue.

     Annual Total Returns
     from S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12 Months Ending June
6/30/88                      -7.1%
6/30/89                      20.2%
6/30/90                      16.2%
6/30/91                       7.3%
6/30/92                      13.4%
6/30/93                      13.6%
6/30/94                       1.3%
6/30/95                      25.9%
6/30/96                      25.9%
6/30/97                      34.6%

       Source: Standard & Poor's

--------------------------------------------------------------------------------

THE BOND MARKET

Moderating economic growth and consistent indications that inflation was unlikely to increase led to strong bond market performance in the second quarter. With these positive factors in place, interest rates declined, giving fixed-income investors solid gains after a disappointing year in 1996, which extended into the first quarter.

At the end of June, yields remained above year-end levels, reflecting concern among some investors that the economy's continued strength will lead to rising inflation. However, the Federal Reserve Bank's action in early July to leave interest rates unchanged indicates that the months ahead are likely to be a period of stability in interest rates and bond prices.

     Annual Total Returns from
     Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12 Months Ending June
6/30/88                       7.8%
6/30/89                      12.4%
6/30/90                       7.3%
6/30/91                      10.9%
6/30/92                      14.1%
6/30/93                      12.0%
6/30/94                      -1.0%
6/30/95                      12.6%
6/30/96                       5.0%
6/30/97                       8.2%

       Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

                                       --

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Maximum current income           Achieve stability of capital by investing in     $186,695,365
consistent with liquidity and    short- term debt securities.
stability of capital

MONEY MARKET PORTFOLIO

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

In the first half of 1997, money market rates increased modestly, particularly in response to the Federal Reserve's action in March to increase the Federal funds rate from 5.25 percent to 5.5 percent. Following the rate increase, the Money Market Portfolio's maturities, which had previously been kept relatively short, were lengthened to as much as 60 days in April, in order to lock in the higher rates. By the end of June, the Portfolio's average maturity was shorter than the broad universe of money market funds, as rates remained stable with minimal premiums available for securities with longer maturities.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

MONEY MARKET PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (86.07%)         PAR        (000'S)
--------------------------------------------------------------
AUTOMOBILE REPAIR, SERVICES & PARKING (5.00%)
PHH Corporation, 5.60%, 07/07/1997      9,300,000  $    9,291
                                                   -----------
    TOTAL                                               9,291
                                                   -----------
CHEMICALS & ALLIED PRODUCTS (4.55%)
American Home Product Co, 5.549%,
 07/29/1997                             3,470,000       3,455
American Home Product Co, 5.55%,
 07/16/1997                             5,000,000       4,988
                                                   -----------
    TOTAL                                               8,443
                                                   -----------
COMMUNICATIONS (4.85%)
Bellsouth Telecommunications, 5.52%,
 07/03/1997                             9,000,000       8,997
                                                   -----------
    TOTAL                                               8,997
                                                   -----------
FINANCE LESSORS (4.99%)
BAT Capital Corporation, 5.58%,
 07/23/1997                             9,300,000       9,268
                                                   -----------
    TOTAL                                               9,268
                                                   -----------
FOOD AND KINDRED PRODUCTS (6.00%)
Anheuser Busch Companies, 6.10%,
 07/01/1997                             2,172,000       2,172
Heinz, H.j. Company, 5.53%,
 07/25/1997                             9,000,000       8,967
                                                   -----------
    TOTAL                                              11,139
                                                   -----------
GENERAL MERCHANDISE STORES (4.83%)
J.C. Penney Funding Corporation,
 5.54%, 07/30/1997                      9,000,000       8,960
                                                   -----------
    TOTAL                                               8,960
                                                   -----------
HOLDING AND OTHER INVESTMENT OFFICES (4.84%)
Cargill Incorporated, 5.50%,
 07/10/1997                             9,000,000       8,988
                                                   -----------
    TOTAL                                               8,988
                                                   -----------
INDUSTRIAL MACHINERY AND EQUIPMENT (5.00%)
Xerox Corporation, 5.52%, 07/15/1997    9,300,000       9,280
                                                   -----------
    TOTAL                                               9,280
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (21.33%)
Beneficial Corp, 5.50%, 07/25/1997      9,000,000       8,967
Ford Motor Credit Company, 5.35%,
 07/07/1997                             8,792,000       8,784
General Electric Capital Corp.,
 5.38%, 07/09/1997                      8,210,000       8,200
GMAC, 7.125%, 05/11/1998                4,600,000       4,627
Household Finance Corporation, 6.20%,
 07/01/1997                             9,000,000       9,000
                                                   -----------
    TOTAL                                              39,578
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (86.07%)         PAR        (000'S)
--------------------------------------------------------------
PETROLEUM AND COAL PRODUCTS (4.85%)
E. I. Dupont De Nemours, 6.125%,
 07/01/1997                             9,000,000  $    9,000
                                                   -----------
    TOTAL                                               9,000
                                                   -----------
PRINTING AND PUBLISHING (2.02%)
Dow Jones & Co. Inc., 5.54%,
 07/18/1997                             3,750,000       3,740
                                                   -----------
    TOTAL                                               3,740
                                                   -----------
SHORT TERM BUSINESS CREDIT (14.12%)
IBM Credit Corporation, 5.52%,
 07/23/1997                             8,000,000       7,973
Motorola Credit Corp, 5.5%,
 08/06/1997                             9,000,000       8,951
Sears Roebuck Acceptance Corp.,
 5.61%, 07/18/1997                      9,300,000       9,275
                                                   -----------
    TOTAL                                              26,199
                                                   -----------
TOBACCO PRODUCTS (3.69%)
Phillip Morris Companies Inc, 6.375%,
 01/15/1998                             6,850,000       6,853
                                                   -----------
    TOTAL                                               6,853
                                                   -----------
    TOTAL MONEY MARKET
      INVESTMENTS                                  $  159,736
                                                   -----------

                                                     MARKET
                                                      VALUE
ASSET-BACKED SECURITIES (13.93%)          PAR        (000'S)
--------------------------------------------------------------
AUTO RELATED (2.45%)
Carco Auto Loan Master Trust, 5.705%,
 11/15/1998 (Variable rate; putable;
 coupon indexed to one month
 Commercial Paper rate plus 7.5 basis
 points; reset monthly)                 4,550,000  $    4,550
                                                   -----------
    TOTAL                                               4,550
                                                   -----------
FINANCE LESSORS (11.48%)
Asset Securitization, 5.53%,
 07/18/1997                             8,100,000       8,079
Receivable Capital Trust, 5.55%,
 07/15/1997                             2,500,000       2,495
Receivable Capital Trust, 5.55%,
 07/10/1997                             1,000,000         999
Receivable Capital Trust, 5.559%,
 07/14/1997                             5,740,000       5,729
REIG Commercial Mortgage Funding,
 5.737%, 12/25/1997                     4,000,000       4,000
                                                   -----------
    TOTAL                                          $   21,302
                                                   -----------
    TOTAL ASSET-BACKED SECURITIES                      25,852
                                                   -----------
    TOTAL MONEY MARKET PORTFOLIO                   $  185,588
                                                   -----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

SELECT BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                    Portfolio Strategy:                         Net Assets:
A stable and relatively high  Invest in high grade corporate bonds, U.S.  $219,802,350
level of long-term total      government bonds and bonds of government
return and preservation of    agencies.
capital

SELECT BOND PORTFOLIO

The Select Bond Portfolio invests in high quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

During the first quarter of 1997, rising interest rates resulted in lackluster performance for bond investors. An overweighted position in mortgage-backed securities and a defensive posture with respect to interest rates enabled the Portfolio to perform slightly better than the Merrill Lynch Domestic Master Index. During the second quarter, interest rate risk exposure was increased slightly to take advantage of declining interest rates. The portfolio benefited from the strong performance of corporate and mortgage bonds.

Corporate bonds should continue to perform well as the economy returns to a sustainable long-term growth rate; however, mortgage bonds could be vulnerable to any increase in interest rates.

      Percentage Holdings

     6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds                                     32%
Mortgage-Backed and Asset-Backed Securities         32%
Government and Government Agencies                  34%
Money Market Investments                             2%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Portfolio's stated parameters, no more than 10% of the portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

     Performance Relative
     to Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       SELECT BOND PORTFOLIO            MLDM INDEX
6/30/87                               10,000                          10,000
6/30/88                               10,683                          10,784
6/30/89                               12,020                          12,124
6/30/90                               12,787                          13,012
6/30/91                               14,171                          14,429
6/30/92                               16,309                          16,470
6/30/93                               18,394                          18,435
6/30/94                               18,351                          18,244
6/30/95                               20,696                          20,540
6/30/96                               21,731                          21,558
6/30/97                               23,599                          23,321
                                                 Average Annual Total Return
                                                  For Periods Ended June 30,
                                                                        1997
                                                                    One Year   Five Years   Ten Years
Select Bond Portfolio                                                  8.60%        7.67%       8.97%
MLDM Index                                                             8.18%        7.20%       8.84%

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

    This chart assumes an initial investment of $10,000 made on 6/30/87. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

SELECT BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
BONDS (97.74%)                            PAR        (000'S)
--------------------------------------------------------------
CORPORATE BONDS (31.75%)
AUTO-RELATED (0.44%)
Hertz Corp., 9.04%, 6/14/00               900,000  $      957
                                                   -----------
BANKS (1.36%)
NationsCredit Grantor Trust, 6.75%,
 8/15/13                                2,917,161       2,929
                                                   -----------
BANK HOLDING COMPANIES (5.78%)
BT Preferred Capital Trust II,
 7.875%, 2/25/27                        6,000,000       5,796
First Union Institutional Capital II,
 7.85%, 1/1/27                          4,750,000       4,649
Security Capital Industrial Trust,
 7.3%, 5/15/01                          2,000,000       1,998
                                                   -----------
    TOTAL                                              12,443
                                                   -----------
CHEMICALS AND ALLIED PRODUCTS (0.92%)
Dow Capital B.V., 8.5%, 6/8/10          1,800,000       1,987
                                                   -----------
COMMUNICATIONS (2.66%)
Grupo Televisa SA DE CV, 10%, 11/9/97   1,172,000       1,185
++ Tele Communications, Inc., 7.375%,
 2/15/00                                2,000,000       2,017
U.S. West Capital Funding Inc., 7.9%,
 2/1/27                                 1,000,000       1,003
WorldCom, Inc., 7.75%, 4/1/07           1,500,000       1,525
                                                   -----------
    TOTAL                                               5,730
                                                   -----------
CONSTRUCTION MACHINERY (0.48%)
Bufete Industrial SA ADS, 11.375%,
 7/15/99 (144a)                         1,000,000       1,043
                                                   -----------
DEPOSITORY INSTITUTIONS (0.80%)
Natwest Capital Funding, 12.125%,
 11/15/02                               1,700,000       1,733
                                                   -----------
ELECTRIC SERVICES (8.43%)
Beaver Valley Funding Corp., 8.25%,
 6/1/03                                 1,401,000       1,429
Cleveland Electric Illum Co., 7.375%,
 6/1/03                                   500,000         499
Commonwealth Edison Co., 6.5%,
 4/15/00                                1,000,000         994
++ Korea Electric Power Corporation,
 7%, 2/1/27                             4,000,000       3,907
Long Island Lighting Co., 8.625%,
 4/15/04                                1,000,000       1,026
Long Island Lighting Co., 9.625%,
 7/1/24                                 1,500,000       1,542
Ohio Edison Company, 7.375%, 9/15/02    1,000,000       1,010
++ Pacific Gas & Electric Co., 7.25%,
 3/1/26                                 3,500,000       3,339
Peco Energy Company, 7.75%, 3/1/23      1,150,000       1,158

                                                     MARKET
                                                      VALUE
BONDS (97.74%)                            PAR        (000'S)
--------------------------------------------------------------
ELECTRIC SERVICES (CONTINUED)
++ Public Service Electric And Gas
 Co., 6.875%, 1/1/03                    2,250,000  $    2,252
Texas Utilities Electric Co., 7.875%,
 3/1/23                                 1,000,000         996
                                                   -----------
    TOTAL                                              18,152
                                                   -----------
FINANCE (0.75%)
Associates Corp. of North America,
 7.95%, 2/15/10                         1,500,000       1,621
                                                   -----------
FOOD AND KINDRED PRODUCTS (0.72%)
Nabisco Inc., 8%, 1/15/00               1,500,000       1,548
                                                   -----------
GENERAL MERCHANDISE STORES (0.46%)
May Dept Stores Company, 7.45%,
 10/15/16                               1,000,000         993
                                                   -----------
INSURANCE SERVICES (1.92%)
Zurich Capital Trust I, 8.376%,
 6/1/37 (144a)                          4,000,000       4,130
                                                   -----------
MOTION PICTURE (4.13%)
News America Holdings Inc., 8.25%,
 8/10/18                                1,000,000       1,007
Time Warner Entertainment Inc.,
 8.375%, 3/15/23                        1,000,000       1,025
Time Warner Entertainment Inc.,
 8.375%, 7/15/33                        2,000,000       2,033
Time Warner Pass-Through Asset Trust,
 6.10%, 12/30/01 (144a)                 5,000,000       4,789
                                                   -----------
    TOTAL                                               8,854
                                                   -----------
MOTOR VEHICLES (0.66%)
General Motors Corporation, 8.8%,
 3/1/21                                 1,250,000       1,425
                                                   -----------
PAPER AND ALLIED PRODUCTS (1.05%)
Grupo Industrial Durango, 12.625%,
 8/1/03                                 2,000,000       2,253
                                                   -----------
TOBACCO (1.19%)
Philip Morris Companies, 7.25%,
 1/15/03                                1,000,000       1,008
Philip Morris Companies, 9.25%,
 2/15/00                                  500,000         531
++ RJR Nabisco Inc., 8.625%, 12/1/02    1,000,000       1,023
                                                   -----------
    TOTAL                                               2,562
                                                   -----------
    TOTAL CORPORATE BONDS                              68,360
                                                   -----------
GOVERNMENT AND AGENCY RELATED BONDS (31.33%)
FOREIGN GOVERNMENT BONDS (7.28%)
Argentina, Republic of, 8%, 12/13/98    2,500,000  $    2,518
Argentina, Republic of, 8.75%, 5/9/02   8,250,000       8,254
+ Argentina, Republic of, 5.695%,
 4/1/01                                 1,423,853       1,383

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
BONDS (97.74%)                            PAR        (000'S)
--------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (CONTINUED)
+ Brazil, Republic of, 6.937%,
 4/15/12                                4,250,000  $    3,512
                                                   -----------
    TOTAL                                              15,667
                                                   -----------
FEDERAL GOVERNMENT AND AGENCIES (24.05%)
Federal Home Loan Mortgage Corp.,
 6.5%, 1/1/2012                         6,118,452       6,013
Federal Home Loan Mortgage Corp.,
 6.75%, 12/25/23                        5,710,018       5,617
Federal Home Loan Mortgage Corp., 7%,
 3/15/07                                1,875,000       1,876
Federal Home Loan Mortgage Corp.,
 7.25%, 4/15/18                         1,599,758       1,610
Federal Home Loan Mortgage Corp.,
 7.5%, 1/1/27                           2,901,378       2,915
Federal National Mortgage Assoc.,
 6.5%, 9/25/05                          2,852,454       2,819
Federal National Mortgage Assoc.,
 6.75%, 12/25/23                        3,500,000       3,281
Federal National Mortgage Assoc., 7%,
 6/1/03                                   825,987         831
Federal National Mortgage Assoc.,
 8.4%, 2/25/09                          2,500,000       2,630
Government National Mortgage Assoc.,
 7%, 5/15/23                              438,705         433
Government National Mortgage Assoc.,
 7%, 5/15/23                            2,876,575       2,842
Government National Mortgage Assoc.,
 7%, 6/15/23                            2,596,104       2,565
Government National Mortgage Assoc.,
 7.5%, 1/15/24                            826,305         832
Government National Mortgage Assoc.,
 7.5%, 1/15/24                            799,749         805
Government National Mortgage Assoc.,
 7.5%, 2/15/24                          1,685,227       1,697
Government National Mortgage Assoc.,
 7.5%, 6/15/24                          1,554,281       1,565
Government National Mortgage Assoc.,
 8%, 8/15/26                            9,739,031       9,971
Government National Mortgage Assoc.,
 8.5%, 11/15/24                           309,263         323
Government National Mortgage Assoc.,
 8.5%, 11/15/24                           435,240         454
Government National Mortgage Assoc.,
 8.5%, 11/15/24                           288,357         301
Government National Mortgage Assoc.,
 8.5%, 2/15/25                             14,138          15
Government National Mortgage Assoc.,
 8.5%, 2/15/25                            114,852         120
Government National Mortgage Assoc.,
 8.5%, 3/15/23                             10,445          11
Government National Mortgage Assoc.,
 8.5%, 4/15/26                            356,804         371
                                                     MARKET
                                                      VALUE
BONDS (97.74%)                            PAR        (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage Assoc.,
 8.5%, 4/15/26                            308,536  $      321
Government National Mortgage Assoc.,
 8.5%, 5/15/26                            225,173         234
Government National Mortgage Assoc.,
 8.5%, 5/15/26                            697,957         727
Government National Mortgage Assoc.,
 8.5%, 6/15/23                             17,940          19
Government National Mortgage Assoc.,
 8.5%, 6/15/24                            298,572         311
Government National Mortgage Assoc.,
 8.5%, 7/15/24                             72,776          76
Government National Mortgage Assoc.,
 8.5%, 9/15/21                            168,749         177
Government National Mortgage Assoc.,
 8.5%, 9/15/24                             14,378          15
                                                   -----------
    TOTAL                                              51,777
                                                   -----------
    TOTAL GOVERNMENT BONDS                             67,444
                                                   -----------
MORTGAGE/ASSET BACKED SECURITIES (32.39%)
AUTO-RELATED (3.87%)
Daimler-Benz Vehicle Trust, 5.85%,
 7/20/03                                1,497,442       1,497
CIT RV Owner Trust, 6.25%, 1/15/11      1,210,522       1,212
Eaglemark Trust, 6.75%, 11/15/02
 (144a)                                 1,302,601       1,315
Team Fleet Financing Corporation,
 6.65%, 12/15/02 (144a)                 3,200,000       3,169
Team Fleet Financing Corporation,
 7.35%, 5/15/03 (144a)                  1,125,000       1,141
                                                   -----------
    TOTAL                                               8,334
                                                   -----------
COMMERCIAL MORTGAGES (24.00%)
+ Kmart CMBS Financing, Inc., 6.391%,
 03/01/07 (144a)                        1,500,000       1,504
+ Kmart CMBS Financing, Inc., 6.791%,
 03/01/07 (144a)                        2,000,000       2,006
Asset Securitization Corporation,
 1.097%, 11/13/26 IO                   52,000,000       3,567
Asset Securitization Corporation,
 1.257%, 11/13/26 IO                   23,208,090       1,037
Chase Commercial Mortgage Securities
 Corp., 7.37%, 6/19/29                  1,000,000       1,017
Chase Commercial Mortgage Securities
 Corp., 7.37%, 6/19/29                  1,750,000       1,756
Credit Suisee First Boston Mortgage
 Securities Corp., 9.5914%, 4/25/25
 (144a)                                   682,000         757
Credit Suisse First Boston Mortgage
 Securities Corp., 7.26%, 6/20/29
 (144a)                                 1,500,000       1,517

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
BONDS (97.74%)                            PAR        (000'S)
--------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Credit Suisse First Boston Mortgage
 Securities Corp., 7.28%, 6/20/29
 (144a)                                 1,500,000  $    1,513
Credit Suisse First Boston Mortgage
 Securities Corp., 7.46%, 6/20/29
 (144a)                                 3,500,000       3,531
First Union-Lehman Brothers
 Commercial Mortgage Trust, 7.44%,
 4/18/07                                2,500,000       2,541
First Union-Lehman Brothers
 Commercial Mortgage Trust, 1.307%,
 4/18/27 IO                            39,000,000       3,090
GMAC Commercial Mortgage Securities,
 Inc., 7.81%, 5/1/06 (144a)             5,000,000       5,150
LB Commercial Conduit Mortgage Trust,
 1.248%, 10/25/26 IO                   69,574,883       4,592
Malan Mortgage Securities Trust,
 7.8%, 8/15/05 (144a)                   3,000,000       3,039
Merrill Lynch Mortgage Investors,
 Inc., 7.12%, 6/18/29                   2,500,000       2,489
Merrill Lynch Mortgage Investors,
 Inc., 7.12%, 6/18/29                   4,500,000       4,341
Merrill Lynch Mortgage Investors,
 Inc., 8.154%, 6/18/29                  1,950,000       2,022
Merrill Lynch Mortgage Investors,
 Inc., 8.858%, 6/18/29                  2,000,000       2,016
Midland Realty Acceptance Corp.,
 1.389%, 1/25/29 (144a) IO             14,766,622       1,166
NationsBank Lease Pass Thru Trust,
 7.442%, 1/10/11 (144a)                 3,000,000       3,021
                                                   -----------
    TOTAL                                              51,672
                                                   -----------
MANUFACTURED HOUSING (1.78%)
Mid-State Trust VI, 7.54%, 7/1/35       1,300,000       1,308
Vanderbilt Mortgage and Finance,
 Inc., 7.19%, 5/7/2005                  2,500,000       2,517
                                                   -----------
    TOTAL                                               3,825
                                                   -----------
RESIDENTIAL MORTGAGES (2.74%)
BCF L L C Mortgage Pass Thru
 Certificate, 7.75%, 3/25/37 (144a)     3,984,975       3,890
                                                     MARKET
                                                      VALUE
BONDS (97.74%)                            PAR        (000'S)
--------------------------------------------------------------
RESIDENTIAL MORTGAGES (CONTINUED)
Rural Housing Trust, 6.33%, 4/1/26      2,076,953  $    2,017
                                                   -----------
    TOTAL                                               5,907
                                                   -----------
    TOTAL MORTGAGE/ASSET BACKED
     SECURITIES                                        69,738
                                                   -----------
MUNICIPAL BONDS (2.27%)
New Jersey Economic Development
 Authority, 0.00%, 2/15/25             18,000,000       2,347
New Jersey Economic Development
 Authority, 7.425%, 2/15/29             2,500,000       2,520
                                                   -----------
    TOTAL MUNICIPAL BONDS                               4,867
                                                   -----------
    TOTAL BONDS                                    $  210,409
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (2.26%)          PAR        (000'S)
--------------------------------------------------------------
GOVERNMENT (0.23%)
++ U.S. Treasury, 5.08%, 9/4/97           500,000  $      495
                                                   -----------
NONDEPOSITORY INSTITUTIONS (1.20%)
Sears Roebuck Acceptance Corp.,
 5.57%, 8/6/97                          2,600,000       2,586
                                                   -----------
TOBACCO PRODUCTS (0.83%)
Philip Morris Companies, 9%, 5/15/98    1,750,000       1,790
                                                   -----------
    TOTAL MONEY MARKET INSTRUMENTS                      4,871
                                                   -----------
    TOTAL SELECT BOND PORTFOLIO                    $  215,280
                                                   -----------

 + Floating rate security.

++ Partially held by the custodian in segregated account as collateral for open futures postions. Information regarding open futures contracts as of June 30, 1997 is summarized below:

                                                UNREALIZED
                 NUMBER OF      EXPIRATION     APPRECIATION
ISSUERS          CONTRACTS         DATE           (000'S)
---------------  ----------  ----------------  -------------
U.S. Treasury
 Bond Future         45       September 1997        19

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
High current income and capital  Generate superior performance by investing in a  $131,411,445 appreciation with moderate risk  diversified mix of fixed income securities rated below investment grade.

HIGH YIELD BOND PORTFOLIO
Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. The investment approach is credit-driven, with rigorous industry and credit analysis utilized to identify investment opportunities in issuers with stable or improving credit fundamentals whose bonds are rated below investment grade. Securities are actively traded in order to maximize returns within appropriate parameters of risk, quality, seniority and duration. In many ways, investing in high yield bonds is akin to equity investing, since an issuer's financial situation and operational performance are the key determinants of continued ability to meet obligations to pay interest and principal. Of particular interest are solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. When financial performance falls short of expectations, exposure is normally reduced. In a high-yield portfolio, some defaults over time are inevitable; diversification across many holdings mitigates the impact of defaults on the total portfolio.

The high yield market continued to perform substantially better than the investment grade market during the first half of 1997. Favorable economic conditions, reasonably good corporate earnings and low default rates were major factors that contributed to strong demand for high yield bonds. Increasingly broad demand for high yield bonds from mutual funds, insurance companies, pension funds, foreign investors and issuers of Collateralized Bond Obligations caused risk premiums to decline.

The Portfolio significantly outperfomed both the Lehman Brothers High Yield Intermediate Market Index and the Portfolio's high yield fund peer group. This strong performance can be attributed to insightful selection of market sectors and individual securities, participation in international markets, the inclusion of preferred stocks, and the absence of any major negative credit developments in the Portfolio.

     Percentage Holdings
     by Industry Sector

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                    34%
Consumer Staples              20%
Consumer Cyclicals            11%
Transportation                 9%
Basic Materials                8%
Financial                      6%
Energy/Utilities               5%
Cash Equivalents               7%

     Performance Relative
     to Lehman Brothers High Yield Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        LEHMAN BROTHERS HIGH YIELD

                           High Yield Bond Portfolio       Intermediate Market Index
5/3/94                                        10,000                          10,000
6/30/94                                       10,110                          10,061
6/30/95                                       11,490                          11,330
6/30/96                                       12,836                          12,465
6/30/97                                       15,684                          14,158
                                                         Average Annual Total Return
                                                          For Periods Ended June 30,
                                                                                1997
                                                                            One Year   Since Inception
High Yield Bond Portfolio                                                     22.19%            15.31%
Lehman Brothers Index                                                         13.58%            11.63%

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.

    The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

HIGH YIELD BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
BONDS (73.10%)                            PAR        (000'S)
--------------------------------------------------------------
APPAREL AND TEXTILE (1.73%)
Polysindo International Finance Co.,
 11.375%, 6/15/06                      $2,000,000  $    2,200
                                                   -----------
AUTO RELATED (1.59%)
Speedy Muffler King Inc., 10.875%,
 10/01/06                               2,000,000       2,020
                                                   -----------
BANKS (2.42%)
First Nationwide Holdings Inc.,
 10.625%, 10/01/03                        750,000         829
First Nationwide Parent Holdings,
 12.50%, 4/15/03(144a)                  2,000,000       2,245
                                                   -----------
    TOTAL                                               3,074
                                                   -----------
BROADCASTING (4.55%)
Azteca Hldgs S.A. De C.V., 11.00%,
 6/15/02(144a)                          2,250,000       2,273
Katz Media Corp., 10.50%, 1/15/07       2,000,000       1,960
TV Azteca S.A. De C.V., 10.50%,
 2/15/07(144a)                          1,500,000       1,538
                                                   -----------
    TOTAL                                               5,771
                                                   -----------
CABLE TELEVISION (6.51%)
Adelphia Communications Corp., 9.50%,
 2/15/04 (PIK)                          2,547,500       2,458
Adelphia Communications Corp.,
 9.875%, 3/01/07(144a)                  1,000,000         966
+International Cabletel Inc., 11.50%,
 2/01/06                                2,000,000       1,385
International Cabletel Inc., 10.00%,
 2/15/07                                  500,000         509
+Marcus Cable, 14.25%, 12/15/05         3,750,000       2,944
                                                   -----------
    TOTAL                                               8,262
                                                   -----------
CHEMICALS (1.98%)
Tri Polyta Finance B V, 11.375%,
 12/01/03                               2,500,000       2,506
                                                   -----------
CONSUMER PRODUCTS (2.83%)
+Hedstrom Holdings Inc., 12.00%,
 6/01/09(144a)                          2,175,000       1,294
Riddell Sports Inc., 10.50%,
 7/15/07(144a)                          2,250,000       2,301
                                                   -----------
    TOTAL                                               3,595
                                                   -----------
CONSUMER STAPLES (0.64%)
North Atlantic Trading Inc., 11.00%,
 6/15/04(144a)                            800,000         810
                                                   -----------
CONTAINERS (1.65%)
VICAP, S.A. De C.V., 11.375%,
 5/15/07(144a)                          2,000,000       2,095
                                                   -----------
FINANCE COMPANIES (2.02%)
Olympic Financial Ltd., 11.50%,
 3/15/07                                2,500,000       2,569
                                                   -----------

                                                     MARKET
                                                      VALUE
BONDS (73.10%)                            PAR        (000'S)
--------------------------------------------------------------
HEALTHCARE (1.69%)
Quest Diagnostics Inc., 10.75%,
 12/15/06                              $2,000,000  $    2,145
                                                   -----------
LEISURE RELATED (12.16%)
Alliance Gaming Corp., 12.875%,
 6/30/03                                1,500,000       1,695
Casino America Inc., 12.50%, 8/01/03    2,000,000       2,080
Cobb Theatres LLC., 10.625%, 3/01/03    1,000,000       1,110
Cobblestone Holdings, Inc., 0.00%,
 6/01/04                                2,875,000       1,308
Horseshoe Gaming LLC., 9.375%,
 6/15/07(144a)                          1,000,000       1,008
Station Casinos Inc., 10.125%,
 3/15/06                                  500,000         505
Station Casinos Inc., 9.75%,
 4/15/07(144a)                          2,500,000       2,478
Trump Atlantic, 11.25%, 5/01/06         3,000,000       2,925
Trump Hotels & Casino Resorts,
 15.50%, 6/15/05                        2,000,000       2,320
                                                   -----------
    TOTAL                                              15,429
                                                   -----------
MISCELLANEOUS-BASIC MATERIALS (1.83%)
Cemex S. A., 12.75%, 7/15/06            2,000,000       2,320
                                                   -----------
OFFICE EQUIPMENT (2.42%)
United Stationers Supply Co., 12.75%,
 5/01/05                                2,750,000       3,064
                                                   -----------
OIL-GAS PRODUCERS (3.10%)
Belden & Blake Corp., 9.875%, 6/15/07
 (144a)                                 2,250,000       2,222
Bridas Corp., 12.50%, 6/10/03(144a)     1,500,000       1,710
                                                   -----------
    TOTAL                                               3,932
                                                   -----------
PAPER (4.36%)
Grupo Indl Durango S.A. De C.V.,
 12.625%, 8/01/03                       2,000,000       2,253
Indah Kiat Finance International,
 10.00%, 7/01/07(144a)                  2,250,000       2,244
Stone Container Corp., 12.25%,
 4/01/02(144a)                          1,000,000       1,030
                                                   -----------
    TOTAL                                               5,527
                                                   -----------
PROFESSIONAL SERVICES (1.54%)
Kinder-care Learning Center, 9.50%,
 2/15/09                                2,000,000       1,950
                                                   -----------
RAILROAD (2.51%)
+TFM S.A. De C. V., 11.75%,
 6/15/09(144a)                          5,500,000       3,190
                                                   -----------
RETAIL-FOOD (0.80%)
Pathmark Stores Inc., 11.625%,
 6/15/02                                1,000,000       1,010
                                                   -----------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
BONDS (73.10%)                            PAR        (000'S)
--------------------------------------------------------------
SOAPS AND TOILETRIES (2.14%)
Revlon Worldwide Corp., 0.00%,
 3/15/01(144a)                         $4,000,000  $    2,710
                                                   -----------
TELECOMMUNICATIONS (9.21%)
Comtel Brasileira Ltda., 10.75%,
 9/26/04(144a)                          2,000,000       2,140
ITC Deltacom Inc., 11.00%,
 6/01/07(144a)                          2,875,000       2,922
++Mobilemedia Communications Inc.,
 10.50%, 12/01/03                       2,000,000         240
Paging Network Inc., 10.00%, 10/15/08   2,000,000       1,920
+Telewest PLC, 11.00%, 10/01/07         3,000,000       2,160
Wavetek Corp., 10.125%, 6/15/07(144a)   2,250,000       2,309
                                                   -----------
    TOTAL                                              11,691
                                                   -----------
TRUCKING AND SHIPPING (5.41%)
Greyhound Lines Inc., 11.50%,
 4/15/07(144a)                          3,375,000       3,611
Coach USA Inc., 9.375%, 7/01/07(144a)   2,250,000       2,228
Ryder Trucks, Inc., 10.00%, 12/01/06    1,000,000       1,030
                                                   -----------
    TOTAL                                               6,869
                                                   -----------
    TOTAL BONDS                                    $   92,739
                                                   -----------

                                                     MARKET
                                                      VALUE
PREFERRED STOCK (19.03%)                 SHARES      (000'S)
--------------------------------------------------------------
BANKS (1.02%)
California Federated Capital Corp.         50,000  $    1,291
                                                   -----------
BROADCASTING (7.00%)
American Radio Systems Corp. (144a)        21,055       2,232
Chancellor Radio(144a)                     21,200       2,417
Sinclair Capital(144a)                     40,000       4,230
                                                   -----------
    TOTAL                                               8,879
                                                   -----------
CABLE TELEVISION (4.06%)
Cablevision Systems Corp. (PIK)            49,828       5,156
                                                   -----------
LEISURE RELATED (1.72%)
Alliance Gaming Corp. PIK                  17,461       1,737
Station Casinos Inc.                       10,000         448
                                                   -----------
    TOTAL                                               2,185
                                                   -----------
                                                     MARKET
                                                      VALUE
PREFERRED STOCK (19.03%)                 SHARES      (000'S)
--------------------------------------------------------------
PRINTING AND PUBLISHING (2.81%)
K-III Communications Corp.(144a)           35,000  $    3,561
Time Warner Inc.                                7           1
                                                   -----------
    TOTAL                                               3,562
                                                   -----------
TELECOMMUNICATIONS (0.42%)
NTL Inc.(144a) (PIK)                        5,160         539
                                                   -----------
UTILITY-GAS (2.00%)
Petroleum Heat & Power Inc.(144a)         103,750       2,542
                                                   -----------
    TOTAL PREFERRED STOCK                          $   24,154
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (6.85%)          PAR        (000'S)
--------------------------------------------------------------
CHEMICALS AND ALLIED PRODUCTS (5.28%)
American Home Products Co., 6.149%,
 7/01/97                               $6,700,000  $    6,700
                                                   -----------
NONDEPOSITORY INSTITUTIONS (1.57%)
Sears Roebuck Acceptance Corp.,
 5.57%, 8/06/97                         2,000,000       1,989
                                                   -----------
    TOTAL MONEY MARKET
     INVESTMENTS                                   $    8,689
                                                   -----------

                                                     MARKET
                                                      VALUE
COMMON STOCK (1.02%)                     SHARES      (000'S)
--------------------------------------------------------------
APPAREL AND TEXTILE (0.86%)
*Ithaca Industries Inc.                   136,000  $    1,088
                                                   -----------
ELECTRONICS (0.04%)
*Exide Electronics-Warrants                 2,000          50
                                                   -----------
LEISURE RELATED (0.04%)
*Cobblestone Holdings Inc.                  2,875          52
                                                   -----------
PAPER (0.08%)
*SDW Holdings Corp.(144a)                  20,000         100
                                                   -----------
    TOTAL COMMON STOCK                                  1,290
                                                   -----------
    TOTAL HIGH YIELD BOND PORTFOLIO                $  126,872
                                                   -----------

 *Non-Income Producing.

 +Deferred interest security that receives no coupon payments until a predetermined date at which the stated coupon rate becomes effective.

++Defaulted Security.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
A high level of current income   Achieve consistent returns and low volatility    $2,593,714,448
and capital growth with a low    by diversifying among assets
risk profile

BALANCED PORTFOLIO

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

The Portfolio benefited from continued emphasis on equities during the first six months of 1997. Although the stock position was reduced modestly during periods of particular strength, continued strong prices have increased the percentage holdings of stock; at the end of the period 57% of the total was invested in stocks, up from 55% at the end of 1996. A moderate cash position will make it possible to increase investments in equities or bonds, as market conditions indicate.

A reduction in the percentage held in bonds resulted from the increased value of stock holdings, rather than from a decision to scale back bond holdings. In order to take advantage of declining interest rates, durations of the securities in the portfolio have been adjusted to overweight short-term and long-term securities and underweight intermediate term bonds.

     Percentage Holdings
       6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equities                           57%
Bonds                              29%
Money Market Investments           14%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    BALANCED PORTFOLIO  MERRILL LYNCH DOMESTIC MASTER INDEX    S&P 500 INDEX   ML 91-DAY T-BILL
6/30/87                         10,000                                10,000           10,000             10,000
6/30/88                         10,173                                10,784            9,290             10,633
6/30/89                         11,119                                12,124           11,167             11,533
6/30/90                         11,898                                13,012           12,976             12,512
6/30/91                         13,102                                14,429           13,923             13,458
6/30/92                         14,584                                16,470           15,788             14,156
6/30/93                         16,375                                18,435           17,936             14,634
6/30/94                         16,514                                18,244           18,169             15,126
6/30/95                         19,515                                20,540           22,875             15,960
6/30/96                         22,619                                21,558           28,799             16,843
6/30/97                         27,444                                23,321           38,755             17,758
                                                 Average Annual Total Return
                                             For Periods Ended June 30, 1997
                                                                    One Year       Five Years          Ten Years
Balanced Portfolio                                                    21.33%           13.48%             10.62%
S&P 500 Index                                                         34.57%           19.67%             14.51%
MLDM Index                                                             8.18%            7.20%              8.84%
ML 91-Day T-Bill                                                       5.43%            4.64%              5.91%

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.

    The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

    This chart assumes an initial investment of $10,000 made on 6/30/87. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

BALANCED PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
CORPORATE BONDS (10.10%)
----------------------------------
AEROSPACE AND DEFENSE (0.28%)
Lockheed Corporation, 6.75%,
 3/15/03                            $ 3,000,000  $     2,985
Northrop Grumman Corporation,
 7.75%, 3/1/16                        4,000,000        4,034
                                                 ------------
    TOTAL                                              7,019
                                                 ------------
AUTO-RELATED (0.27%)
Hertz Corp., 9.04%, 6/14/00           4,100,000        4,360
                                                 ------------
BANKS (0.12%)
Nations Credit, 6.75%, 8/15/03        2,917,161        2,929
                                                 ------------
BANK HOLDING COMPANIES (0.74%)
BT Preferred Capital Trust II,
 7.875%, 2/25/27                      6,000,000        5,796
First Union Institutional Captial
 II, 7.85%, 1/1/27                    5,000,000        4,893
Security Capital Industrial Trust,
 7.3%, 5/15/01                        8,000,000        7,993
                                                 ------------
    TOTAL                                             18,682
                                                 ------------
CHEMICALS AND ALLIED PRODUCTS (0.48%)
Dow Cap B.V., 8.5%, 6/8/10            8,200,000        9,054
Nova Chemicals Ltd., 7.25%,
 8/15/28                              3,000,000        2,963
                                                 ------------
    TOTAL                                             12,017
                                                 ------------
COMMUNICATIONS (0.62%)
Tele Communications, Inc., 7.375%,
 2/15/00                              8,000,000        8,069
U.S. West Capital Funding Inc.,
 7.9%, 2/1/27                         4,000,000        4,013
WorldCom, Inc., 7.75%, 4/1/07         3,500,000        3,559
                                                 ------------
    TOTAL                                             15,641
                                                 ------------
CONSTRUCTION MACHINERY (0.10%)
Bufete Industrial SA ADS, 11.375%,
 7/15/99 (144a)                       2,500,000        2,606
                                                 ------------
DEPOSITORY INSTITUTIONS (0.42%)
Natwest Capital Funding, 12.125%,
 11/15/02                            10,450,000       10,653
                                                 ------------
ELECTRIC SERVICES (3.24%)
Beaver Valley Funding Corp.,
 8.25%, 6/1/03                        5,141,000        5,244
Cleveland Electric Illum Co.,
 7.375%, 6/1/03                       2,000,000        1,996
Columbia Gas System Inc., 7.32%,
 11/28/10                             7,571,000        7,529
Commonwealth Edison Co., 6.5%,
 4/15/00                              4,000,000        3,974
Dayton Power & Light Company,
 8.15%, 1/15/26                       5,750,000        5,946

                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
ELECTRIC SERVICES (CONTINUED)
Korea Electric Power Corporation,
 7%, 2/1/27                         $ 4,000,000  $     3,907
Long Island Lighting Co., 8.625%,
 4/15/04                              2,700,000        2,769
Long Island Lighting Co., 9.625%,
 7/1/24                               1,500,000        1,542
Ohio Edison Company, 7.375%,
 9/15/02                              3,665,000        3,700
Pacific Gas & Electric Co.,
 5.375%, 8/1/98                       5,000,000        4,962
Pacific Gas & Electric Co., 7.25%,
 3/1/26                               9,050,000        8,634
PECO Energy Company, 7.75%, 3/1/23    8,850,000        8,911
Public Service Electric And Gas
 Co., 6.875%, 1/1/03                  9,000,000        9,008
Texas Utilities Electric Co.,
 7.875%, 3/1/23                       4,000,000        3,984
Southern California Edison Co.,
 7.25%, 3/1/26                       10,000,000        9,530
                                                 ------------
    TOTAL                                             81,636
                                                 ------------
ENERGY (0.24%)
Barrett Resources Corporation,
 7.55%, 2/01/07                       5,000,000        4,974
Petroleos Mexicanos, 8%, 7/1/98
 (144a)                               1,000,000        1,010
                                                 ------------
    TOTAL                                              5,984
                                                 ------------
FINANCE (0.55%)
Associates Corp. of North America,
 7.95%, 2/15/10                       5,550,000        5,996
Crown Cork & Seal Finance Plc,
 6.75%, 12/15/03                      8,000,000        7,877
                                                 ------------
    TOTAL                                             13,873
                                                 ------------
FOOD AND KINDRED PRODUCTS (0.14%)
Nabisco Inc., 8%, 1/15/00             3,500,000        3,611
                                                 ------------
FOOD AND BEVERAGE (0.43%)
Coca Cola Enterprises, Inc., 8%,
 1/4/05                              10,000,000       10,720
                                                 ------------
GENERAL MERCHANDISE STORES (0.16%)
May Department Stores Company,
 7.45%, 10/15/16                      4,000,000        3,971
                                                 ------------
MOTION PICTURE (1.02%)
News America Holdings Inc., 7.5%,
 3/1/00                               6,500,000        6,626
News America Holdings Inc., 8.45%,
 8/1/34                              10,000,000       11,034
Time Warner Entertainment Inc.,
 7.25%, 9/1/08                        1,500,000        1,477

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
MOTION PICTURE (CONTINUED)
Time Warner Entertainment Inc.,
 8.375%, 3/15/23                    $ 5,000,000  $     5,125
Time Warner Entertainment Inc.,
 8.375%, 7/15/33                      1,500,000        1,524
                                                 ------------
    TOTAL                                             25,786
                                                 ------------
MOTOR VEHICLES (0.49%)
General Motors Acceptance Corp.,
 6.625%, 10/1/02                      5,000,000        4,951
General Motors Corporation, 8.8%,
 3/1/21                               6,500,000        7,412
                                                 ------------
    TOTAL                                             12,363
                                                 ------------
PAPER AND ALLIED PRODUCTS (0.13%)
Grupo Industrial Durango, 12.625%,
 8/1/03                               3,000,000        3,379
                                                 ------------
TOBACCO (0.40%)
Philip Morris Companies, 9.25%,
 2/15/00                              1,000,000        1,061
Philip Morris Companyes, 7.25%,
 1/15/03                              5,000,000        5,038
RJR Nabisco Inc., 8.625%, 12/1/02     4,000,000        4,093
                                                 ------------
    TOTAL                                             10,192
                                                 ------------
UTILITY (0.35%)
Atlantic City Electric Company,
 6.625%, 8/1/13                       4,000,000        3,683
Petacalco Trust, 10.16%, 12/23/09     5,000,000        5,050
                                                 ------------
    TOTAL                                              8,733
                                                 ------------
    TOTAL CORPORATE BONDS                            254,155
                                                 ------------
GOVERNMENT AND AGENCY RELATED BONDS (13.66%)
FOREIGN GOVERNMENT BONDS (0.64%)
Argentina, Republic of, 8%,
 12/13/98                           $ 3,500,000  $     3,525
Argentina, Republic of, 8.75%,
 5/9/02                               1,000,000        1,001
+Argentina, Republic of, 5.695%,
 4/1/01                               3,984,594        3,871
City Of Moscow, 9.5%, 5/31/00
 (144a)                               7,500,000        7,605
Province of Quebec, 6.5%, 1/17/06     7,500,000        7,212
                                                 ------------
    TOTAL                                             23,214
                                                 ------------
FEDERAL GOVERNMENT AND AGENCIES (13.12%)
Federal Home Loan Mortgage Corp.,
 6%, 7/15/07                         19,250,000       18,711
Federal Home Loan Mortgage Corp.,
 6.5%, 1/1/12                        22,302,657       21,918
Federal Home Loan Mortgage Corp.,
 7%, 3/15/07                          7,250,000        7,252
Federal Home Loan Mortgage Corp.,
 7.25%, 4/15/18                       6,811,342        6,854
Federal Home Loan Mortgage Corp.,
 7.5%, 1/1/27                        34,040,754       34,195
                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
 6.5%, 9/25/05                      $ 6,654,413  $     6,577
Federal National Mortgage Assoc.,
 6.75%, 12/25/23                      6,500,000        6,093
Federal National Mortgage Assoc.,
 7%, 4/1/26                          26,831,394       26,353
Federal National Mortgage Assoc.,
 7%, 6/1/03                           6,476,388        6,516
Federal National Mortgage Assoc.,
 7%, 6/25/10                          8,070,000        7,990
Federal National Mortgage Assoc.,
 8.4%, 2/25/09                       10,910,000       11,477
Government National Mortgage
 Assoc., 7%, 10/15/23                    26,934           27
Government National Mortgage
 Assoc., 7%, 10/15/23                    95,587           94
Government National Mortgage
 Assoc., 7%, 10/15/23                   183,056          181
Government National Mortgage
 Assoc., 7%, 10/15/23                   103,545          102
Government National Mortgage
 Assoc., 7%, 10/15/23                   134,277          133
Government National Mortgage
 Assoc., 7%, 11/15/23                   516,737          511
Government National Mortgage
 Assoc., 7%, 11/15/23                   661,905          654
Government National Mortgage
 Assoc., 7%, 11/15/23                   689,066          681
Government National Mortgage
 Assoc., 7%, 5/15/23                    202,547          200
Government National Mortgage
 Assoc., 7%, 5/15/23                  5,841,596        5,771
Government National Mortgage
 Assoc., 7%, 5/15/23                  8,136,634        8,039
Government National Mortgage
 Assoc., 7%, 5/15/23                    426,184          421
Government National Mortgage
 Assoc., 7%, 6/15/23                    285,635          282
Government National Mortgage
 Assoc., 7%, 6/15/23                    666,401          658
Government National Mortgage
 Assoc., 7%, 7/15/23                    703,364          695
Government National Mortgage
 Assoc., 7%, 7/15/23                    710,060          702
Government National Mortgage
 Assoc., 7%, 7/15/23                     52,478           52
Government National Mortgage
 Assoc., 7%, 8/15/23                     27,732           27
Government National Mortgage
 Assoc., 7%, 9/15/23                     20,831           21
Government National Mortgage
 Assoc., 7%, 9/15/23                     34,256           34

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 7%, 9/15/23                $   100,663  $        99
Government National Mortgage
 Assoc., 7%, 9/15/23                    560,301          554
Government National Mortgage
 Assoc., 7.5%, 1/15/24                  976,424          983
Government National Mortgage
 Assoc., 7.5%, 1/15/24                  188,328          190
Government National Mortgage
 Assoc., 7.5%, 11/15/24                 896,363          903
Government National Mortgage
 Assoc., 7.5%, 2/15/24                1,426,594        1,436
Government National Mortgage
 Assoc., 7.5%, 3/15/24                1,356,811        1,366
Government National Mortgage
 Assoc., 7.5%, 4/15/24                  862,489          868
Government National Mortgage
 Assoc., 7.5%, 5/15/24                  873,899          880
Government National Mortgage
 Assoc., 7.5%, 5/15/24                1,236,153        1,245
Government National Mortgage
 Assoc., 7.5%, 5/15/24                1,229,011        1,238
Government National Mortgage
 Assoc., 7.5%, 6/15/24                1,318,202        1,327
Government National Mortgage
 Assoc., 7.5%, 8/15/24                  844,844          851
Government National Mortgage
 Assoc., 7.5%, 8/15/24                  964,250          971
Government National Mortgage
 Assoc., 7.5%, 8/15/24                1,000,475        1,007
Government National Mortgage
 Assoc., 7.5%, 8/15/24                  909,059          915
Government National Mortgage
 Assoc., 7.5, 6/15/24                    34,055           34
Government National Mortgage
 Assoc., 8%, 4/15/26                 24,183,313       24,759
Government National Mortgage
 Assoc., 8.5%, 1/15/25                   18,561           19
Government National Mortgage
 Assoc., 8.5%, 1/15/25                   48,856           51
Government National Mortgage
 Assoc., 8.5%, 1/15/25                  118,153          123
Government National Mortgage
 Assoc., 8.5%, 1/15/26                   24,961           26
Government National Mortgage
 Assoc., 8.5%, 1/15/26                  778,638          810
Government National Mortgage
 Assoc., 8.5%, 1/15/26                   59,410           62
Government National Mortgage
 Assoc., 8.5%, 10/15/21                 144,946          152
Government National Mortgage
 Assoc., 8.5%, 10/15/22                  10,987           12
                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.5%, 10/15/22             $    45,574  $        48
Government National Mortgage
 Assoc., 8.5%, 10/15/22                 199,332          209
Government National Mortgage
 Assoc., 8.5%, 11/15/24                 182,679          191
Government National Mortgage
 Assoc., 8.5%, 11/15/25                  22,783           24
Government National Mortgage
 Assoc., 8.5%, 12/15/22                  48,609           51
Government National Mortgage
 Assoc., 8.5%, 12/15/24                  24,056           25
Government National Mortgage
 Assoc., 8.5%, 2/15/25                   98,154          102
Government National Mortgage
 Assoc., 8.5%, 2/15/25                   16,268           17
Government National Mortgage
 Assoc., 8.5%, 2/15/25                   39,997           42
Government National Mortgage
 Assoc., 8.5%, 2/15/25                   38,531           40
Government National Mortgage
 Assoc., 8.5%, 2/15/26                   45,335           47
Government National Mortgage
 Assoc., 8.5%, 3/15/26                   23,240           24
Government National Mortgage
 Assoc., 8.5%, 3/15/26                   14,976           16
Government National Mortgage
 Assoc., 8.5%, 4/15/26                  777,737          810
Government National Mortgage
 Assoc., 8.5%, 4/15/26                   86,941           90
Government National Mortgage
 Assoc., 8.5%, 4/15/26                   71,017           74
Government National Mortgage
 Assoc., 8.5%, 4/15/26                  135,104          141
Government National Mortgage
 Assoc., 8.5%, 4/15/26                  767,238          799
Government National Mortgage
 Assoc., 8.5%, 4/15/26                  775,488          807
Government National Mortgage
 Assoc., 8.5%, 5/15/22                    7,991            8
Government National Mortgage
 Assoc., 8.5%, 5/15/26                  803,737          837
Government National Mortgage
 Assoc., 8.5%, 5/15/26                   35,334           37
Government National Mortgage
 Assoc., 8.5%, 5/15/26                  654,142          681
Government National Mortgage
 Assoc., 8.5%, 5/15/26                  920,114          958
Government National Mortgage
 Assoc., 8.5%, 5/15/26                  731,404          761
Government National Mortgage
 Assoc., 8.5%, 5/15/26                  460,743          480

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.5%, 6/15/24              $    19,950  $        21
Government National Mortgage
 Assoc., 8.5%, 7/15/21                  143,905          151
Government National Mortgage
 Assoc., 8.5%, 7/15/24                  183,152          191
Government National Mortgage
 Assoc., 8.5%, 7/15/24                  183,547          191
Government National Mortgage
 Assoc., 8.5%, 8/15/24                  155,827          163
Government National Mortgage
 Assoc., 8.5%, 9/15/22                   14,240           15
Government National Mortgage
 Assoc., 8.5%, 9/15/22                  182,563          191
Government National Mortgage
 Assoc., 8.5%, 9/15/24                  268,049          280
U.S. Teasury, 6.375%, 5/15/99        53,100,000       53,366
U.S. Teasury, 6.625%, 2/15/27        18,500,000       18,095
U.S. Teasury, 6.75%, 8/15/26         24,850,000       24,586
U.S. Teasury, 7%, 7/15/06             1,950,000        2,006
                                                 ------------
    TOTAL                                            320,677
                                                 ------------
    TOTAL GOVERNMENT BONDS                           343,891
                                                 ------------
MORTGAGE/ASSET BACKED SECURITIES (4.55%)
AUTO-RELATED (1.13%)
Eaglemark Trust, 6.75%, 11/15/02
 (144a)                             $ 6,513,006  $     6,576
Team Fleet Financing Corporation,
 6.65%, 12/15/02 (144a)              11,800,000       11,686
Team Fleet Financing Corporation,
 7.35%, 5/15/03 (144a)                3,000,000        3,043
CIT RV Owner Trust, 6.25%, 1/15/11    3,631,565        3,636
Daimler-Benz Vehicle Trust, 5.85%,
 7/20/03                              3,593,862        3,594
                                                 ------------
                                                      28,535
                                                 ------------
CREDIT CARD (0.20%)
Charming Shoppes Master Trust, 7%,
 4/15/03                              5,000,000        5,064
                                                 ------------
MANUFACTURED HOUSING (0.10%)
Vanderbilt Mortgage and Finance,
 Inc., 7.19%, 5/7/2005                2,500,000        2,517
                                                 ------------
COMMERCIAL MORTGAGES (2.62%)
Asset Securitization Corporation,
 1.257%, 11/13/26 IO                 29,311,815        1,310
Chase Commerical Mortgage
 Securities Corp., 7.37%, 6/19/29     2,000,000        2,007
Credit Suisee First Boston
 Mortgage Securities Corp.,
 9.5914%, 4/25/25 (144a)              2,047,000        2,257
                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Credit Suisse First Boston
 Mortgage Securities Corp., 7.26%,
 6/20/29 (144a)                     $ 3,250,000  $     3,287
Credit Suisse First Boston
 Mortgage Securities Corp., 7.28%,
 6/20/29 (144a)                       3,250,000        3,278
Credit Suisse First Boston
 Mortgage Securities Corp., 7.46%,
 6/20/29 (144a)                       6,000,000        6,053
First Union-Lehman Brothers
 Commerical Mortgage Trust, 7.44%,
 4/18/07                              2,500,000        2,541
First Union-Lehman Brothers
 Commerical Mortgage Trust,
 1.307%, 4/18/27 IO                  40,000,000        3,169
GMAC Commerical Mortgage
 Securities, Inc., 7.81%, 5/1/06
 (144a)                               7,000,000        7,210
+Kmart CMBS Financing, Inc.,
 6.391%, 03/01/07 (144a)              3,500,000        3,510
+Kmart CMBS Financing, Inc.,
 6.791%, 03/01/07 (144a)              4,500,000        4,513
LB Commercial Conduit Mortgage
 Trust, 1.248%, 10/25/26 IO         129,210,496        8,528
Merrill Lynch Mortgage Investors,
 Inc., 7.12%, 6/18/29                 6,000,000        5,974
Merrill Lynch Mortgage Investors,
 Inc., 8.858%, 6/18/29                5,845,000        6,061
Merrill Lynch Mortgage Investors,
 Inc., 8.154%, 6/18/29 (144a)         2,000,000        2,016
Midland Realty Acceptance Corp.,
 1.389%, 1/25/29 (144a) IO           29,533,244        2,333
NationsBank Lease Pass Thru Trust,
 7.442%, 1/10/11 (144a)               2,000,000        2,014
                                                 ------------
                                                      66,061
                                                 ------------
RESIDENTIAL MORTGAGES (0.49%)
BCF L L C Mortgage Pass Thru
 Certificate, 7.75%, 3/25/37
 (144a)                               4,981,218        4,863
Rural Housing Trust, 6.33%, 4/1/26    7,696,945        7,474
                                                 ------------
                                                      12,337
                                                 ------------
    TOTAL MORTGAGE/ASSET BACKED
     SECURITIES                                      114,514
                                                 ------------
MUNICIPAL BONDS (0.19%)
New Jersey Economic Development
 Authority, 0.00%, 2/15/25           20,000,000        2,607

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
BONDS (28.50%)                          PAR        (000'S)
-------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
New Jersey Economic Development
 Authority, 7.425%, 2/15/29         $ 2,250,000  $     2,268
                                                 ------------
    TOTAL MUNICIPAL BONDS                              4,875
                                                 ------------
    TOTAL BONDS                                  $   717,435
                                                 ------------

                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
BASIC MATERIALS (2.87%)
Air Products & Chemicals, Inc.           22,900        1,861
Alcan Aluminium Limited                  46,300        1,606
Allegheny Teledyne Inc.                  35,662          963
Aluminum Co. of America                  35,500        2,676
*Armco Inc.                              21,800           84
ASARCO, Inc.                              8,800          270
Avery Dennison Corp.                     21,300          855
B.F. Goodrich Company                    11,000          476
Barrick Gold Corporation                 73,100        1,608
Battle Mountain Gold Company             45,900          261
*Bethlehem Steel Corporation             22,800          238
Boise Cascade Corporation                 9,900          350
Champion International                   19,500        1,077
Cyprus Minerals Co.                      19,100          468
Dow Chemical Company                     49,700        4,330
E.I. du Pont de Nemours & Co.           230,400       14,486
Eastman Chemical Company                 15,875        1,008
Echo Bay Mines Limited Co.               28,500          164
Ecolab, Inc.                             13,200          630
Engelhard Corp.                          29,400          616
*FMC Corporation                          7,600          604
Freeport-McMoRan Copper & Gold
 Inc.                                    39,500        1,229
Georgia Pacific Corp.                    18,700        1,597
Great Lakes Chemical                     12,300          644
Hercules Incorporated                    20,900        1,001
Homestake Mining Company                 30,000          392
Inco Limited                             34,400        1,034
Inland Steel Industries, Inc.            10,000          261
International Flavors &
 Fragrances, Inc.                        22,600        1,141
International Paper Company              61,400        2,982
James River Corp. of Virginia            17,600          651
Louisiana-Pacific Corporation            22,200          469
Mead Corp.                               10,700          666
Monsanto Company                        120,300        5,180
Morton International, Inc.               29,100          878
Nalco Chemical Company                   13,800          533
Newmont Mining Corporation               31,930        1,245
Nucor Corp.                              17,900        1,011
Phelps Dodge Corporation                 13,300        1,133
                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
Placer Dome Incorporated                 49,000  $       802
Potlatch Corporation                      5,900          267
PPG Industries Inc.                      37,500        2,180
Praxair                                  32,000        1,792
Reynolds Metals Company                  14,900        1,062
Rohm & Haas Company                      13,100        1,180
Sigma-Aldrich Corp.                      20,500          719
Stone Container Corporation              20,300          291
Union Camp Corporation                   14,200          710
Union Carbide Corporation                26,100        1,228
USX-Marathon Group                       17,300          607
W.R. Grace & Co.                         14,900          821
Westvaco Corporation                     20,850          655
Weyerhaeuser Company                     40,600        2,111
Willamette Industries Inc.               11,300          791
Worthington Industries                   19,700          361
                                                 ------------
    TOTAL                                             72,255
                                                 ------------
CAPITAL GOODS (4.72%)
Aeroquip-Vickers Inc.                     5,700          269
AMP Incorporated                         44,936        1,876
*AutoZone, Inc.                          30,800          726
Boeing Company                          146,598        7,779
Briggs & Stratton Corporation             5,200          260
Browning-Ferris Industries Inc.          43,600        1,450
Case Corporation                         15,000        1,033
Caterpillar Inc.                         39,200        4,209
Centex Corporation                        5,900          240
Cincinnati Milacron Inc.                  8,100          210
Cooper Industries, Inc.                  24,200        1,204
Crane Co.                                 9,450          395
Cummins Engine Company, Inc.              8,100          572
Deere & Company                          52,400        2,875
Dover Corporation                        23,000        1,415
Emerson Electric Co.                     91,500        5,038
Fluor Corporation                        17,200          949
Foster Wheeler Corporation                8,300          336
General Dynamics Corporation             12,900          968
General Electric Company                673,700       44,043
General Signal Corporation               10,200          445
Giddings & Lewis Company                  6,800          142
Harnischfeger Industries, Inc.           10,100          419
Honeywell Inc.                           25,900        1,965
Illinois Tool Works Inc.                 50,700        2,532
Ingersoll-Rand Company                   22,400        1,383
Johnson Controls Inc.                    17,000          698
Kaufman & Broad Home Corp.                7,900          139
Laidlaw Transportation Limited           64,200          887
Lockheed Martin Corporation              39,461        4,087
Masco Corporation                        32,800        1,369
McDermott International, Inc.            11,200  $       327
McDonnell Douglas Corporation            43,400        2,973

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Millipore Corp.                           8,900  $       392
Moore Corporation Ltd.                   20,400          402
NACCO Industries, Inc.                    1,700           96
Northrop Grumman Corporation             11,800        1,036
Owens-Corning Fiberglas Corp.            10,600          457
Pall Corporation                         25,766          599
Parker-Hannifin Corporation              15,200          922
Pitney Bowes Inc.                        30,400        2,113
Pulte Corporation                         4,300          149
Raychem Corp.                             9,100          677
Rockwell International Corporation       44,800        2,643
Safety-Kleen Corp.                       11,900          201
*Thermo Electron Corporation             30,500        1,037
Thomas & Betts Corporation               10,900          573
Timken Company                           12,800          455
TRW, Inc.                                26,000        1,477
Tyco International Ltd.                  34,100        2,372
United Technologies Corp.                48,600        4,034
Waste Management Inc.                    92,700        2,978
Westinghouse Electric Corp.             130,000        3,006
                                                 ------------
    TOTAL                                            118,832
                                                 ------------
COMMUNICATION SERVICES (3.38%)
*Airtouch Communications Inc.           102,600        2,809
ALLTEL Corporation                       38,300        1,281
Ameritech Corporation                   112,400        7,636
AT&T Corporation                        331,500       11,623
Bell Atlantic Corporation                89,600        6,798
Bellsouth Corporation                   202,800        9,405
Frontier Corporation                     33,500          668
GTE Corporation                         196,800        8,635
MCI Communications Corporation          140,100        5,363
NYNEX Corp.                              90,000        5,186
SBC Communications Incorporated         187,587       11,607
Sprint Corporation                       88,100        4,636
U S WEST Communications Group            98,100        3,697
*WorldCom Inc.                          177,100        5,667
                                                 ------------
    TOTAL                                             85,011
                                                 ------------
CONSUMER CYCLICAL (5.91%)
American Greetings Corp.                 15,300          568
Armstrong World Industries Inc.           8,400          616
Black & Decker Corporation               19,300          718
Brunswick Corporation                    20,100          628
*Charming Shoppes Incorporated           21,600          113
Chrysler Corporation                    143,700        4,715
Circuit City Stores, Inc.                20,100          715
Cooper Tire & Rubber Company             16,200          356
*Costco Companies, Inc.                  42,951        1,412
                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
*CUC International Inc.                  81,175  $     2,095
CVS Corporation                          34,100        1,748
Dana Corporation                         20,800          790
Darden Restaurants Inc.                  32,700          296
Dayton Hudson Corporation                44,400        2,362
Deluxe Corp.                             16,900          577
Dillards Inc Cl A                        23,200          803
Dow Jones & Company, Inc.                19,800          796
Dun & Bradstreet Corporation             34,800          914
Eaton Corporation                        15,800        1,380
Echlin Inc.                              12,800          461
*Federated Department Stores, Inc.       42,500        1,477
Fleetwood Enterprises, Inc.               7,300          218
Ford Motor Company                      242,500        9,154
*Fruit Of The Loom, Incorporated         15,700          487
Gannett Company Inc.                     28,800        2,844
General Motors Corp.                    154,700        8,615
Genuine Parts Company                    36,975        1,253
Goodyear Tire & Rubber Company           31,800        2,013
Harcourt General                         14,600          695
*Harrahs Entertainment                   21,000          383
Hasbro Inc.                              26,450          751
*HFS Incorporated                        32,200        1,868
Hilton Hotels Corporation                50,600        1,344
Home Depot, Inc.                         98,266        6,774
*ITT Corp.                               23,800        1,453
ITT Industries Inc.                      24,200          623
J.C. Penney Company Inc.                 50,500        2,635
John H. Harland Company                   6,300          144
Jostens, Inc.                             7,900          211
*K Mart Corporation                      99,100        1,214
*King World Productions, Inc.             7,600          266
Knight-Ridder Inc.                       19,200          942
Liz Claiborne, Inc.                      14,600          681
Longs Drug Stores Corp.                   8,000          210
Lowe's Companies, Inc.                   35,400        1,314
Marriott International                   26,200        1,608
Mattel, Inc.                             59,060        2,001
May Department Stores Company            50,100        2,367
Maytag Corporation                       20,500          536
McDonald's Corporation                  142,700        6,894
McGraw-Hill Companies Inc.               20,400        1,200
Mercantile Stores Company                 7,500          472
Meredith Corporation                     11,000          319
National Service Industries, Inc.         9,300          453
*Navistar International Corp.            14,970          258
New York Times Company                   19,800          980
Newell Co.                               32,500        1,288
Nike, Inc.                               59,000        3,444
Nordstrom, Inc.                          16,400          805

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
PACCAR Incorporated                      15,890  $       738
Pep Boys - Manny, Moe & Jack             12,400          422
R.R. Donnelley & Sons Company            30,900        1,132
Reebok International Ltd.                11,400          533
Rite Aid Corporation                     25,100        1,252
Rubbermaid, Inc.                         30,600          910
Russell Corp.                             7,800          231
Sears Roebuck & Co.                      80,100        4,305
Sherwin-Williams Company                 35,100        1,084
Snap-On Incorporated                     12,450          490
Springs Industries, Inc.                  4,100          216
Stride Rite Corp.                        10,100          130
Tandy Corporation                        11,100          622
The Gap, Inc.                            57,100        2,220
The Limited, Inc.                        55,400        1,122
The Stanley Works                        18,200          728
Times Mirror Company                     19,100        1,055
TJX Companies, Inc.                      31,800          839
*Toys "R" Us                             59,400        2,079
Tribune Company                          25,200        1,211
VF Corporation                           13,000        1,107
*Viacom Incorporated                     72,356        2,171
Wal-Mart Stores, Inc.                   469,300       15,868
Walgreen Company                         50,400        2,703
Walt Disney Company                     138,136       11,085
Wendys International, Inc.               26,500          687
Whirlpool Corporation                    15,200          829
*Woolworth Corp.                         27,400          658
                                                 ------------
    TOTAL                                            148,684
                                                 ------------
CONSUMER STAPLES (7.48%)
Adolph Coors Co.                          7,800          208
Alberto-Culver Company                   11,400          319
Albertson's, Inc.                        51,400        1,876
American Stores Co.                      29,800        1,471
Anheuser Busch Companies, Inc.          102,200        4,286
Archer Daniels Midland Company          111,118        2,611
Avon Products, Inc.                      27,200        1,919
Ball Corporation                          6,200          186
Bemis Company, Inc.                      10,700          463
Brown-Forman Corp.                       14,100          688
Campbell Soup Company                    95,600        4,780
Cardinal Health Inc.                     22,300        1,277
Clorox Company                           10,600        1,399
Colgate-Palmolive Co.                    60,100        3,922
Comcast Corp.                            66,750        1,427
Conagra Inc.                             49,100        3,149
CPC International Corp.                  29,400        2,714
Crown Cork & Seal Company, Inc.          26,200        1,400
Fleming Companies, Inc.                   7,700          139
Fortune Brands, Inc.                     34,800        1,298
General Mills, Inc.                      33,000        2,149
                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Giant Food Inc.                          12,200  $       398
Gillette Company                        113,500       10,754
Great Atlantic & Pacific Tea Co.,
 Inc.                                     7,800          212
H.J.Heinz Company                        75,350        3,476
Hershey Foods Corp.                      31,400        1,737
Kellogg Company                          43,100        3,690
Kimberly-Clark Corporation              115,632        5,753
Pepsico Inc.                            317,800       11,937
Philip Morris Companies, Inc.           499,900       22,183
Pioneer Hi-Bred International            16,900        1,352
Procter & Gamble Company                139,000       19,634
Quaker Oats Company                      27,800        1,248
Ralston Purina Group                     21,800        1,792
Sara Lee Corporation                     98,400        4,096
Seagram Company Ltd.                     75,900        3,055
Supervalu Inc.                           13,700          473
Sysco Corporation                        36,100        1,318
*Tele Communications, Inc.              135,800        2,020
The Coca-Cola Company                   509,100       34,364
*The Kroger Company                      51,600        1,496
Time Warner Inc.                        116,300        5,611
Tupperware Corporation                   12,700          464
*U S West Media Group                   127,800        2,588
Unilever, N.V.                           32,700        7,118
UST Incorporated                         38,100        1,057
Winn-Dixie Stores, Inc.                  30,700        1,144
Wm. Wrigley Jr. Company                  23,800        1,595
                                                 ------------
    TOTAL                                            188,246
                                                 ------------
ENERGY (4.88%)
Amerada Hess Corporation                 19,100        1,061
Amoco Company                           101,700        8,842
Ashland, Inc.                            15,200          705
Atlantic Richfield Company               65,900        4,646
Baker Hughes Inc.                        29,800        1,153
Burlington Resource Inc.                 25,600        1,130
Chevron Corp.                           133,500        9,871
Dresser Industries, Inc.                 36,000        1,341
Exxon Corporation                       508,100       31,248
Halliburton Company                      25,600        2,029
Helmerich & Payne, Inc.                   5,100          294
Kerr-McGee Corporation                    9,900          627
Louisiana Land & Exploration Co.          7,000          400
Mobil Corporation                       161,200       11,264
Occidental Petroleum Corporation         67,300        1,687
*ORYX Energy Company                     21,400          452
Pennzoil Company                          9,500          729
Phillips Petroleum Company               53,800        2,354
*Rowan Companies, Inc.                   17,500          493
Royal Dutch Petroleum Co., ADR          438,800       23,860
*Santa Fe Energy Resources, Inc.         20,400          300

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
ENERGY (CONTINUED)
Schlumberger Limited                     50,400  $     6,300
Sun Company, Inc.                        14,900          462
Texaco Inc.                              54,100        5,883
Union Pacific Resource Group             51,058        1,270
Unocal Corp.                             51,200        1,987
USX-Marathon Group                       58,800        1,698
*Western Atlas International, Inc.       11,000          806
                                                 ------------
    TOTAL                                            122,892
                                                 ------------
FINANCE (8.44%)
Allstate Corporation                     90,947        6,639
American Express Company                 97,000        7,227
American General Corporation             49,403        2,359
American International Group, Inc.       96,050       14,347
Aon Corporation                          33,250        1,721
Banc One Corporation                     87,410        4,234
Bank of New York Company Inc.            80,200        3,489
BankAmerica Corporation                 146,800        9,478
BankBoston Corporation                   31,300        2,256
Bankers Trust New York Corporation       16,700        1,453
Barnett Banks Inc.                       42,700        2,242
Beneficial Corporation                   11,100          789
Charles Schwab Corporation               35,800        1,457
Chase Manhattan Corporation              89,824        8,719
CIGNA Corporation                        15,400        2,734
Citicorp                                 94,800       11,429
Comerica, Inc.                           22,000        1,496
Conseco Inc.                             39,000        1,443
Corestates Financial Corp.               45,700        2,456
Countrywide Credit Industries,
 Inc.                                    21,400          667
Equifax, Inc.                            30,900        1,149
Fannie Mae                              223,400        9,746
Federal Home Loan Mortgage Corp.        146,300        5,029
Fifth Third Bancorp                      21,700        1,781
First Bank System Inc.                   27,500        2,348
First Chicago NBD Corporation            65,205        3,945
First Union Corporation                  58,005        5,365
Fleet Financial Group Inc.               53,719        3,398
General Re Corporation                   16,800        3,058
Golden West Financial Corporation        11,700          819
Great Western Financial
 Corporation                             28,200        1,516
Green Tree Financial Corporation         28,100        1,001
H.F. Ahmanson & Company                  21,600          929
Hartford Financial Services Group
 Inc.                                    24,000        1,986
Household International, Inc.            19,800        2,325
                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
FINANCE (CONTINUED)
J.P. Morgan & Company, Inc.              37,900  $     3,956
Jefferson-Pilot Corp.                    14,450        1,010
KeyCorp                                  46,100        2,576
Lincoln National Corporation             21,300        1,371
Loews Corp.                              23,500        2,353
Marsh & McLennan Companies Inc.          33,400        2,384
MBIA Incorporated                         8,800          993
MBNA Corp.                               68,337        2,503
Mellon Bank Corporation                  53,000        2,392
Merrill Lynch & Co.                      67,400        4,019
MGIC Investment Corp.                    24,100        1,155
Morgan Stanley, Dean Witter,
 Discover & Co.                         117,280        5,050
National City Corp.                      45,700        2,399
NationsBank Corp.                       149,422        9,638
Norwest Corporation                      75,800        4,264
PNC Bank Corp.                           68,600        2,855
*Providian Financial Corporation         38,400        1,234
Republic New York Corporation            11,300        1,215
SAFECO Inc.                              25,800        1,205
Salomon Inc.                             22,300        1,240
St. Paul Companies, Inc.                 17,000        1,296
Suntrust Banks Inc.                      45,600        2,511
The Chubb Corporation                    35,600        2,381
Torchmark Corporation                    14,400        1,026
Transamerica Corporation                 13,600        1,272
Travelers Group Inc.                    130,725        8,244
UNUM Corporation                         29,900        1,256
US Bancorp of Oregon                     30,900        1,981
USF&G Corp.                              23,700          569
Wachovia Corporation                     33,800        1,971
Wells Fargo & Company                    18,966        5,111
                                                 ------------
    TOTAL                                            212,460
                                                 ------------
HEALTHCARE (6.39%)
Abbott Laboratories Inc.                158,900       10,607
Aetna Inc.                               30,893        3,163
Allergan Incorporated                    13,400          426
*Alza Corp.                              17,300          502
American Home Products                  130,700        9,999
*Amgen Inc.                              54,100        3,145
Bausch & Lomb Inc.                       11,400          537
Baxter International Inc.                55,800        2,916
Becton, Dickinson & Company              25,200        1,276
*Beverly Enterprises, Inc.               20,300          330
Biomet, Inc.                             23,400          436
*Boston Scientific Corp.                 39,700        2,439
Bristol-Myers Squibb Company            204,900       16,597
C.R. Bard, Inc.                          11,700          425
Columbia/HCA Healthcare
 Corporation                            137,350        5,400

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
HEALTHCARE (CONTINUED)
Eli Lilly & Company                     112,900  $    12,341
Guidant Corp.                            15,200        1,292
*HEALTHSOUTH Corporation                 70,200        1,751
*Humana, Inc.                            33,300          770
Johnson & Johnson                       272,500       17,542
Mallinckrodt Group                       15,100          574
Manor Care, Inc.                         12,900          421
Medtronic, Incorporated                  49,100        3,977
Merck & Co., Inc.                       246,600       25,523
Pfizer Inc.                             131,900       15,762
Pharmacia & Upjohn Inc.                 103,930        3,612
Schering-Plough Corporation             151,100        7,234
*St. Jude Medical, Inc.                  18,650          727
*Tenet Healthcare Corp.                  61,600        1,821
U.S. Surgical Corporation                14,300          533
United Healthcare Corp.                  37,700        1,960
Warner-Lambert Company                   55,500        6,896
                                                 ------------
    TOTAL                                            160,934
                                                 ------------
MISCELLANEOUS (1.00%)
Allied Signal Inc.                       57,900        4,864
Cognizant Corp.                          34,800        1,409
Corning Inc.                             46,800        2,603
H & R Block, Inc.                        21,300          687
Interpublic Group Cos. Inc.              16,600        1,018
Minnesota Mining & Manufacturing
 Co.                                     85,500        8,721
Service Corporation International        48,200        1,585
Tenneco Inc.                             34,900        1,577
Textron Inc.                             33,800        2,243
Whitman Education Group Inc.             21,200          537
                                                 ------------
    TOTAL                                             25,244
                                                 ------------
TECHNOLOGY (7.84%)
*3COM Corporation                        67,900        3,056
Adobe Systems, Inc.                      14,700          515
*Advanced Micro Devices, Inc.            27,900        1,004
*Amdahl Corporation                      24,800          217
*Andrew Corporation                      18,562          522
*Apple Computer, Inc.                    25,500          363
*Applied Materials Inc.                  37,000        2,620
Autodesk, Inc.                            9,800          375
Automatic Data Processing, Inc.          59,800        2,811
*Bay Networks                            40,400        1,073
*Cabletron Systems Inc.                  31,900          903
*Ceridian Corp.                          16,400          693
*Cisco Systems Incorporated             134,500        9,028
*Compaq Computer Corporation             55,400        5,498
Computer Associates International
 Inc.                                    74,275        4,136
*Computer Sciences Corp.                 15,600        1,125
*Data General Corporation                 8,200          213
*Dell Computer Corp.                     35,800        4,204
                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Digital Equipment Corporation           32,200  $     1,141
*DSC Communications Corp.                24,000          534
Eastman Kodak Company                    68,200        5,234
EG&G, Inc.                                9,700          218
*EMC Corporation                         50,300        1,962
First Data Corporation                   91,600        4,025
*General Instrument Corp.                28,000          700
Harris Corporation                        8,000          672
Hewlett-Packard Company                 207,500       11,620
Ikon Office Solutions, Inc.              27,600          688
Intel Corp.                             167,900       23,810
*Intergraph Corp.                         9,700           82
International Business Machines
 Corp.                                  211,800       19,102
*LSI Logic Corp.                         28,700          918
Lucent Technologies Inc.                130,543        9,407
*Micron Technology                       42,900        1,713
*Microsoft Corporation                  246,200       31,114
Motorola, Inc.                          121,300        9,219
*National Semiconductor
 Corporation                             28,500          873
Northern Telecom Limited                 52,900        4,814
*Novell, Inc.                            70,700          490
*Oracle Corporation                     138,300        6,967
*Parametric Technology Company           26,100        1,111
Perkin-Elmer Corporation                  8,900          708
Polaroid Corporation                      9,300          516
Raytheon Company                         48,300        2,463
Scientific-Atlanta, Inc.                 15,800          346
*Seagate Technology Inc.                 50,600        1,780
Shared Medical Systems Corp.              5,100          275
*Silicon Graphics                        36,000          540
*Sun Microsystems Inc.                   75,300        2,803
*Tandem Computers Inc.                   24,300          492
Tektronix, Inc.                           6,800          408
*Tellabs Inc.                            36,700        2,051
Temple-Inland Inc.                       11,300          610
Texas Instruments Incorporated           39,000        3,278
*Unisys Corporation                      35,800          273
W.W. Grainger, Inc.                      10,900          852
Xerox Corporation                        66,400        5,237
                                                 ------------
    TOTAL                                            197,402
                                                 ------------
TRANSPORTATION (0.71%)
*AMR Corporation                         18,600        1,721
Burlington Northern Santa Fe Co.         31,333        2,816
Caliber System, Inc.                      8,000          298
CSX Corporation                          44,400        2,464
Delta Air Lines Inc.                     15,000        1,230
*Federal Express Corp.                   23,300        1,346
Norfolk Southern Corporation             25,600        2,579
Ryder System, Inc.                       15,500          512

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
COMMON STOCK (55.36%)                 SHARES       (000'S)
-------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Southwest Airlines Co.                   29,700  $       768
Union Pacific Corporation                50,100        3,532
*USAir Group, Inc,                       16,100          564
                                                 ------------
    TOTAL                                             17,830
                                                 ------------
UTILITIES (1.73%)
American Electric Power Co. Inc.         38,300        1,609
Baltimore Gas & Electric Co.             30,200          806
Carolina Power & Light Company           31,000        1,112
Central & South West Corporation         43,100          916
Cinergy Corporation                      32,305        1,125
Coastal Corp.                            21,500        1,144
Columbia Gas Systems Inc.                11,300          737
Consolidated Edison Co. of New
 York                                    48,100        1,416
Consolidated Natural Gas Company         19,400        1,044
Dominion Resources Inc.                  36,900        1,351
DTE Energy Company                       29,700          820
Duke Energy Corp.                        73,571        3,527
Eastern Enterprises                       4,200          146
Edison International                     83,900        2,087
Enron Corp.                              52,100        2,126
ENSERCH Corporation                      14,200          316
Entergy Corporation                      47,200        1,292
FPL Group, Inc.                          37,400        1,723
GPU, Inc.                                24,700          886
Houston Industries Incorporated          47,900        1,027
*Niagara Mohawk Power Corporation        29,500          253
Nicor Inc.                               10,200          366
Noram Energy Corporation                 30,500          465
Northern States Power Company            14,100          730
Ohio Edison Company                      31,200          681
ONEOK, Inc.                               5,600          180
P P & L Resources, Inc.                  33,200          662
Pacific Enterprises                      17,400          585
PacifiCorp                               60,300        1,327
PECO Energy Company                      45,500          956
Peoples Energy Corporation                7,200          270
PG&E Corp.                               84,300        2,044
Public Service Enterprise Group,
 Inc.                                    48,800        1,220
Sonat Inc.                               17,600          902
Southern Company                        137,800        3,014
Texas Utilities Company                  46,000        1,584
UNICOM Corp.                             44,100          981
Union Electric Company                   20,900          788
Williams Companies Inc.                  32,150        1,407
                                                 ------------
    TOTAL                                             43,625
                                                 ------------
    TOTAL COMMON STOCK                           $ 1,393,415
                                                 ------------

                                                 MARKET VALUE
MONEY MARKET INVESTMENTS (15.86%)       PAR        (000'S)
-------------------------------------------------------------
CHEMICALS & ALLIED PRODUCTS (0.99%)
American Home Products
 Corporation, 5.63%, 7/22/97         25,000,000  $    24,918
                                                 ------------
    TOTAL                                             24,918
                                                 ------------
FOOD AND KINDRED PRODUCTS (0.87%)
H.J.Heinz Company, 5.53%, 7/24/97    22,000,000       21,922
                                                 ------------
    TOTAL                                             21,922
                                                 ------------
GENERAL MERCHANDISE STORES (1.03%)
+ J.C. Penney Funding Corporation,
 5.51%, 7/7/97                       26,000,000       25,976
                                                 ------------
    TOTAL                                             25,976
                                                 ------------
GOVERNMENT (0.23%)
Government Trust Certificates -
 Greece, 8%, 5/15/98                    857,147          860
+U.S. Teasury, 5.08%, 9/4/97          5,000,000        4,954
                                                 ------------
    TOTAL                                              5,814
                                                 ------------
HOLDING AND OTHER INVESTMENT OFFICES (0.99%)
Cargill Incorporated, 5.52%,
 7/10/97                             25,000,000       24,966
                                                 ------------
    TOTAL                                             24,966
                                                 ------------
INDUSTRIAL MACHINERY AND EQUIPMENT (0.38%)
International Business Machines,
 5.3%, 1/13/97                        7,000,000        7,010
                                                 ------------
    TOTAL                                              7,010
                                                 ------------
NONDEPOSITORY INSTITUTIONS (11.74%)
American Express Credit Corp.,
 5.52%, 7/10/97                      25,000,000       24,966
+Asset Securitization Corporation,
 5.53%, 7/18/97                      26,900,000       26,830
Avco Financial Services Inc.,
 5.875%, 10/15/97                     6,800,000        6,800
+BAT Capital Corporation, 5.61%,
 7/17/97                             25,000,000       24,938
Beneficial Corporation, 6.86%,
 11/19/97                             7,800,000        7,832
Beneficial Corporation, 9.375%,
 7/28/97                              5,000,000        5,013
+Ford Motor Credit Company, 5.52%,
 7/23/97                             25,000,000       24,916
General Electric Capital Corp.,
 5.55%, 7/22/97                      25,000,000       24,919
General Motors Acceptance Corp.,
 5.57%, 8/6/97                       25,000,000       24,861
Household Finance Corporation,
 6.2%, 7/1/97                         3,100,000        3,100
IBM Credit Corporation, 5.56%,
 7/30/97                             21,700,000       21,603
International Securitization,
 5.6%, 7/21/97                       25,000,000       24,922

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                 MARKET VALUE
MONEY MARKET INVESTMENTS (15.86%)       PAR        (000'S)
-------------------------------------------------------------
NONDEPOSITORY INSTITUTIONS (CONTINUED)
Philip Morris Capital Co. 5.54%,
 7/15/97                            $25,000,000  $    24,946
+Receivable Capital Trust, 5.56%,
 7/2/97                              25,000,000       24,996
Sears Roebuck Acceptance Corp.,
 5.55%, 7/16/97                      25,000,000       24,941
                                                 ------------
    TOTAL                                            295,583
                                                 ------------
    TOTAL MONEY MARKET INVESTMENTS               $   406,189
                                                 ------------
    TOTAL BALANCED PORTFOLIO                     $ 2,517,039
                                                 ------------
*Non-Income Producing.
+Partially held by the custodian in segregated account as
 collateral for open futures postions. Information regarding open futures contracts as of June 30, 1997 is summarized
 below:

                                                     UNREALIZED
                      NUMBER OF                     DEPRECIATION
ISSUERS               CONTRACTS   EXPIRATION DATE      (000'S)
--------------------  ----------  ----------------  -------------
U.S. Treasury Bond        90       September 1997     $     (38)
S&P 500 Stock Index      100       September 1997     $  (1,023)
                                                    -------------
Total                                                 $  (1,061)

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INDEX 500 STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term capital appreciation   Invest in a portfolio designed to approximate    $979,419,459
through cost-effective           the composition and returns of the S&P 500
participation in broad market    Index.
performance

INDEX 500 STOCK PORTFOLIO

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market; the Portfolio therefore enables contract owners to participate in overall performance of the U.S. equity market. The portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

     Performance Relative
     to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       INDEX 500 PORTFOLIO         S&P 500 INDEX
6/30/87                                                   10,000           10,000
6/30/88                                                    9,655            9,290
6/30/89                                                   10,575           11,167
6/30/90                                                   11,348           12,976
6/30/91                                                   12,425           13,923
6/30/92                                                   13,618           15,788
6/30/93                                                   15,309           17,936
6/30/94                                                   15,459           18,169
6/30/95                                                   19,464           22,875
6/30/96                                                   24,504           28,799
6/30/97                                                   32,942           38,755
Actively managed prior to
4/30/93
Indexed on 4/30/93
                                     Average Annual Total Return
                                      For Periods Ended June 30,
                                                            1997
                                                        One Year       Five Years   Ten Years
Index 500 Stock Portfolio                                 34.44%           19.32%      12.66%
S&P 500 Index                                             34.57%           19.67%      14.51%

On April 30, 1993, the portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the portfolio was actively managed.

    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

    This chart assumes an initial investment of $10,000 made on 6/30/87. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

INDEX 500 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
BASIC MATERIALS (4.96%)
Air Products & Chemicals, Inc.           15,100.00 $    1,227
Alcan Aluminum Limited                   30,600.00      1,061
Allegheny Teledyne Inc.                  23,635.00        638
Aluminum Co. of America                  23,500.00      1,771
*Armco Inc.                              13,800.00         53
ASARCO, Inc.                              5,800.00        178
Avery Dennison Corp.                     14,100.00        566
B.F. Goodrich Company                     7,300.00        316
Barrick Gold Corporation                 48,400.00      1,065
Battle Mountain Gold Company             30,400.00        173
*Bethlehem Steel Corporation             15,100.00        158
Boise Cascade Corporation                 6,600.00        233
Champion International                   12,900.00        713
Cyprus Minerals Co.                      12,650.00        310
Dow Chemical Company                     32,900.00      2,866
E.I. du Pont de Nemours & Co.           152,400.00      9,582
Eastman Chemical Company                 10,525.00        668
Echo Bay Mines Limited Co.               18,900.00        109
Ecolab, Inc.                              8,700.00        415
Engelhard Corp.                          19,500.00        408
*FMC Corporation                          5,000.00        397
Freeport-McMoRan Copper & Gold,
 Inc.                                    26,200.00        815
Georgia Pacific Corp.                    12,400.00      1,059
Great Lakes Chemical                      8,100.00        424
Hercules Incorporated                    13,900.00        665
Homestake Mining Company                 19,900.00        260
Inco Limited                             22,800.00        685
Inland Steel Industries, Inc.             6,600.00        172
International Flavors &
 Fragrances, Inc.                        14,900.00        752
International Paper Company              40,600.00      1,972
James River Corp. of Virginia            11,700.00        433
Louisiana Pacific Corporation            14,700.00        311
Mead Corp.                                7,100.00        442
Monsanto Company                         79,600.00      3,428
Morton International, Inc.               19,300.00        583
Nalco Chemical Company                    9,100.00        351
Newmont Mining Corporation               21,080.00        822
Nucor Corp.                              11,900.00        672
Phelps Dodge Corporation                  8,800.00        750
Placer Dome Incorporated                 32,400.00        531
Potlatch Corporation                      3,900.00        176
PPG Industries Inc.                      24,800.00      1,442
Praxair                                  21,200.00      1,187
Reynolds Metals Company                   9,800.00        698
Rohm & Haas Company                       8,700.00        784
Sigma-Aldrich Corp.                      13,500.00        473
Stone Container Corporation              13,400.00        192
Union Camp Corporation                    9,400.00        470
Union Carbide Corporation                17,200.00        809

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
BASIC MATERIALS (CONTINUED)

USX-Marathon Group                       38,900.00 $    1,123
W.R. Grace & Co.                          9,800.00        540
Westvaco Corporation                     13,750.00        432
Weyerhaeuser Company                     26,800.00      1,394
Willamette Industries Inc.                7,500.00        525
Worthington Industries                   13,050.00        239
                                                   -----------
    TOTAL                                              48,518
                                                   -----------
CAPITAL GOODS (8.03%)
Aeroquip-Vickers Inc.                     3,800.00        180
AMP Incorporated                         29,772.00      1,243
*AutoZone, Inc.                          20,400.00        481
Boeing Company                           97,066.00      5,151
Briggs & Stratton Corporation             3,400.00        170
Browning-Ferris Industries Inc.          28,800.00        958
Case Corporation                          9,900.00        682
Caterpillar Inc.                         25,900.00      2,781
Centex Corporation                        3,900.00        158
Cincinnati Milacron Inc.                  5,400.00        140
Cooper Industries, Inc.                  16,000.00        796
Crane Co.                                 6,250.00        261
Cummins Engine Company, Inc.              5,300.00        374
Deere & Company                          34,600.00      1,899
Dover Corporation                        15,200.00        935
Emerson Electric Co.                     60,500.00      3,331
Fluor Corporation                        11,400.00        629
Foster Wheeler Corporation                5,500.00        223
General Dynamics Corporation              8,500.00        638
General Electric Company                445,800.00     29,144
General Signal Corporation                6,800.00        297
Giddings & Lewis Company                  4,300.00         90
Harnischfeger Industries, Inc.            6,700.00        278
Honeywell Inc.                           17,200.00      1,305
Illinois Tool Works Inc.                 33,500.00      1,673
Ingersoll-Rand Company                   14,800.00        914
Johnson Controls Inc.                    11,300.00        464
Kaufman & Broad Home Corp.                5,300.00         93
Laidlaw Transportation Limited           42,500.00        587
Lockheed Martin Corporation              26,054.00      2,698
Masco Corporation                        21,700.00        906
McDermott International, Inc.             7,400.00        216
McDonnell Douglas Corporation            28,700.00      1,966
Millipore Corp.                           5,900.00        260
Moore Corporation Ltd.                   12,900.00        254
NACCO Inddustries, Inc.                   1,100.00         62
Northrop Grumman Corporation              7,800.00        685
Owens Corning Fiberglas Corp.             7,000.00        302
Pall Corporation                         17,000.00        395
Parker-Hannifin Corporation              10,050.00        610
Pitney Bowes Inc.                        20,100.00      1,397
Pulte Corporation                         2,800.00         97
Raychem Corp.                             6,000.00        446

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Rockwell International
 Corporation                             29,600.00 $    1,746
Safety-Kleen Corp.                        7,900.00        133
*Thermo Electron Corporation             20,200.00        687
Thomas & Betts Corporation                7,200.00        378
Timken Company                            8,500.00        302
TRW, Inc.                                17,200.00        977
Tyco International Ltd.                  22,600.00      1,572
United Technologies Corp.                32,100.00      2,664
Waste Management Inc.                    61,300.00      1,969
Westinghouse Electric Corp.              86,000.00      1,989
                                                   -----------
    TOTAL                                              78,586
                                                   -----------
COMMUNICATION SERVICES (5.75%)
*Airtouch Communications Inc.            67,900.00      1,859
ALLTEL Corporation                       25,300.00        846
Ameritech Corporation                    74,400.00      5,055
AT&T Corporation                        219,400.00      7,693
Bell Atlantic Corporation                59,300.00      4,499
Bellsouth Corporation                   134,200.00      6,224
Frontier Corporation                     22,200.00        443
GTE Corporation                         130,200.00      5,713
MCI Communications Corporation           92,700.00      3,549
NYNEX Corp.                              59,600.00      3,434
SBC Communications Incorporated         124,149.00      7,682
Sprint Corporation                       58,300.00      3,068
U S WEST Communications Group            64,900.00      2,446
*WorldCom Inc.                          117,200.00      3,750
                                                   -----------
    TOTAL                                              56,261
                                                   -----------
CONSUMER CYCLICAL (10.04%)
American Greetings Corp.                 10,100.00        375
Armstrong World Industries Inc.           5,600.00        411
Black & Decker Corporation               12,800.00        476
Brunswick Corporation                    13,300.00        416
*Charming Shoppes Incorporated           13,900.00         73
Chrysler Corporation                     95,100.00      3,120
Circuit City Stores, Inc.                13,300.00        473
Cooper Tire & Rubber Company             10,600.00        233
*Costco Companies, Inc.                  28,407.00        934
*CUC International Inc.                  53,725.00      1,387
CVS Corporation                          22,500.00      1,153
Dana Corporation                         13,800.00        524
Darden Restaurant Inc.                   21,600.00        196
Dayton Hudson Corporation                29,400.00      1,564
Deluxe Corp.                             11,200.00        382
Dillard Department Stores, Inc.          15,400.00        533
Dow Jones & Company, Inc.                13,100.00        526
Dun & Bradstreet Corporation             23,100.00        606
                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Eaton Corporation                        10,400.00 $      908
Echlin Inc.                               8,400.00        302
*Federated Department Stores,
 Inc.                                    28,200.00        980
Fleetwood Enterprises, Inc.               4,800.00        143
Ford Motor Company                      160,500.00      6,059
*Fruit of the Loom, Incorporated         10,400.00        322
Gannet Company Inc.                      19,100.00      1,886
General Motors Corp.                    102,300.00      5,697
Genuine Parts Company                    24,500.00        830
Goodyear Tire & Rubber Company           21,000.00      1,330
Harcourt General                          9,600.00        457
*Harrahs Entertainment                   13,900.00        254
Hasbro Inc.                              17,550.00        498
*HFS Incorporated                        21,300.00      1,235
Hilton Hotels Corporation                33,500.00        890
Home Depot, Inc.                         64,999.00      4,481
*ITT Corp.                               15,800.00        965
ITT Industries Inc.                      16,000.00        412
J.C. Penney Company, Inc.                33,400.00      1,743
John H. Harland Company                   4,200.00         96
Jostens, Inc.                             5,200.00        139
*K Mart Corporation                      65,600.00        804
*King World Productions, Inc.             5,100.00        179
Knight-Ridder Inc.                       12,700.00        623
Liz Claiborne, Inc.                       9,700.00        452
Longs Drug Stores Corp.                   5,300.00        139
Lowe's Companies, Inc.                   23,400.00        869
Marriott International                   17,300.00      1,062
Mattel, Inc.                             39,088.00      1,324
May Department Stores Company            33,200.00      1,569
Maytag Corporation                       13,600.00        355
McDonald's Corporation                   94,500.00      4,566
McGraw-Hill Companies Inc.               13,500.00        794
Mercantile Stores Company                 5,000.00        315
Meredith Corporation                      7,200.00        209
National Service Industries, Inc.         6,100.00        297
*Navistar International Corp.             9,900.00        171
New York Times Company                   13,100.00        648
Newell Co.                               21,500.00        852
Nike, Inc.                               39,000.00      2,277
Nordstrom, Inc.                          10,900.00        535
Paccar Incorporated                      10,570.00        491
Pep Boys - Manny, Moe & Jack              8,200.00        279
R.R. Donnelley & Sons Company            20,400.00        747
Reebok International Ltd.                 7,500.00        351
Rite Aid Corporation                     16,600.00        828
Rubbermaid, Inc.                         20,300.00        604
Russell Corp.                             5,200.00        154
Sears, Roebuck & Co.                     53,000.00      2,849

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Sherwin-Williams Company                 23,200.00 $      716
Snap-On Incorporated                      8,250.00        325
Springs Industries, Inc.                  2,700.00        142
Stride Rite Corp.                         6,700.00         86
Tandy Corporation                         7,400.00        414
The Gap, Inc.                            37,800.00      1,469
The Limited Inc.                         36,700.00        743
The Stanley Works                        12,000.00        480
Times Mirror Company                     12,700.00        702
TJX Companies, Inc.                      21,000.00        554
*Toys "R" Us                             39,300.00      1,376
Tribune Company                          16,700.00        803
VF Corporation                            8,600.00        732
*Viacom Incorporated                     47,856.00      1,436
Wal-Mart Stores Inc.                    310,600.00     10,502
Walgreen Company                         33,300.00      1,786
Walt Disney Company                      91,369.00      7,332
Wendy's International, Inc.              17,500.00        454
Whirlpool Corporation                    10,100.00        551
*Woolworth Corp.                         18,100.00        434
                                                   -----------
    TOTAL                                              98,389
                                                   -----------
CONSUMER STAPLES (12.72%)
Adolph Coors Co.                          5,100.00        136
Alberto-Culver Company                    7,600.00        213
Albertson's, Inc.                        34,000.00      1,241
American Stores Co.                      19,700.00        973
Anheuser-Busch Companies, Inc.           67,600.00      2,835
Archer Daniels Midland Company           73,570.00      1,729
Avon Products, Inc.                      18,000.00      1,270
Ball Corporation                          4,100.00        123
Bemis Company, Inc.                       7,100.00        307
Brown-Forman Corp.                        9,300.00        454
Campbell Soup Company                    63,300.00      3,165
Cardinal Health Inc.                     14,700.00        842
Clorox Company                            7,000.00        924
Colgate-Palmolive Co.                    39,800.00      2,597
Comcast Corp.                            44,150.00        944
Conagra Inc.                             32,500.00      2,084
CPC International Corp.                  19,500.00      1,800
Crown Cork & Seal Company, Inc.          17,400.00        930
Fleming Companies, Inc.                   5,100.00         92
Fortune Brands, Inc.                     23,000.00        858
General Mills, Inc.                      21,900.00      1,426
Giant Food Inc.                           8,100.00        264
Gillette Company                         75,100.00      7,116
Great Atlantic & Pacific Tea Co.,
 Inc.                                     5,200.00        141
H.J. Heinz Company                       49,850.00      2,299
Hershey Foods Corp.                      20,800.00      1,151
                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Kellogg Company                          28,500.00 $    2,440
Kimberly-Clark Corporation               76,544.00      3,808
Pepsico Inc.                            210,300.00      7,899
Philip Morris Companies, Inc.           330,800.00     14,679
Pioneer Hi-Bred International            11,200.00        896
Procter & Gamble Company                 92,000.00     12,995
Quaker Oats Company                      18,400.00        826
Ralston Purina Group                     14,400.00      1,184
Sara Lee Corporation                     65,100.00      2,710
Seagram Company Ltd.                     50,200.00      2,021
Supervalue Inc.                           9,100.00        314
Sysco Corporation                        23,900.00        872
*Tele Communications, Inc.               89,900.00      1,337
The Coca-Cola Company                   336,900.00     22,741
*The Kroger Company                      34,200.00        992
Time Warner Inc.                         77,000.00      3,715
Tupperware                                8,400.00        307
*U S West Media Group                    84,600.00      1,713
Unilever, N.V.                           21,700.00      4,715
UST Incorporated                         25,200.00        699
Winn-Dixie Stores, Inc.                  20,300.00        756
Wm. Wrigley Jr. Company                  15,700.00      1,052
                                                   -----------
    TOTAL                                             124,585
                                                   -----------
ENERGY (8.23%)
Amerada Hess Corporation                 12,600.00        700
Amoco Company                            67,300.00      5,851
Ashland, Inc.                            10,100.00        468
Atlantic Richfield Company               43,600.00      3,074
Baker Hughes Inc.                        19,700.00        762
Burlington Resource Inc.                 16,900.00        746
Chevron Corp.                            88,300.00      6,529
Dresser Industries, Inc.                 23,800.00        887
Exxon Corporation                       336,200.00     20,676
Halliburton Company                      17,000.00      1,347
Helmerich & Payne, Inc.                   3,400.00        196
Kerr-McGee Corporation                    6,600.00        418
Louisiana Land & Exploration Co.          4,600.00        263
Mobil Corporation                       106,600.00      7,449
Occidental Petroleum Corporation         44,500.00      1,115
*ORYX Energy Company                     14,200.00        300
Pennzoil Company                          6,300.00        484
Phillips Petroleum Company               35,600.00      1,558
*Rowan Companies, Inc.                   11,600.00        327
Royal Dutch Petroleum Co., ADR          290,400.00     15,791
*Santa Fe Energy Resources, Inc.         13,500.00        198
Schlumberger Limited                     33,300.00      4,163
Sun Company, Inc.                         9,900.00        307
Texaco Inc.                              35,800.00      3,893
Union Pacific Resource Group             33,792.00        841

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
ENERGY (CONTINUED)
Unocal Corp.                             33,900.00 $    1,316
USX - U S Steel Group Inc.               11,500.00        403
*Western Atlas International Inc.         7,300.00        535
                                                   -----------
    TOTAL                                              80,597
                                                   -----------
FINANCE (14.35%)
Allstate Corporation                     60,214.00      4,396
American Express Company                 64,200.00      4,783
American General Corporation             32,725.00      1,563
American International Group,
 Inc.                                    63,550.00      9,493
Aon Corporation                          22,000.00      1,139
Banc One Corporation                     57,845.00      2,802
Bank of New York Company, Inc.           53,100.00      2,310
BankAmerica Corporation                  95,000.00      6,133
BankBoston Corporation                   20,700.00      1,492
Bankers Trust New York
 Corporation                             11,100.00        966
Barnett Banks Inc.                       28,300.00      1,486
Beneficial Corporation                    7,300.00        519
Charles Schwab Corporation               23,700.00        964
Chase Manhattan Corporation              59,456.00      5,771
CIGNA Corporation                        10,200.00      1,811
Citicorp                                 62,700.00      7,559
Comerica, Inc.                           14,500.00        986
Conseco Inc.                             25,800.00        955
Corestates Financial Corp.               30,300.00      1,629
Countrywide Credit Industries,
 Inc.                                    14,100.00        440
Equifax, Inc.                            20,500.00        762
Fannie Mae                              147,800.00      6,448
Federal Home Loan Mortgage Corp.         96,800.00      3,328
Fifth Third Bancorp                      14,300.00      1,173
First Bank System Inc.                   18,200.00      1,554
First Chicago NBD Corporation            43,128.00      2,609
First Union Corporation                  38,435.00      3,555
Fleet Financial Group Inc.               35,530.00      2,247
General Re Corporation                   11,100.00      2,020
Golden West Financial Corporation         7,800.00        546
Great Western Financial
 Corporation                             18,600.00      1,000
Green Tree Financial Corporation         18,600.00        663
H.F. Ahmanson & Company                  14,300.00        615
Hartford Financial Services Group
 Inc.                                    15,900.00      1,316
Household International Inc.             13,100.00      1,538
J.P. Morgan & Company, Inc.              25,100.00      2,620
Jefferson-Pilot Corp.                     9,600.00        671
KeyCorp                                  30,500.00      1,704
Lincoln National Corporation             14,100.00        908
                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
FINANCE (CONTINUED)
Loews Corp.                              15,600.00 $    1,562
Marsh & McLennan Companies Inc.          22,200.00      1,585
MBIA Incorporated                         5,900.00        666
MBNA Corp.                               45,200.00      1,655
Mellon Bank Corporation                  35,000.00      1,579
Merrill Lynch & Co.                      44,600.00      2,659
MGIC Investment Corp.                    16,000.00        767
Morgan Stanley, Dean Witter,
 Discover & Co.                          77,605.00      3,342
National City Corp.                      30,200.00      1,586
NationsBank Corp.                        98,856.00      6,376
Norwest Corporation                      50,100.00      2,818
PNC Bank Corp.                           45,400.00      1,890
*Providian Financial Corporation         24,800.00        797
Republic New York Corporation             7,500.00        806
SAFECO Inc.                              17,100.00        798
Salomon Inc.                             14,800.00        823
St. Paul Companies, Inc.                 11,200.00        854
Suntrust Banks Inc.                      30,200.00      1,663
The Chubb Corporation                    23,600.00      1,578
Torchmark Corporation                     9,500.00        677
Transamerica Corporation                  9,000.00        842
Travelers Group Inc.                     86,465.00      5,453
UNUM Corporation                         19,800.00        832
US Bancorp of Oregon                     20,500.00      1,315
USF&G Corp.                              15,700.00        377
Wachovia Corporation                     22,400.00      1,306
Wells Fargo & Company                    12,533.00      3,378
                                                   -----------
    TOTAL                                             140,458
                                                   -----------
HEALTHCARE (10.88%)
Abbott Laboratories Inc.                105,200.00      7,022
Aetna Inc.                               20,463.00      2,095
Allergan Incorporated                     8,900.00        283
*Alza Corp.                              11,400.00        331
American Home Products
 Corporation                             86,500.00      6,617
*Amgen Inc.                              35,800.00      2,081
Bausch & Lomb Inc.                        7,500.00        353
Baxter International Inc.                37,000.00      1,933
Becton, Dickinson & Company              16,600.00        840
*Beverly Enterprises, Inc.               13,400.00        218
Biomet, Inc.                             15,500.00        289
*Boston Scientific Corp.                 26,300.00      1,616
Bristol-Myers Squibb Company            135,600.00     10,984
C.R. Bard, Inc.                           7,700.00        280
Columbia/HCA Healthcare
 Corporation                             90,900.00      3,574
Eli Lilly & Company                      74,700.00      8,166
Guidant Corp.                            10,000.00        850
*Healthsouth Corporation                 46,400.00      1,157

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
HEALTHCARE (CONTINUED)
*Humana, Inc.                            22,000.00 $      509
Johnson & Johnson                       180,300.00     11,607
Mallinckrodt, Inc.                       10,000.00        380
Manor Care, Inc.                          8,500.00        277
Medtronic, Incorporated                  32,500.00      2,633
Merck & Co., Inc.                       163,200.00     16,891
Pfizer Inc.                              87,300.00     10,432
Pharmacia & Upjohn Inc.                  68,805.00      2,391
Schering-Plough Corporation             100,000.00      4,788
*St. Jude Medical, Inc.                  12,400.00        484
*Tenet Healthcare Corp.                  40,800.00      1,206
U.S. Surgical Corporation                 9,500.00        354
United Healthcare Corp.                  24,900.00      1,295
Warner-Lambert Company                   36,700.00      4,560
                                                   -----------
    TOTAL                                             106,496
                                                   -----------
MISCELLANEOUS (1.71%)
Allied Signal Inc.                       38,300.00      3,217
Cognizant Corp.                          23,100.00        936
Corning Inc.                             31,000.00      1,724
H & R Block, Inc.                        14,100.00        455
Interpublic Group of Cos. Inc.           11,000.00        674
Minnesota Mining & Manufacturing
 Co.                                     56,600.00      5,773
Service Corporation International        31,900.00      1,049
Tenneco Inc.                             23,100.00      1,044
Textron Inc.                             22,400.00      1,487
Whitman Corp.                            14,000.00        354
                                                   -----------
    TOTAL                                              16,713
                                                   -----------
TECHNOLOGY (13.34%)
*3COM Corporation                        44,900.00      2,021
Adobe Systems, Inc.                       9,700.00        340
*Advanced Micro Devices, Inc.            18,500.00        666
*Amdahl Corporation                      16,400.00        144
*Andrew Corporation                      12,337.00        347
*Apple Computer, Inc.                    16,900.00        241
*Applied Materials Inc.                  24,500.00      1,735
Autodesk, Inc.                            6,500.00        249
Automatic Data Processing, Inc.          39,500.00      1,857
*Bay Networks                            26,700.00        709
*Cabletron Systems Inc.                  21,100.00        597
*Ceridian Corp.                          10,900.00        461
*Cisco Systems Incorporated              89,000.00      5,974
*Compaq Computer Corporation             36,700.00      3,642
Computer Associates International
 Inc.                                    49,175.00      2,738
*Computer Sciences Corp.                 10,400.00        750
*Data General Corporation                 5,400.00        140
*Dell Computer Corp.                     23,700.00      2,783
*Digital Equiipment Corporation          21,300.00        755
*DSC Communications Corp.                15,900.00        354
Eastman Kodak Company                    45,100.00      3,461
                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
EG&G, Inc.                                6,400.00 $      144
*EMC Corporation                         33,300.00      1,299
First Data Corporation                   60,600.00      2,663
*General Instrument Corp.                18,500.00        463
Harris Corporation                        5,300.00        445
Hewlett-Packard Company                 137,300.00      7,689
Ikon Office Solutions                    18,200.00        454
Intel Corp.                             111,100.00     15,755
*Intergraph Corp.                         6,100.00         52
International Business Machines
 Corp.                                  140,100.00     12,635
*LSI Logic Corp.                         19,000.00        608
Lucent Technologies Inc.                 86,440.00      6,229
*Micron Technology                       28,400.00      1,134
*Microsoft Corporation                  162,900.00     20,586
Motorola, Inc.                           80,300.00      6,103
*National Semiconductor
 Corporation                             18,900.00        579
Northern Telecom Limited                 35,000.00      3,185
*Novell, Inc.                            46,900.00        325
*Oracle Corporation                      91,500.00      4,609
*Parametric Technology Company           17,300.00        736
Perkin-Elmer Corporation                  5,900.00        469
Polaroid Corporation                      6,200.00        344
Raytheon Company                         32,000.00      1,632
Scientific-Atlanta, Inc.                 10,500.00        230
*Seagate Technology Inc.                 33,500.00      1,179
Shared Medical Systems Corp.              3,400.00        184
*Silicon Graphics                        23,900.00        359
*Sun Microsystems Inc.                   49,800.00      1,853
*Tandem Computers Inc.                   16,100.00        326
Tektronix, Inc.                           4,500.00        270
*Tellabs Inc.                            24,300.00      1,358
Temple-Inland Inc.                        7,500.00        405
Texas Instruments Incorporated           25,800.00      2,169
*Unisys Corporation                      23,700.00        181
W.W. Grainger, Inc.                       7,200.00        563
Xerox Corporation                        43,900.00      3,463
                                                   -----------
    TOTAL                                             130,642
                                                   -----------
TRANSPORTATION (1.20%)
*AMR Corporation                         12,300.00      1,138
Burlington Northern Santa Fe             20,707.00      1,861
Caliber System, Inc.                      5,300.00        197
CSX Corporation                          29,400.00      1,632
Delta Air Lines Inc.                      9,900.00        812
*Federal Express Corp.                   15,400.00        889
Norfolk Southern Corporation             16,900.00      1,703
Ryder System, Inc.                       10,300.00        340
Southwest Airlines Co.                   19,600.00        507
Union Pacific Corporation                33,100.00      2,334

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
TRANSPORTATION (CONTINUED)
*USAir Group, Inc.                       10,600.00 $      371
                                                   -----------
    TOTAL                                              11,784
                                                   -----------
UTILITIES (2.94%)
American Electric Power Co. Inc.         25,400.00      1,067
Baltimore Gas & Electric Co.             20,000.00        534
Carolina Power & Light Company           20,500.00        735
Central & South West Corporation         28,600.00        608
Cinergy Corporation                      21,317.00        742
Coastal Corp.                            14,200.00        755
Columbia Gas System Inc.                  7,500.00        489
Consolidated Edison Co. of New
 York                                    31,800.00        936
Consolidated Natural Gas Company         12,800.00        689
Dominion Resources Inc.                  24,400.00        894
DTE Energy Company                       19,600.00        541
Duke Energy Corp.                        48,665.00      2,333
Eastern Enterprises                       2,700.00         94
Edison International                     55,500.00      1,381
Enron Corp                               34,400.00      1,404
ENSERCH Corporation                       9,400.00        209
Entergy Corporation                      31,300.00        857
FPL Group, Inc.                          24,800.00      1,142
GPU, Inc.                                16,300.00        585
Houston Industries Incorporated          31,700.00        680
*Niagara Mohawk Power Corporation        19,500.00        167
Nicor Inc.                                6,700.00        240
Noram Energy Corporation                 17,700.00        270
Northern States Power Company             9,400.00        486
Ohio Edison Company                      20,700.00        452
ONEOK, Inc.                               3,700.00        119
P P & L Resources, Inc.                  22,000.00        439
Pacific Enterprises                      11,500.00        387
PacifiCorp                               39,900.00        878
PECO Energy Company                      30,100.00        632
Peoples Energy Corporation                4,700.00        176
PG&E Corp.                               55,800.00      1,353
Public Service Enterprise Group,
 Inc.                                    32,300.00        808
Sonat Inc.                               11,700.00        600
                                                     MARKET
                                                      VALUE
COMMON STOCK (94.15%)                  SHARES        (000'S)
--------------------------------------------------------------
UTILITIES (CONTINUED)
Southern Company                         91,200.00 $    1,995
Texas Utilities Company                  30,400.00      1,047
UNICOM Corp.                             29,200.00        650
Union Electric Company                   13,800.00        520
Williams Coompanies Inc.                 21,300.00        932
                                                   -----------
    TOTAL                                              28,826
                                                   -----------
    TOTAL COMMON STOCK                             $  921,855
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INSTRUMENT (5.85%)         PAR          (000'S)
--------------------------------------------------------------
CHEMICALS & ALLIED PRODUCTS (0.48%)
+American Home Products
 Corporation, 6.15%, 7/1/97        $  4,700,000.00 $    4,700
                                                   -----------
GOVERNMENT (0.51%)
+U.S. Treasury, 5.08%9/4/97           5,000,000.00      4,954
                                                   -----------
NONDEPOSITORY INSTITUTIONS (4.86%)
+Ford Motor Credit Corp., 5.52%,
 7/23/97                             20,000,000.00     19,933
+Household Finance Corp., 5.53%,
 7/10/97                             16,000,000.00     15,978
+Receivable Capital Trust, 5.56%,
 7/16/97                             11,700,000.00     11,672
                                                   -----------
    TOTAL                                              47,583
                                                   -----------
    TOTAL MONEY MARKET
     INVESTMENTS                                       57,237
                                                   -----------
    TOTAL INDEX 500 STOCK
     PORTFOLIO                                     $  979,092
                                                   -----------

* Non-Income Producing.

+Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1997 is summarized below:

                                                      UNREALIZED
                                                     APPRECIATION
                      NUMBER OF                     (DEPRECIATION)
ISSUER                CONTRACTS   EXPIRATION DATE      (000'S)
--------------------  ----------  ----------------  --------------
S&P 500 Stock Index      111       September 1997       $3,899
S&P 500 Stock Index       14       December 1997       $  (84)
                                                    --------------
Total                                                   $3,815
                                                    --------------
                                                    --------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

GROWTH AND INCOME STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term growth of capital and  Actively manage a portfolio of equity            $325,880,102
income, consistent with          securities with a goal of exceeding the total
moderate investment risk         return of the S&P 500 Index.

GROWTH AND INCOME STOCK PORTFOLIO

The Growth and Income Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The portfolio is normally fully invested in equity securities.

The Portfolio recorded excellent performance during the first six months of 1997, as the market continued to soar, with particular strength in the large capitalization stocks that are the Portfolio's core holdings. Stock selection in the telephone and services sectors contributed importantly to performance, with a particularly large increase in Worldcom, a rapidly growing telecommunications company. Holdings in the drug industry benefited from FDA approvals of new drugs; Warner-Lambert, which successfully launched two major new drugs, performed especially well. Within the technology sector, which is weighted approximately equal to the S&P 500 Index, the emphasis is on companies involved in data networking area, which are releasing new products that will assist companies in building intranet capabilities and upgrading communications equipment.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Investment Management, Inc.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer                  36%
Interest-Sensitive        21%
Industry                  23%
Technology                11%
Energy                     9%

Top 10 Holdings

6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPANY            % OF NET ASSETS
Procter & Gamble Co.                    3.5%
Warner-Lambert Company                  3.1%
Toys R Us                               2.8%
Cooper Industries                       2.4%
Exxon Corp.                             2.4%
PepsiCo, Inc.                           2.3%
Boeing Company                          2.3%
Worldcom Inc.                           2.3%
Tosco Corp.                             2.2%
AlliedSignal Inc.                       2.2%

     Performance Relative
     to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  GROWTH & INCOME STOCK PORTFOLIO           S&P 500 INDEX
5/3/94                                                      10,000                          10,000
6/30/94                                                      9,784                           9,845
6/30/95                                                     11,754                          12,394
6/30/96                                                     14,099                          15,604
6/30/97                                                     18,641                          21,000
                                                                       Average Annual Total Return
                                                                        For Periods Ended June 30,
                                                                                              1997
                                                                                          One Year   Since Inception
Growth & Income Stock Portfolio                                                             32.22%            21.79%
S&P 500 Index                                                                               34.57%            26.47%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

GROWTH AND INCOME STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                      MARKET
                                                       VALUE
COMMON STOCK (98.96%)                     SHARES      (000'S)
---------------------------------------------------------------
BASIC MATERIALS (7.08%)
Albemarle Corporation                      141,300  $    2,976
Allegheny Teledyne Inc.                    189,100       5,106
Aluminum Company of America                 36,900       2,781
E.I. Du Pont De Nemours & Co               100,000       6,288
Union Carbide Corporation                   93,700       4,410
*USG Corporation                            41,500       1,515
                                                    -----------
    TOTAL                                               23,076
                                                    -----------
CAPITAL GOODS (6.68%)
Boeing Company                             135,900       7,211
Cooper Industries Inc.                     156,400       7,781
Johnson Controls Inc.                       70,900       2,911
Waste Management Inc.                      119,600       3,842
                                                    -----------
    TOTAL                                               21,745
                                                    -----------
COMMUNICATION SERVICES (5.99%)
Bell Atlantic Corporation                   35,100       2,663
GTE Corporation                             69,200       3,036
MCI Communications Corporation              78,900       3,020
Sprint Corp.                                64,900       3,415
*Worldcom Inc.                             230,300       7,370
                                                    -----------
    TOTAL                                               19,504
                                                    -----------
CONSUMER CYCLICAL (7.16%)
*Circuit City Stores, Inc. - CarMax
 Group                                      75,800       1,085
Circuit City Stores - Circuit City
 Group                                      91,200       3,243
*Federated Department Stores, Inc.          81,900       2,846
*Fruit Of The Loom, Incorporated            47,600       1,476
General Motors Corporation                  37,500       2,166
General Motors Corporation                  48,200       2,684
*Lear Corp                                  13,500         599
*Toys R Us                                 263,200       9,212
                                                    -----------
    TOTAL                                               23,311
                                                    -----------
CONSUMER STAPLES (13.78%)
General Mills, Inc.                         87,600       5,705
Pepsico Inc.                               204,300       7,674
Philip Morris Companies, Inc                48,800       2,166
Procter & Gamble Company                    66,300       9,365
Ralston Purina Group                        57,400       4,718
*Tele Communications, Inc.                 448,800       6,676
Time Warner Inc.                            95,200       4,593
Unilever, N V                               18,300       3,989
                                                    -----------
    TOTAL                                               44,886
                                                    -----------
ENERGY (8.39%)
Anadarko Petroleum Corporation              44,900       2,694
British Petroleum Co. Ltd                   56,780       4,251
Exxon Corporation                          140,200       8,622
*Input/Output, Inc.                         67,100       1,216
Tosco Corporation                          239,500       7,170

                                                      MARKET
                                                       VALUE
COMMON STOCK (98.96%)                     SHARES      (000'S)
---------------------------------------------------------------
ENERGY (CONTINUED)
Valero Energy Corp.                         93,000  $    3,371
                                                    -----------
    TOTAL                                               27,324
                                                    -----------
FINANCE (12.98%)
Advanta Corporation - Class B                  700          25
Banc One Corporation                        95,603       4,631
Citicorp                                    22,500       2,713
Crestar Financial Corp.                     74,600       2,900
Dime Bancorp, Inc.                         114,000       1,995
Fannie Mae                                  54,000       2,356
First Chicago NBD Corporation               83,700       5,064
First Hawaiian, Inc.                        83,800       2,860
Fleet Financial Group Inc.                  23,100       1,461
Marsh & Mclennan Companies, Inc.            82,000       5,853
MBIA Incorporated                            6,800         767
Morgan S D Witter Discover&co Com           69,900       3,010
Nationsbank Corp.                           34,800       2,245
*Providian Financial Corp.                  16,600         533
Salomon Inc                                 44,200       2,459
Washington Mutual, Inc.                     56,900       3,400
                                                    -----------
    TOTAL                                               42,272
                                                    -----------
HEALTHCARE (9.83%)
*Alza Corporation                           99,100       2,874
American Home Products Corporation          86,700       6,633
Columbia/HCA Healthcare Corp.               16,000         629
*Humana, Inc.                              129,600       2,997
Schering-Plough Corporation                 54,000       2,585
United Healthcare Corp.                    122,900       6,391
Warner-Lambert Company                      79,800       9,915
                                                    -----------
    TOTAL                                               32,024
                                                    -----------
INSURANCE (0.73%)
Aegon N.V.                                   7,167         502
Ambac, Inc.                                 24,400       1,864
                                                    -----------
    TOTAL                                                2,366
                                                    -----------
MISCELLANEOUS (2.85%)
*ADT Ltd.                                   73,700       2,432
AlliedSignal Inc.                           81,500       6,846
                                                    -----------
    TOTAL                                                9,278
                                                    -----------
SERVICES (2.43%)
*Circus Circus Enterprises                 156,200       3,846
*First USA Paymentech, Inc.                  2,600          75
International Game Technology              171,200       3,039
*TCI Satellite Entertainment Inc.          123,100         969
                                                    -----------
    TOTAL                                                7,929
                                                    -----------
TECHNOLOGY (13.84%)
Autodesk, Inc.                              89,200       3,417
*Bay Networks, Inc.                        176,100       4,678
*Cabletron Systems, Inc.                    93,400       2,644
*Cisco Systems Incorporated                 31,100       2,088
*Cypress Semiconductor Corporation         154,400       2,239

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                      MARKET
                                                       VALUE
COMMON STOCK (98.96%)                     SHARES      (000'S)
---------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*EMC Corporation                            92,600  $    3,611
First Data Corporation                      34,400       1,511
*General Instrument Corp.                  228,500       5,713
Intel Corp.                                 19,900       2,822
International Business Machines             51,600       4,654
*Learning Inc.                               1,900          18
Perkin Elmer Corporation                    24,600       1,957
Sensormatic Electronics Corp.              193,400       2,490
*Sun Microsystems Inc.                      67,700       2,520
Symbol Technologies Inc.                    58,900       1,981
Temple-Inland Inc                           50,900       2,749
                                                    -----------
    TOTAL                                               45,092
                                                    -----------
TRANSPORTATION (3.02%)
CNF Transportation Inc.                     27,900         900
*Coltec Industries Inc.                    187,500       3,656
*Consolidated Freightways Corp.              1,000          16
CSX Corporation                             94,000       5,217
Union Pacific Corporation                      900          63
                                                    -----------
    TOTAL                                                9,852
                                                    -----------
UTILITIES (4.20%)
Allegheny Power System, Inc.                54,900       1,465
Dominion Resources Inc.                     42,200       1,546
Duke Energy Corp.                           29,300       1,405
Enron Corp                                  63,300       2,583
New England Electric Systems                92,000       3,404
Northern States Power Company               63,400       3,280
                                                    -----------
    TOTAL                                               13,683
                                                    -----------
    TOTAL COMMON STOCK                              $  322,342
                                                    -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INSTRUMENT (1.04%)          SHARES      (000'S)
--------------------------------------------------------------
NONDEPOSITORY INSTITUTIONS (0.98%)
Ford Motor Credit Corp, 5.52%,
 07/23/97                                 500,000  $      498
Household Finance Corp, 5.53%,
 07/10/97                               1,000,000         999
Receivable Capital Trust, 5.559%,
 7/16/97                                1,000,000         998
Sears Roebuck Acceptance, 5.569%,
 8/06/97                                  700,000         696
                                                   -----------
    TOTAL                                               3,191
                                                   -----------
TOBACCO PRODUCTS (0.06%)
Philip Morris Corporation, 6.15%,
 7/1/97                                   200,000         200
                                                   -----------
    TOTAL                                                 200
                                                   -----------
    TOTAL MONEY MARKET INSTRUMENTS                 $    3,391
                                                   -----------
    TOTAL GROWTH & INCOME PORTFOLIO                $  325,733
                                                   -----------
*Non-Income Producing.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term appreciation of        Hold a diversified mix of high quality growth    $217,026,430
capital with moderate risk       stocks of medium and large companies with
                                 above-average potential for earnings growth.

GROWTH STOCK PORTFOLIO

The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the portfolio's risk profile.

The Growth Stock Portfolio continued to provide strong returns during the first half of 1997, reflecting strength in the overall market, particularly in large capitalization stocks. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. In line with this strategy, changes in focus were made within certain market sectors to increase exposure to companies that are well positioned for current trends. For example, in the energy area, performance benefited from a move from multinational oil companies to oil field service providers; in the automotive group, an increased position in Borg Warner Automotive provided participation in the increasing popularity of sport utility vehicles. Specialty retailers such as Kohls Department Stores benefit from continued strong consumer spending. Fiserv, a provider of technology services to financial institutions, addresses two important themes: the increasing importance of technology to businesses and strategic outsourcing.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclicals                    19%
Consumer Staples/Health Care          18%
Basic Materials/Capital Goods         13%
Energy                                10%
Technology                            11%
Finance                               13%
Other                                 16%

Top 10 Holdings

6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           COMPANY             % OF NET ASSETS
General Electric Company                   2.4%
Kohls Department Stores                    1.8%
Philip Morris Companies, Inc.              1.8%
Merck & Co., Inc.                          1.8%
AlliedSignal                               1.8%
Microsoft Corporation                      1.8%
Borg Warner Automotive                     1.7%
Procter & Gamble Company                   1.6%
BankAmerica Corporation                    1.6%
Fiserv, Inc.                               1.6%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         GROWTH STOCK PORTFOLIO           S&P 500 INDEX
5/3/94                                    10,000                          10,000
6/30/94                                    9,884                           9,845
6/30/95                                   11,626                          12,394
6/30/96                                   14,694                          15,604
6/30/97                                   18,707                          21,000
                                                     Average Annual Total Return
                                                      For Periods Ended June 30,
                                                                            1997
                                                                        One Year   Since Inception
Growth Stock Portfolio                                                    27.31%            21.93%
S&P 500 Index                                                             34.57%            26.47%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (91.82%)                    SHARES      (000'S)
--------------------------------------------------------------
BASIC MATERIALS (3.82%)
Avery Dennison Corporation                 56,200  $    2,255
E.I. du Pont de Nemours & Co.              26,100       1,641
Ecolab, Inc.                               62,700       2,994
PPG Industries Inc.                        23,900       1,389
                                                   -----------
    TOTAL                                               8,279
                                                   -----------
CAPITAL GOODS (8.67%)
*American Standard Companies, Inc.         40,600       1,817
Boeing Company                             48,400       2,568
Deere & Company                            47,000       2,579
Emerson Electric Co.                       57,800       3,183
General Electric Company                   77,400       5,060
General Motors Class H                     27,100       1,565
*Gulfstream Aerospace                      68,800       2,030
                                                   -----------
    TOTAL                                              18,802
                                                   -----------
COMMUNICATION SERVICES (1.68%)
MCI Communications Corporation             34,200       1,309
*WorldCom Inc.                             73,200       2,342
                                                   -----------
    TOTAL                                               3,651
                                                   -----------
CONSUMER CYCLICAL (18.94%)
*Barnes & Noble Inc.                       59,000       2,537
*Borg Warner Automotive                    68,200       3,687
*Federated Department Stores, Inc.         39,500       1,373
Ford Motor Company                         41,100       1,552
Harley Davidson, Inc.                      48,200       2,311
Home Depot, Inc.                           31,700       2,185
*Kohls Department Stores                   72,800       3,854
Mattel, Inc.                               63,281       2,144
McDonald's Corporation                     44,400       2,145
McGraw-Hill Companies Inc.                 26,200       1,541
New York Times Company                     51,100       2,529
Newell Co.                                 81,600       3,233
*OfficeMax, Inc.                           17,800         257
*Promus Hotels                             45,000       1,744
*Scholastic Corp.                          30,300       1,061
Tribune Company                            27,600       1,327
Wal-Mart Stores, Inc.                      59,400       2,008
Walgreen Company                           61,100       3,276
Walt Disney Company                        28,900       2,319
                                                   -----------
    TOTAL                                              41,083
                                                   -----------
CONSUMER STAPLES (10.06%)
Campbell Soup Company                      52,000       2,600
CPC International Corp.                    19,400       1,791
General Mills, Inc.                        14,600         951
Gillette Company                           19,500       1,848
Hershey Foods Corp.                        35,000       1,936
Pepsico Inc.                               73,000       2,742
Philip Morris Companies                    85,500       3,794
Procter & Gamble Company                   24,200       3,418

                                                     MARKET
                                                      VALUE
COMMON STOCK (91.82%)                    SHARES      (000'S)
--------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Unilever N.V.                              12,600  $    2,747
                                                   -----------
    TOTAL                                              21,827
                                                   -----------
ENERGY (10.30%)
Amoco Company                              30,200       2,626
British Petroleum Co. Ltd.                 33,200       2,486
Diamond Offshore Drilling Inc.             25,000       1,953
Exxon Corporation                          26,400       1,624
Mobil Corporation                          30,000       2,096
Schlumberger Limited                       20,000       2,500
Texaco Inc.                                20,200       2,197
Tosco Corporation                          79,200       2,371
Transocean Offshore Inc.                   20,400       1,482
Unocal Corp.                               48,600       1,886
*Western Atlas International Inc.          15,300       1,121
                                                   -----------
    TOTAL                                              22,342
                                                   -----------
FINANCE (13.45%)
Associates First Capital Corporation       55,000       3,053
Banc One Corporation                       36,000       1,744
BankAmerica Corporation                    52,800       3,409
Chase Manhattan Corporation                33,040       3,207
CIGNA Corporation                          11,300       2,006
Citicorp                                   18,600       2,242
First Union Corporation                    27,500       2,544
Franklin Resources                         43,800       3,178
Merrill Lynch & Co.                        28,000       1,670
Morgan Stanley, Dean Witter, Discover
 & Co.                                     64,900       2,795
Travelers Group Inc.                       38,000       2,396
USF&G Corp.                                38,800         931
                                                   -----------
    TOTAL                                              29,175
                                                   -----------
HEALTHCARE (7.69%)
Eli Lilly & Company                        28,700       3,137
*Healthsouth Corp.                         21,900         546
*Horizon/CMS Healthcare Corp.              31,700         636
Johnson & Johnson                          43,500       2,800
Merck & Co., Inc.                          36,800       3,809
Pfizer Inc.                                25,100       2,999
United Healthcare Corp.                    53,000       2,756
                                                   -----------
    TOTAL                                              16,683
                                                   -----------
MISCELLANEOUS (2.67%)
Allied Signal Inc.                         44,600       3,746
Dial Corp.                                131,000       2,047
                                                   -----------
    TOTAL                                               5,793
                                                   -----------
TECHNOLOGY (10.62%)
*Cisco Systems Incorporated                15,000       1,007
*DST Systems, Inc.                         54,400       1,812
First Data Corporation                     61,100       2,685
*Fiserv                                    75,100       3,351
Hewlett-Packard Company                    36,800       2,061

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (91.82%)                    SHARES      (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Intel Corp.                                16,800  $    2,382
International Business Machines            35,200       3,175
Lucent Technologies, Inc.                  15,171       1,093
*Microsoft Corporation                     29,400       3,715
W.W. Grainger, Inc.                        22,400       1,751
                                                   -----------
    TOTAL                                              23,032
                                                   -----------
TRANSPORTATION (3.14%)
*AMR Corporation                           19,400       1,795
Canadian National Railway Co.              70,500       3,084
*Midwest Express Holdings, Inc.            70,500       1,930
                                                   -----------
    TOTAL                                               6,809
                                                   -----------
UTILITIES (0.78%)
Sonat Inc.                                 33,000       1,690
                                                   -----------
    TOTAL COMMON STOCK                             $  199,166
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (8.18%)          PAR        (000'S)
--------------------------------------------------------------
HEALTHCARE (0.37%)
American Home Product Corporation,
 6.150%, 07/01/1997                    $  800,000  $      800
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (8.18%)          PAR        (000'S)
--------------------------------------------------------------
GOVERNMENT (0.32%)
+U.S. Treasury, 5.079%, 09/04/1997     $  700,000  $      694
                                                   -----------
NONDEPOSITORY INSTITUTIONS (7.49%)
+Asset Securitization, 5.52%,
 07/17/1997                             6,700,000       6,684
+Ford Motor Credit Corp., 5.52%,
 07/23/1997                             6,100,000       6,079
Sears Roebuck Acceptance Corp.,
 5.57%, 08/06/1997                      3,500,000       3,480
                                                   -----------
    TOTAL                                              16,243
                                                   -----------
    TOTAL MONEY MARKET INVESTMENTS                 $   17,737
                                                   -----------
    TOTAL GROWTH STOCK PORTFOLIO                   $  216,903
                                                   -----------
*Non-Income Producing.
+Partially held by the custodian in a segregated account as
 collateral for open futures positions. Information regarding open futures contracts as of June 30, 1997 is summarized
 below:

                                                     UNREALIZED
                      NUMBER OF      EXPIRATION     DEPRECIATION
ISSUER                CONTRACTS         DATE           (000'S)
--------------------  ----------  ----------------  -------------
S&P 500 Stock Index       19       September 1997       $(16)

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Objective:                    Portfolio Strategy:                         Net Assets:
Long-term appreciation of     Participate in the growth of foreign        $643,465,873
capital through               economies by investing in securities with
diversification into markets  high long-term earnings potential relative
outside the United States     to current market values.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio offers contract owners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. The Portfolio continues to buy the shares of undervalued companies internationally, using a disciplined focus on long-term value.

International investors benefited from continued growth in economies and markets around the world. European markets were quite strong, driven in part by the rising dollar and by excellent earnings reports, particularly among pharmaceutical firms, financial service providers and exporters. Markets in Switzerland, the Netherlands and Germany were the top performers in Europe.

In the Pacific region, the Portfolio is concentrated in Hong Kong, where a market surge in the second quarter can be considered a vote of confidence among investors that the return of control to China will not erode this vibrant economy's prospects for growth. The Portfolio benefited from an underweighting of poorly performing markets in Thailand and the Philippines.

The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

      Asset Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Europe                         60%
Asia                           11%
Australia/New Zealand           7%
Latin America                   8%
Canada                          3%
Non-equity holdings            11%

     Performance Relative
     to the EAFE Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   INTERNATIONAL EQUITY
                                         PORTFOLIO                      EAFE INDEX
4/30/93                                               10,000                          10,000
6/30/93                                               10,118                          10,202
6/30/94                                               12,155                          11,936
6/30/95                                               13,487                          12,175
6/30/96                                               15,569                          13,831
6/30/97                                               19,751                          15,650
                                                                 Average Annual Total Return
                                                                  For Periods Ended June 30,
                                                                                        1997
                                                                                    One Year   Since Inception
International Equity
Portfolio                                                                             26.86%            17.74%
EAFE Index                                                                            13.15%            11.35%

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE ("Europe-Australia-Far East") Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars.

    On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.

    This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

INTERNATIONAL EQUITY PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                        MARKET
                                                         VALUE
COMMON STOCK (88.24%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
AEROSPACE & MILITARY TECHNOLOGY (0.13%)
Hong Kong Aircraft &
 Engineering                H.K.             232,700  $      847
                                                      -----------
AIRLINES (1.29%)
Air New Zealand Ltd. "B"    N.Z.           1,150,000       3,507
+Quantas Airways (144A)
 ADR                        Austrl.          165,000       3,832
Singapore Airlines Ltd.     Sing.            105,000         940
                                                      -----------
    TOTAL                                                  8,279
                                                      -----------
APPLIANCES & HOUSEHOLD DURABLES (1.35%)
Electrolux AB "B" Free      Swe.              48,200       3,478
Thorn PLC                   U.K.           1,816,600       5,140
                                                      -----------
    TOTAL                                                  8,618
                                                      -----------
AUTOMOBILES (4.24%)
Bertrand Faure SA           Fr.                5,642         297
Fiat SPA Ord.               Italy          1,389,000       4,996
Renault SA                  Fr.              405,775      10,278
Volvo Aktiebogelegt, "B"
 Free                       Swe.             433,000      11,592
                                                      -----------
    TOTAL                                                 27,163
                                                      -----------
BANKING & CREDIT (16.47%)
Australia & New Zealand
 Bank Group                 Austrl.          926,097       6,868
+Bancaria de Espania
 Corp., ADR                 Sp.              195,000       5,533
Banco Bradesco SA           Braz.        262,600,000       2,647
Banco de Andulucia          Sp.               30,000       5,100
Banco Itau SA               Braz.            503,000         282
+Banque National de Paris,
 ADR (144A)                 Fr.              146,500       6,044
Barclay's Bank, PLC         U.K.             245,016       4,861
BCO BilboaVizcaya           Sp.              125,200      10,190
BPI SGPS SA                 Port.            201,963       3,935
Canadian Imperial Bank of
 Commerce                   Can.             309,200       7,800
Credit Commercial de
 France                     Fr.               25,500       1,082
Deutsche Bank AG            Ger.             193,600      11,321
HSBC Holdings               U.K.             260,737       7,842
Komercni Bank "A"           Chez.             15,000         778
**Komercni Bank (144A) GDR  Chez.             30,000         623
Korea Long Term Credit
 Bank                       Kor.              74,930       1,156
Merita Limited "A"          Fin.           1,800,000       5,891
National Bank of Canada
 Montreal                   Can.             360,000       4,515
*Panin Bank                 Indo.          5,346,000       3,518
Suisse Group Credit         Swtz.             55,725       7,167
Svenska Hanelsbanken S.A.   Swe.             230,000       7,317

                                                        MARKET
                                                         VALUE
COMMON STOCK (88.24%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
BANKING & CREDIT (CONTINUED)
Unibanco Uniao de Bancos    Braz.         28,067,000  $    1,030
                                                      -----------
    TOTAL                                                105,500
                                                      -----------
BROADCAST ADVERTISING PUBLISHING (0.14%)
Marieberg Tidings "A" Free  Swe.              35,000         869
                                                      -----------
BUILDING MATERIALS AND COMPONENTS (2.15%)
Hepworth PLC                U.K.             225,278         885
Pioneer International Ltd.  Austrl.        3,197,946      12,266
Siam City Cement Public
 Co, Ltd.                   Thai.            161,000         653
                                                      -----------
    TOTAL                                                 13,804
                                                      -----------
BUSINESS & PUBLIC SERVICE (2.61%)
Esselte AB, Series "A"
 Free                       Swe.             269,900       6,178
Hyder PLC                   U.K.             371,666       5,010
Hyder PLC Cum. Red. Pfd.    U.K.             401,400         706
Societe Generale de Surv
 Holdings                   Swtz.                885       1,894
Waste Management
 International, PLC         U.K.             310,700       1,422
*+Waste Management PLC,
 ADR                        U.K.             168,000       1,533
                                                      -----------
    TOTAL                                                 16,743
                                                      -----------
CHEMICALS (5.37%)
Bayer AG                    Ger.             157,000       6,038
Courtaulds PLC              U.K.           1,851,700      10,447
European Vinyls Corp. EVC
 International              Neth.             68,985       1,750
Imperial Chemical
 Industries, PLC            U.K.              19,000         264
Rhone Poulenc SA, Series A  Fr.              283,108      11,573
Solvay Et Cie A NPV         Bel.               7,300       4,305
                                                      -----------
    TOTAL                                                 34,377
                                                      -----------
CONSTRUCTION & HOUSING (0.62%)
Kyudendo Corp.              Jpn.              33,000         279
Sirti SPA                   Italy            643,000       3,705
                                                      -----------
    TOTAL                                                  3,984
                                                      -----------
ELECTRICAL & ELECTRONICS (3.70%)
ABB AG Baden Bearer         Swtz.              4,730       7,170
Alcatel Alsthom DG          Fr.               58,519       7,336
Philips Electronic          Neth.            128,400       9,214
                                                      -----------
    TOTAL                                                 23,720
                                                      -----------
ELECTRICAL COMPONENTS, INSTRUMENTS (0.67%)
BICC PLC                    U.K.           1,450,345       4,272
                                                      -----------
ENERGY SOURCES (2.86%)
Hafslund Nycomed "A"        Norw.            170,000       1,022
Repsol SA                   Sp.              122,000       5,168

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                        MARKET
                                                         VALUE
COMMON STOCK (88.24%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
ENERGY SOURCES (CONTINUED)
Saga Petrolium              Norw.            260,000  $    4,937
Societe Nationale Elf
 Aquitane                   Fr.               66,801       7,214
                                                      -----------
    TOTAL                                                 18,341
                                                      -----------
FINANCIAL SERVICES (1.63%)
AXA-UAP SA                  Fr.               47,813       2,977
India Fund, Series "B"      U.K.           1,256,515       2,332
*JF Indonesia Fund, Inc.    H.K.             456,600         589
#Korea International Trust
 IDRU                       Kor.                  52       1,768
Peregrine Investments
 Holdings, Ltd.             H.K.             262,000         539
Thai Fund Inc.              Thai.             71,516       1,100
Thailand International
 Fund                       Thai.                 70       1,164
                                                      -----------
    TOTAL                                                 10,469
                                                      -----------
FOOD & HOUSEHOLD PRODUCTS (2.89%)
Albert Fisher Group PLC     U.K.           6,734,996       4,848
Cafe de Coral Holdings,
 Ltd.                       H.K.           7,672,000       1,971
CP Pokphand Co.             H.K.           2,609,900         817
Hillsdown Holdings          U.K.           1,800,892       5,065
Tate & Lyle, PLC            U.K.              26,000         193
The Oshawa Group Ltd.       Can.             187,300       2,804
Vitro SA NPV                Mex.             768,400       2,850
                                                      -----------
    TOTAL                                                 18,548
                                                      -----------
FOREST PRODUCTS & PAPER (2.95%)
Carter Holt Harvey Ltd.     N.Z.           3,929,357      10,146
Metsa Serla OY "B"          Fin.             277,500       2,260
P.T. Barito Pacific Timber  Indo.            937,000         800
Stora Kapparbergs, Series
 "B"                        Swe.             350,000       5,703
                                                      -----------
    TOTAL                                                 18,909
                                                      -----------
HEALTH & PERSONAL CARE (2.05%)
Astra AB Series "A" Free    Swe.             373,333       6,953
Nycomed ASA Series "A"      Norw.            294,000       4,337
Nycomed ASA Series "B"      Norw.            128,200       1,830
                                                      -----------
    TOTAL                                                 13,120
                                                      -----------
INDUSTRIAL COMPONENTS (1.19%)
BTR PLC                     U.K.           1,899,400       6,496
BTR, PLC "A"                Austrl.          249,000         821
*Granges AB                 Swe.              24,100         319
                                                      -----------
    TOTAL                                                  7,636
                                                      -----------
INSURANCE (3.51%)
Aegon NV                    Neth.            106,192       7,425
ING Groep NV                Neth.            190,000       8,776
London Insurance Group      Can.             325,200       6,270
                                                      -----------
    TOTAL                                                 22,471
                                                      -----------
                                                        MARKET
                                                         VALUE
COMMON STOCK (88.24%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
MACHINERY & ENGINEERING (0.86%)
VA Technologies AG Bearer   Aus.              30,000  $    5,491
                                                      -----------
MERCHANDISING (1.16%)
David Jones Ltd.            Austrl.          742,100       1,028
Koninklijke Bijenkorf
 Beheer                     Neth.             44,098       3,090
Kwik Save Group             U.K.             465,057       2,357
Somerfield PLC              U.K.             318,200         959
                                                      -----------
    TOTAL                                                  7,434
                                                      -----------
METALS & MINING (2.88%)
British Steel PLC           U.K.           1,013,400       2,513
Elkem A S Oslo ord "A"      Norw.            192,000       3,764
Grupo Mexico "B"            Mex.             861,800       3,250
*Inmet Mining Ltd.          Can.             192,500       1,060
+Pechiney ADR "A"           Fr.               48,183         976
Pechiney SA "A"             Fr.               19,000         749
*Union Minerie, NPV         Bel.              65,171       6,109
                                                      -----------
    TOTAL                                                 18,421
                                                      -----------
MISCELLANEOUS MATERIAL/COMMODITIES (0.21%)
Korea Chemical Company,
 Ltd.                       Kor.              16,700       1,371
                                                      -----------
MULTI-INDUSTRY (6.95%)
Amer Group "A"              Fin.             175,000       3,201
Comp Gen de Industrieset
 de Partec                  Fr.                4,500       1,280
Harrisons & Crossfield      U.K.           2,490,000       4,559
Hutchinson Whampoa          H.K.             798,000       6,927
Jardine Matheson Holdings   Sing.          1,212,301       8,607
Jardine Strategic Holdings  Sing.          1,019,055       3,852
Marine Wendel SA            Fr.               11,490       1,174
Nokia Corp., "A"            Fin.              71,000       5,358
Swire Pacific Class "A"     H.K.             472,500       4,269
Swire Pacific Limited "B"   H.K.           3,534,200       5,315
                                                      -----------
    TOTAL                                                 44,542
                                                      -----------
RAILROAD (0.56%)
Brambles Ind. Ltd.          Austrl.          183,500       3,600
                                                      -----------
TELECOMMUNICATIONS (9.26%)
British Telecom             U.K.             608,000       4,513
Cointel CONV Pfd.           Arg.              73,150       4,828
+Compania de
 Telecomunicaciones, ADR    Chile            155,125       5,119
+Phillipine Long Distance
 Telephone, ADR             Phil.             63,500       4,080
*Seat SPA Di Risp           Italy          2,490,000         520
SPT Telecom AS              Chez.             36,000       3,778
Stet Di Risp Non-Conv.      Italy          2,490,000       8,634
+Telebras ADR               Braz.            103,500      15,706
Telefonica de Espania       Sp.              315,000       9,124

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                        MARKET
                                                         VALUE
COMMON STOCK (88.24%)        COUNTRY      SHARES        (000'S)
-----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
+Telefonica del Peru SA
 "B", ADR                   Peru             115,300  $    3,019
                                                      -----------
    TOTAL                                                 59,321
                                                      -----------
TEXTILES-APPAREL (0.35%)
Yizheng Chemical Fibre
 Company                    China         12,469,200       2,221
                                                      -----------
UTILITIES-ELECTRIC & GAS (9.32%)
BG PLC                      U.K.           3,774,400      13,820
*Centrica PLC               U.K.           1,913,200       2,324
*CEZ Ceske Energeticke
 Zavody                     Chez.            101,990       2,817
Electricidad de Caracas     Venz.          4,145,760       6,641
Endesa National de
 Elactric                   Sp.               63,000       5,299
EVN Energie Versorgung      Aus.              38,400       4,948
Hong Kong Electric          H.K.           1,790,000       7,209
Iberdrola SA                Sp.              587,500       7,430
Korea Electric Power Corp.  Kor.              33,000         985
National Power              U.K.             493,764       4,290
Thames Water                U.K.             251,023       2,883
*Veba-Warrants              Ger.               3,000       1,052
                                                      -----------
    TOTAL                                                 59,698
                                                      -----------
WHOLESALE & INTERNATIONAL TRADE (0.87%)
Brierley Investments Ltd.   N.Z.           5,716,091       5,577
                                                      -----------
    TOTAL COMMON STOCK                                   565,346
                                                      -----------

                                                       MARKET
                                                        VALUE
BONDS (1.69%)                 COUNTRY       PAR        (000'S)
----------------------------------------------------------------
FEDERAL GOVERNMENT & AGENCIES (0.43%)
U.S. Treasury, 5.125,
 4/30/98                     U.S.       $ 2,757,000  $    2,743
                                                     -----------

                                                       MARKET
                                                        VALUE
BONDS (1.69%)                 COUNTRY       PAR        (000'S)
----------------------------------------------------------------
FINANCIAL SERVICES (0.39%)
PIV Financial Investments,
 Ltd.                        H.K        $ 2,750,000  $    2,503
                                                     -----------
TELECOMMUNICATIONS (0.87%)
Nacional Financiera CNV      Mex.           117,802       5,610
                                                     -----------
    TOTAL BONDS                                          10,856
                                                     -----------

                                                       MARKET
MONEY MARKET                                            VALUE
 INVESTMENTS (10.07%)         COUNTRY       PAR        (000'S)
----------------------------------------------------------------
CHEMICALS & ALLIED PRODUCTS (0.25%)
American Home Products
 Corporation, 7/1/97         U.S.       $ 1,600,000  $    1,600
                                                     -----------
NONDEPOSITORY INSTITUTIONS (9.82%)
Ford Motor Credit Company,
 7/23/97                     U.S.        12,000,000      11,959
Household Finance
 Corporation, 7/10/97        U.S.        12,000,000      11,983
Receivable Capital Trust,
 7/16/97                     U.S.        10,200,000      10,176
Sears Roebuck Acceptance
 Corp, 8/13/97               U.S.        29,000,000      28,808
                                                     -----------
    TOTAL                                                62,926
                                                     -----------
    TOTAL MONEY MARKET
      INVESTMENTS                                        64,526
                                                     -----------
    TOTAL INTERNATIONAL
      EQUITY PORTFOLIO                               $  640,728
                                                     -----------

 * Non-Income Producing

** GDR-Global Depository Receipt

 + ADR-American Depository Receipt

 # IDR-International Depository Receipt

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Maximum long-term appreciation   Strive for the highest possible rate of capital  $961,113,543
of capital                       appreciation by investing in companies with
                                 potential for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO

The Aggressive Growth Stock Portfolio owns the stocks of emerging growth companies, generally with market capitalizations of less than $3 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.

Consistent with the universe of small company stocks, the Portfolio's performance lagged the broad market averages in the first quarter and benefited from improved performance of small company stocks in the second quarter. The Portfolio is concentrated in four sectors in which there are numerous companies with particularly promising prospects for growth: technology; business services, consumer cyclicals and health care. In the technology sector, investments in software, computer services, telecommunication equipment and semiconductors contributed to solid overall performance. Holdings in the business services area were increased, as service providers take advantage of the trend to strategic outsourcing and as new technology in areas such as telecommunications creates opportunity for increasingly sophisticated services. Among consumer companies, specialty retailers continue to perform well, reflecting a high level of consumer confidence. The position in health care issues has been reduced somewhat in the last six months, in part because of a favorable buyout of a major holding. Additionally, the Portfolio was restructured to eliminate some underperforming issues.

The outlook for the emerging growth companies that are the focus of this Portfolio appears favorable, as valuations remain at reasonable levels compared with larger companies.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer                   20%
Technology                 30%
Business Services          11%
Health Care                 8%
Energy                      7%
Industrial                  6%
Transportation              5%
Finance                     4%
Cash Equivalents            9%

     Performance Relative to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      AGGRESSIVE GROWTH     WILSHIRE SMALL     WILSHIRE NEXT

                                          Stock Portfolio         Cap Index         1750 Index
11/30/90                                           10,000            10,000             10,000
6/30/91                                            12,593            13,189             13,186
6/30/92                                            13,994            15,522             15,086
6/30/93                                            17,133            19,336             19,108
6/30/94                                            19,354            20,012             19,670
6/30/95                                            24,448            23,034             23,986
6/30/96                                            35,003            28,918             30,256
6/30/97                                            36,545            36,061             35,344
Average Annual Total Return
For Periods Ended June 30, 1997
                                                 One Year        Five Years    Since Inception
Aggressive Growth Stock Portfolio                   4.41%            21.17%             21.77%
Wilshire Small Cap Index                           24.70%            18.36%             21.52%
Wilshire Next 1750 Index                           16.82%            18.56%             21.15%

Since the portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio's performance are the Wilshire Next 1750 Index and Wilshire Small Cap Index.

    The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are financial services, consumer services and basic industry. Its average market capitalization is approximately $689.9 million as of June 30, 1997.

    The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $767.0 million as of June 30,1997. The largest sector weightings include financial services, consumer services and technology.

    On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merge is included with the performance of the Portfolio in the graph and total return figures above.

    This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. The net investment rates of return shown on page 2 reflect mortality and expense risk charges deducted from the assets of the separate account. The cost of insurance protection, which is not reflected in the returns shown on this chart, would make the return significantly lower. Investors are urged to obtain a personalized illustration of historical performance which reflects the cost of insurance protection.

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (91.03%)                   SHARES       (000'S)
--------------------------------------------------------------
BASIC MATERIALS (1.04%)
Cambrex Corporation                       253,000  $   10,057
                                                   -----------
CAPITAL GOODS (4.80%)
*Cuno, Inc.                                94,100       1,576
*Jabil Circuit Inc.                       200,000      16,775
Kaydon Corporation                        180,000       8,933
*Kaynar Technologies, Inc.                194,500       3,525
*Microchip Technology Inc.                228,100       6,786
*Tetra Tech Inc.                          364,200       8,786
                                                   -----------
    TOTAL                                              46,381
                                                   -----------
COMMUNICATION SERVICES (1.63%)
*LCI International                        302,500       6,617
*Premiere Technologies, Inc.              117,500       3,055
*Tessco Technologies, Inc.                152,600       3,300
*West Teleservices Corporation            185,300       2,733
                                                   -----------
    TOTAL                                              15,705
                                                   -----------
CONSUMER CYCLICAL (15.16%)
*Blyth Industries, Inc.                   437,100      14,752
*Catalina Marketing Corporation           238,600      11,483
*CUC International, Inc.                  437,775      11,300
*Dollar Tree Stores Inc.                  103,200       5,199
*Dura Automotive Systems, Inc.            225,400       6,311
*Electronic Arts Inc.                     249,200       8,379
Fastenal Co.                              214,100      10,491
*Getty Communications PLC-ADR             322,000       4,750
*HFS Incorporated                         142,900       8,288
*JLK Direct Distribution Inc.-Cl A         14,900         382
*Jones Apparel Group Inc.                 202,800       9,684
*K & G Mens' Center, Inc.                 518,150      11,270
*Kohls Department Stores                  239,500      12,679
*O'Reilly Automotive, Inc.                258,700       9,960
*Pameco Corp.                              27,500         488
*Regal Cinemas Inc.                       322,750      10,651
*Tower Automotive, Inc.                   239,800      10,311
                                                   -----------
    TOTAL                                             146,378
                                                   -----------
CONSUMER STAPLES (4.04%)
Cardinal Health, Inc.                     198,418      11,359
Clear Channel Communications              150,000       9,225
*Inbrand Corporation                      259,100       7,773
*Robert Mondavi Corporation               224,500      10,608
                                                   -----------
    TOTAL                                              38,965
                                                   -----------
ENERGY (6.91%)
*BJ Services Company                      165,800       8,891
*EVI Inc.                                 234,000       9,828
*Global Industries Ltd                    442,000      10,325
*Nabors Industries Inc.                   306,000       7,650
*Pride Petroleum Services                 411,800       9,883
Tosco Corporation                         340,600      10,197
Transocean Offshore, Inc.                 136,500       9,913
                                                   -----------
    TOTAL                                              66,687
                                                   -----------

                                                     MARKET
                                                      VALUE
COMMON STOCK (91.03%)                   SHARES       (000'S)
--------------------------------------------------------------
FINANCE (4.00%)
*BA Merchant Services Inc.-Cl A           176,000  $    3,355
Capmac Holdings Inc.                      259,100       8,712
CMAC Investment Corp.                     152,800       7,296
Investors Financial Services              200,000       9,500
Money Store, Inc.                         340,750       9,775
                                                   -----------
    TOTAL                                              38,638
                                                   -----------
MISCELLANEOUS (9.69%)
*ABR Information Services Inc.            205,300       5,954
*Administaff Inc.                         374,600       9,061
*Billing Information Concepts             247,300       8,625
Cintas Corp.                              177,600      12,210
*Corrections Corp of America              271,900      10,808
*Interim Services Inc.                    231,600      10,306
*Intl Network Services                    111,300       2,894
*Learning Tree International Inc.         238,950      10,603
*Robert Half International, Inc.          384,300      18,086
*Nu Skin Asia Pacific, Inc.-Cl A          190,200       5,040
                                                   -----------
    TOTAL                                              93,587
                                                   -----------
HEALTHCARE (8.82%)
*Capstone Pharmacy Services, Inc.         626,300       6,811
*CRA Managed Care Inc.                    189,900       9,910
*Lincare Holdings Inc.                     93,400       4,016
*Medcath Inc.                             235,800       3,508
*NCS Healthcare Inc.-Cl A                  66,700       2,026
*Occusystems Inc.                         205,900       5,971
*Patterson Dental Co.                     243,350       8,350
*Pediatrix Med Group, Inc.                173,900       7,967
*PhyCor, Inc.                             289,000       9,952
*Quorum Health Group, Inc.                301,800      10,789
*Spine-Tech Inc.                          104,000       3,861
*Sybron Intl Corp.-Wisconsin              300,200      11,970
                                                   -----------
    TOTAL                                              85,131
                                                   -----------
TECHNOLOGY (30.21%)
*ADC Telecommunications                   329,900      11,010
*Altera Corporation                       189,000       9,545
*American Management Systems, Inc.        319,875       8,557
*Applied Materials, Inc.                   77,000       5,453
AVX Corp.                                 326,200       8,807
Cambridge Technology Partners             422,100      13,507
*CBT Group PLC-ADR                        223,400      14,102
*Ciena Corp.                               63,000       2,969
*Computer Horizons Corp.                  299,350      10,253
Danka Business Systems Plc                269,200      11,004
*DST Systems                              248,300       8,271
*Dupont Photomasks Inc.                    73,300       3,958
First Data Corporation                    248,690      10,927
*Gasonics Intl Corp.                      486,800       6,633
HBO & Co.                                 165,800      11,419
*Hyperion Software                        309,400       6,923

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1997

                                                     MARKET
                                                      VALUE
COMMON STOCK (91.03%)                   SHARES       (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Integrated Process Equipment Corp.       303,200  $    7,675
*Kent Electronics Corp.                    54,500       1,999
Methode Electronics Inc.                  469,500       9,331
Molex Inc.                                274,277       9,565
National Data Corporation                 217,900       9,438
*Network General Corp.                    150,000       2,231
Paychex, Inc.                             346,555      13,169
*Peoplesoft, Inc.                         299,900      15,820
*PMC-Sierra Inc.                          348,700       9,153
*RWD Technologies Inc.                     12,900         223
*Saville Systems PLC-ADR                  231,700      12,048
*Sterling Commerce, Inc.                  396,263      13,027
*Sterling Software, Inc.                  259,500       8,109
*Tellabs Inc.                             266,400      14,885
*Transaction Systems Architects           363,200      12,530
*Trident International, Inc.              335,000       6,030
*Vantive Corp.                            111,000       3,136
                                                   -----------
    TOTAL                                             291,707
                                                   -----------
TRANSPORTATION (4.74%)
*Coach USA, Inc.                          398,300      10,580
*Heartland Express Incorporated           389,500       9,153
*Knight Transportation, Inc.              291,600       7,399
*Swift Transportation Co., Inc.           320,800       9,464
*Wisconsin Central Transportation         245,900       9,162
                                                   -----------
    TOTAL                                              45,758
                                                   -----------
    TOTAL COMMON STOCK                             $  878,994
                                                   -----------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (8.97%)          PAR        (000'S)
--------------------------------------------------------------
CHEMICALS & ALLIED PRODUCTS (0.59%)
American Home Products Co., 6.15%,
 07/01/97                               5,700,000  $    5,700
                                                   -----------
GOVERNMENT (0.12%)
+US Treasury, 5.09%, 09/04/97           1,200,000       1,189
                                                   -----------
NONDEPOSITORY INSTITUTIONS (8.26%)
Asset Securitization, 5.52%,
 07/17/97                              20,000,000      19,951
+Ford Motor Credit Corp., 5.52%,
 07/23/97                              20,000,000      19,933
Household Finance Corp., 5.53%,
 07/10/97                              20,000,000      19,972
Sears Roebuck Acceptance, 5.57%,
 08/06/97                              20,000,000      19,888
                                                   -----------
    TOTAL                                              79,744
                                                   -----------
    TOTAL MONEY MARKET
      INVESTMENTS                                  $   86,633
                                                   -----------
    TOTAL AGGRESSIVE GROWTH
      PORTFOLIO                                    $  965,627
                                                   -----------

*Non-Income Producing

+Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1997 is summarized below:

                                                              UNREALIZED
                           NUMBER OF        EXPIRATION       DEPRECIATION
ISSUER                     CONTRACTS           DATE             (000'S)
----------------------------------------------------------------------------
S&P 500 Stock Index               45      September 1997            (243)

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
JUNE 30, 1997

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Money Market
       17,505 shares (cost $17,505)...............  $  17,505
      Select Bond
       6,323 shares (cost $7,413).................      7,524
      High Yield Bond
       5,323 shares (cost $5,852).................      6,116
      Balanced
       62,651 shares (cost $88,207)...............    115,340
      Index 500 Stock
       35,521 shares (cost $58,809)...............     84,965
      Growth and Income Stock
       16,673 shares (cost $20,847)...............     25,326
      Growth Stock
       13,354 shares (cost $17,886)...............     22,555
      International Equity
       25,285 shares (cost $35,597)...............     43,516
      Aggressive Growth Stock
       19,363 shares (cost $52,560)...............     59,832   $ 382,679
                                                    ---------
Due from Sale of Fund Shares..................................        357
Due from Northwestern Mutual Life Insurance Company...........        892
                                                                ---------
      Total Assets............................................  $ 383,928
                                                                ---------
                                                                ---------

LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........  $     357
  Due on Purchase of Fund Shares..............................        892
                                                                ---------
      Total Liabilities.......................................      1,249
                                                                ---------
EQUITY (NOTE 8)
  Policies Issued Before October 11, 1995.....................    284,245
  Policies Issued On or After October 11, 1995................     98,434
                                                                ---------
      Total Equity............................................    382,679
                                                                ---------
      Total Liabilities and Equity............................  $ 383,928
                                                                ---------
                                                                ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                          COMBINED                  MONEY MARKET DIVISION           SELECT BOND DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                    ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                    1997            1996            1997            1996            1997            1996
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $ 14,168        $ 11,085        $   436         $   508         $   436         $   176
  Mortality and Expense
    Risks.....................         768           1,102             37              47              16              26
  Taxes.......................         329             461             16              17               7              11
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Investment Income.......      13,071           9,522            383             444             413             139
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       1,137           2,405             --              --              20               8
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period.........      26,824          21,398             --              --            (201)             22
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      27,961          23,803              0               0            (181)             30
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from
    Investment Activity.......      41,032          33,325            383             444             232             169
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      77,639         101,055         39,029          43,564             802           1,356
  Policy Loans, Surrenders,
    and Death
    Benefits..................     (10,281)        (16,316)          (191)           (576)           (161)           (191)
  Mortality and Other (net)...     (12,282)        (16,382)        (5,034)         (5,552)           (148)           (248)
  Transfers from Other
    Divisions.................      40,475          45,652          1,108           2,573           1,069             954
  Transfers to Other
    Divisions.................     (40,475)        (45,652)       (32,544)        (32,622)           (513)           (553)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity
  Transactions................      55,076          68,357          2,368           7,387           1,049           1,318
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      96,108         101,682          2,751           7,831           1,281           1,487
EQUITY
  Beginning of Period.........     286,571         184,889         14,750           6,919           6,243           4,756
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............    $382,679        $286,571        $17,501         $14,750         $ 7,524         $ 6,243
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                    HIGH YIELD BOND DIVISION               BALANCED DIVISION
                                 ------------------------------    ----------------------------------
                                  SIX MONTHS                         SIX MONTHS
                                     ENDED         YEAR ENDED           ENDED           YEAR ENDED
                                   JUNE 30,       DECEMBER 31,        JUNE 30,         DECEMBER 31,
                                     1997             1996              1997               1996
                                 -------------    -------------    ---------------    ---------------
INVESTMENT INCOME
  Dividend Income.............   $        233     $        400     $        5,105     $        5,010
  Mortality and Expense
    Risks.....................             11               13                260                452
  Taxes.......................              5                5                111                193
                                 -------------    -------------    ---------------    ---------------
  Net Investment Income.......            217              382              4,734              4,365
                                 -------------    -------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............              6               21                663              1,462
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period.........            193               83              6,820              5,413
                                 -------------    -------------    ---------------    ---------------
  Net Gain (Loss) on
    Investments...............            199              104              7,483              6,875
                                 -------------    -------------    ---------------    ---------------
  Increase in Equity Derived
    from
    Investment Activity.......            416              486             12,217             11,240
                                 -------------    -------------    ---------------    ---------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................            745            1,101              7,439             15,417
  Policy Loans, Surrenders,
    and Death
    Benefits..................           (166)            (243)            (3,481)            (7,030)
  Mortality and Other (net)...           (145)            (193)            (1,504)            (3,034)
  Transfers from Other
    Divisions.................          1,561            1,043              2,131              2,467
  Transfers to Other
    Divisions.................           (187)            (449)            (2,287)            (5,909)
                                 -------------    -------------    ---------------    ---------------
Increase in Equity Derived
  from Equity
  Transactions................          1,808            1,259              2,298              1,911
                                 -------------    -------------    ---------------    ---------------
Net Increase in Equity........          2,224            1,745             14,515             13,151
EQUITY
  Beginning of Period.........          3,892            2,147            100,826             87,675
                                 -------------    -------------    ---------------    ---------------
  End of Period...............   $      6,116     $      3,892     $      115,341     $      100,826
                                 -------------    -------------    ---------------    ---------------
                                 -------------    -------------    ---------------    ---------------


                                                                    GROWTH & INCOME STOCK
                                  INDEX 500 STOCK DIVISION                DIVISION
                                -----------------------------   -----------------------------

                                 SIX MONTHS                      SIX MONTHS
                                    ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                    1997            1996            1997            1996
                                -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $  2,579        $  1,153        $    548        $  1,458
  Mortality and Expense
    Risks.....................         165             221              48              58
  Taxes.......................          71              93              20              24
                                -------------   -------------   -------------   -------------
  Net Investment Income.......       2,343             839             480           1,376
                                -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         116             359              76             117
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period.........      10,587           8,074           2,785             728
                                -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      10,703           8,433           2,861             845
                                -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from
    Investment Activity.......      13,046           9,272           3,341           2,221
                                -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................       8,793          12,626           3,349           4,523
  Policy Loans, Surrenders,
    and Death
    Benefits..................      (2,220)         (3,465)           (775)           (692)
  Mortality and Other (net)...      (1,599)         (2,351)           (649)           (867)
  Transfers from Other
    Divisions.................       9,428           8,372           3,935           3,950
  Transfers to Other
    Divisions.................      (1,210)         (2,211)           (503)           (974)
                                -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity
  Transactions................      13,192          12,971           5,357           5,940
                                -------------   -------------   -------------   -------------
Net Increase in Equity........      26,238          22,243           8,698           8,161
EQUITY
  Beginning of Period.........      58,729          36,486          16,628           8,467
                                -------------   -------------   -------------   -------------
  End of Period...............    $ 84,967        $ 58,729        $ 25,326        $ 16,628
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                                                      AGGRESSIVE GROWTH
                                    GROWTH STOCK DIVISION       INTERNATIONAL EQUITY DIVISION          STOCK DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                    ENDED        YEAR ENDED         ENDED        YEAR ENDED         ENDED        YEAR ENDED
                                  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                    1997            1996            1997            1996            1997            1996
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $    200        $    564        $  1,286        $    924        $  3,345        $    892
  Mortality and Expense
    Risks.....................          42              46              81             100             108             139
  Taxes.......................          18              19              35              42              46              57
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Investment Income.......         140             499           1,170             782           3,191             696
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Realized Gain on
    Investments...............          90              88             128              49              38             301
  Unrealized Appreciation of
    Investments During the
    Period....................       2,596           1,191           3,599           3,197             445           2,690
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain on Investments.....       2,686           1,279           3,727           3,246             483           2,991
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................       2,826           1,778           4,897           4,028           3,674           3,687
                                -------------   -------------   -------------   -------------   -------------   -------------
  Policyowners' Net
    Payments..................       3,049           3,397           5,406           8,006           9,027          11,065
  Policy Loans, Surrenders,
    and Death Benefits........        (581)           (436)         (1,287)         (1,566)         (1,419)         (2,117)
  Mortality and Other (net)...        (560)           (665)         (1,066)         (1,529)         (1,577)         (1,943)
  Transfers from Other
    Divisions.................       3,978           4,758           7,077           6,728          10,188          14,807
  Transfers to Other
    Divisions.................        (604)           (447)           (846)           (827)         (1,781)         (1,660)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....    $  5,282        $  6,607        $  9,284        $ 10,812        $ 14,438        $ 20,152
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........       8,108           8,385          14,181          14,840          18,112          23,839
EQUITY
  Beginning of Period.........      14,446           6,061          29,333          14,493          41,724          17,885
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Period...............    $ 22,554        $ 14,446        $ 43,514        $ 29,333        $ 59,836        $ 41,724
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
JUNE 30, 1997

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Fund is a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the period ended June 30, 1997 by each Division are shown below:

                                     PURCHASES          SALES
                                  ---------------  ---------------
Money Market Division...........  $    15,819,473  $    13,065,781
Select Bond Division............        1,789,898          328,545
High Yield Bond Division........        2,084,682           59,590
Balanced Division...............        8,979,909        1,947,512
Index 500 Stock Division........       15,821,017          286,814
Growth & Income Stock
Division........................        6,112,111          275,180
Growth Stock Division...........        5,672,275          249,340
International Equity Division...       11,000,508          547,081
Aggressive Growth Division......       17,740,864          111,742

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. Generally, for policies issued before October 11, 1995, and policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before accounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for policies issued before October 11, 1995, Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for policies issued on or after October 11, 1995, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual Life reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
JUNE 30, 1997

NOTE 8 -- Equity Values by Division are shown below:

                                                                                          POLICIES ISSUED BEFORE
                                                                                             OCTOBER 11, 1995
                                                                                                EQUITY OF:
                                                                                         ------------------------    TOTAL
                                                                                         POLICYOWNERS      NML       EQUITY
                                                                                         -------------  ---------  ----------
Money Market Division..................................................................   $    4,888    $    235   $   5,123
Select Bond Division...................................................................        5,365         487       5,852
High Yield Bond Division...............................................................        3,453         381       3,834
Balanced Division......................................................................      105,031       5,607     110,638
Index 500 Stock Division...............................................................       59,501       5,098      64,599
Growth and Income Stock Division.......................................................       15,243       1,698      16,941
Growth Stock Division..................................................................       12,134       1,346      13,480
International Equity Division..........................................................       26,398       3,189      29,587
Aggressive Growth Stock Division.......................................................       30,307       3,884      34,191
                                                                                         -------------  ---------  ----------
                                                                                          $  262,320    $ 21,925   $ 284,245
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

                                                                                           POLICIES ISSUED ON OR
                                                                                           AFTER OCTOBER 11, 1995
                                                                                                 EQUITY OF:
                                                                                          ------------------------    TOTAL
                                                                                          POLICYOWNERS      NML      EQUITY
                                                                                          -------------  ---------  ---------
Money Market Division...................................................................    $   4,061    $  8,321   $ 12,382
Select Bond Division....................................................................        1,194         479      1,673
High Yield Bond Division................................................................        1,398         884      2,282
Balanced Division.......................................................................        2,890       1,812      4,702
Index 500 Stock Division................................................................       12,687       7,679     20,366
Growth and Income Stock Division........................................................        5,115       3,270      8,385
Growth Stock Division...................................................................        5,490       3,585      9,075
International Equity Division...........................................................        8,519       5,409     13,928
Aggressive Growth Stock Division........................................................       15,787       9,854     25,641
                                                                                          -------------  ---------  ---------
                                                                                            $  57,141    $ 41,293   $ 98,434
                                                                                          -------------  ---------  ---------
                                                                                          -------------  ---------  ---------

                                       --

MONEY MARKET PORTFOLIO
MONEY MARKET PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Money Market Investments (cost
   $185,588)............................  $185,588
  Cash..................................         3
  Due from Sale of Fund Shares..........     1,086
  Interest Receivable...................       299
                                          ---------
    Total Assets........................   186,976
                                          ---------
LIABILITIES
  Due on Purchase of Fund Shares........       233
  Due to Investment Advisor.............        47
                                          ---------
    Total Liabilities...................       280
                                          ---------
NET ASSETS..............................  $186,696
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   186,712 shares outstanding)..........  $186,696
                                          ---------
  Net Assets for 186,712 Shares
   Outstanding..........................  $186,696
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.00
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Interest............................  $  4,998
                                          ---------
  Expenses
    Management Fees.....................       270
                                          ---------
  Net Investment Income.................     4,728
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $  4,728
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE
                                             SIX       FOR THE
                                           MONTHS       YEAR
                                            ENDED       ENDED
                                          JUNE 30,    DECEMBER
                                            1997      31, 1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  4,728    $  7,576
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........     4,728       7,576
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............    (4,728)     (7,576)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (4,728)     (7,576)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 69,479 and
     122,068 Shares.....................    69,479     122,068
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (4,728 and 7,576 shares,
     respectively)......................     4,728       7,576
    Payments for 63,809 and 85,918
     Shares Redeemed....................   (63,809)    (85,918)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (10,398 and 43,726
      shares, respectively).............    10,398      43,726
                                          ---------   ---------
  Total Increase in Net Assets..........    10,398      43,726

NET ASSETS
  Beginning of Period...................   176,298     132,572
                                          ---------   ---------
  End of Period (includes no
   undistributed net investment
   income)..............................  $186,696    $176,298
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                            FOR THE
                              SIX
                            MONTHS
                             ENDED                           FOR THE YEARS
                           JUNE 30,                       ENDED DECEMBER 31,
                             1997      ---------------------------------------------------------
                           (UNAUDITED)   1996        1995        1994        1993        1992
                           ---------   ---------   ---------   ---------   ---------   ---------
SELECTED PER SHARE DATA
  Net Asset Value,
   Beginning of Period...  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
    Net Investment
     Income..............      0.03        0.05        0.06        0.05        0.03        0.03
    Less Distributions
     from Net Investment
     Income..............     (0.03)      (0.05)      (0.06)      (0.05)      (0.03)      (0.03)
                           ---------   ---------   ---------   ---------   ---------   ---------
  Net Asset Value, End of
   Period................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                           ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------
  Total Return+..........      2.64%++     5.29%       5.82%       4.03%       2.88%       3.49%
                           ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (in thousands)..........  $186,696    $176,298    $132,572    $104,217    $ 12,657    $ 14,091
                           ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------
Ratio of Expenses to
 Average Net Assets......      0.30%*      0.30%       0.30%       0.30%       0.30%       0.30%
                           ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------
Ratio of Net Investment
 Income to Average Net
 Assets..................      5.20%*      5.13%       5.61%       4.64%       2.87%       3.40%
                           ---------   ---------   ---------   ---------   ---------   ---------
                           ---------   ---------   ---------   ---------   ---------   ---------

 *Computed on an annualized basis.

 +Total Return includes deductions for management expenses; excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

SELECT BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Bonds (cost $207,885).................  $210,409
  Money Market Investments (cost
   $4,861)..............................     4,871
                                          ---------
                                           215,280
  Cash..................................    12,095
  Due from Sale of Securities...........     3,823
  Interest Receivable...................     2,797
  Due from Sale of Fund Shares..........        34
  Due on Futures Variation Margin.......        25
                                          ---------
    Total Assets........................   234,054
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........    14,112
  Due on Purchase of Fund Shares........        84
  Due to Investment Advisor.............        56
                                          ---------
    Total Liabilities...................    14,252
                                          ---------
NET ASSETS..............................  $219,802
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital
   (400,000 shares authorized, $.01 par
   value; 184,710 shares outstanding)...  $211,006
  Undistributed Net Investment Income...     7,394
  Undistributed Accumulated Net Realized
   Loss on Investments..................    (1,151)
  Net Unrealized Appreciation of:
    Investments Securities..............     2,534
    Futures Contracts...................        19
                                          ---------
  Net Assets for 184,710 Shares
   Outstanding..........................  $219,802
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.19
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Interest............................  $ 7,713
                                          --------
  Expenses
    Management Fees.....................      319
                                          --------
  Net Investment Income.................    7,394
                                          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net Realized Gain (Loss) on
   Investments:
    Investment Securities...............     (651)
    Futures Contracts...................      269
                                          --------
      Net Realized Loss on Investments
       for the Period...................     (382)
  Net Change in Unrealized Appreciation
   of:
    Investment Securities...............      750
    Futures Contracts...................       19
                                          --------
      Net Change in Unrealized
       Appreciation for the Period......      769
                                          --------
  Net Gain on Investments...............      387
                                          --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $ 7,781
                                          --------
                                          --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE     FOR THE
                                             SIX        YEAR
                                           MONTHS       ENDED
                                            ENDED     DECEMBER
                                          JUNE 30,       31,
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  7,394    $ 13,288
    Net Realized Gain (Loss) on
     Investments........................      (382)        569
    Net Change in Unrealized
     Appreciation (Depreciation) of
     Investments for the Period.........       769      (6,987)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........     7,781       6,870
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............   (13,300)     (7,025)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (13,300)     (7,025)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 8,571 and
     23,808 Shares......................    10,380      28,507
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (11,393 and 6,130 shares,
     respectively)......................    13,300       7,025
    Payments for 10,420 and 16,109
     Shares Redeemed....................   (12,692)    (19,186)
                                          ---------   ---------
    Net Increase in Net Assets Resulting
     from Fund Share Transactions (9,544
     and 13,829 shares, respectively)...
     .                                      10,988      16,346
                                          ---------   ---------
  Total Increase in Net Assets..........     5,469      16,191
NET ASSETS
  Beginning of Period...................   214,333     198,142
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $7,394 and
   $13,300 respectively)................  $219,802    $214,333
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE
                                             SIX
                                           MONTHS
                                            ENDED
                                          JUNE 30,               FOR THE YEARS ENDED DECEMBER 31,
                                            1997      -------------------------------------------------------
                                          (UNAUDITED)   1996        1995        1994        1993       1992
                                          ---------   ---------   ---------   ---------   --------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.22    $   1.23    $   1.06    $   1.15    $  1.14    $  1.18
    Income from Investment Operations:
      Net Investment Income.............      0.04        0.07        0.07        0.06       0.08       0.09
      Net Realized and Unrealized Gain
       (Loss) on Investments............      0.01       (0.04)       0.13       (0.08)      0.05      --
                                          ---------   ---------   ---------   ---------   --------   --------
        Total from Investment
         Operations.....................      0.05        0.03        0.20       (0.03)      0.13       0.09
                                          ---------   ---------   ---------   ---------   --------   --------
    Less Distributions:
      Dividends from Net Investment
       Income...........................     (0.08)      (0.04)      (0.03)      (0.06)     (0.08)     (0.09)
      Distributions from Realized Gains
       on Investments...................     --          --          --          --         (0.04)     (0.04)
                                          ---------   ---------   ---------   ---------   --------   --------
        Total Distributions.............     (0.08)      (0.04)      (0.03)      (0.06)     (0.12)     (0.12)
                                          ---------   ---------   ---------   ---------   --------   --------
  Net Asset Value, End of Period........  $   1.19    $   1.22    $   1.23    $   1.06    $  1.15    $  1.14
                                          ---------   ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   ---------   --------   --------
  Total Return+.........................   3.63%++       3.31%      19.10%      (2.28%)    10.81%      7.74%
                                          ---------   ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   ---------   --------   --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $219,802    $214,333    $198,142    $158,508    $17,485    $15,851
                                          ---------   ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   ---------   --------   --------
Ratio of Expenses to Average Net
 Assets.................................    0.30%*       0.30%       0.30%       0.30%      0.30%      0.30%
                                          ---------   ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   ---------   --------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................    6.91%*       6.48%       6.61%       7.02%      6.40%      7.52%
                                          ---------   ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   ---------   --------   --------
Portfolio Turnover Rate.................    95.61%     195.98%      69.06%     108.00%     67.69%     63.29%
                                          ---------   ---------   ---------   ---------   --------   --------
                                          ---------   ---------   ---------   ---------   --------   --------

 *Computed on an annualized basis.

 +Total Return includes deductions for management expenses; excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

HIGH YIELD BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Bonds (cost $90,952)..................  $ 92,739
  Preferred Stock (cost $22,149)........    24,154
  Money Market Investments (cost
   $8,689)..............................     8,689
  Common Stock (cost $1,139)............     1,290
                                          ---------
                                           126,872
  Due from Sale of Securities...........     5,283
  Dividends and Interest Receivable.....     1,610
  Due from Sale of Fund Shares..........       221
                                          ---------
    Total Assets........................   133,986
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........     2,491
  Due to Investment Advisor.............        56
  Accrued Expenses......................        28
                                          ---------
    Total Liabilities...................     2,575
                                          ---------
NET ASSETS..............................  $131,411
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   114,379 shares outstanding)..........  $122,468
  Undistributed Net Investment Income...       435
  Undistributed Accumulated Net Realized
   Gain on Investments..................     4,565
  Net Unrealized Appreciation of
   Investments..........................     3,943
                                          ---------
  Net Assets for 114,379 Shares
   Outstanding..........................  $131,411
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.15
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Interest............................  $  4,828
    Dividends...........................       323
                                          ---------
      Total Income......................     5,151
                                          ---------
  Expenses
    Management Fees.....................       296
    Custodian Expenses..................        32
    Other Expenses......................        20
                                          ---------
      Total Expenses....................       348
                                          ---------
        Less Custodian Fees:
        Paid Indirectly.................       (32)
                                          ---------
      Total Net Expenses................       316
                                          ---------
  Net Investment Income.................     4,835
                                          ---------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
  Net Realized Gain on Investments......     4,137
  Net Change in Unrealized Appreciation
   of Investments for the Period........       914
                                          ---------
  Net Gain on Investments...............     5,051
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $  9,886
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Stataments
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE     FOR THE
                                             SIX        YEAR
                                           MONTHS       ENDED
                                            ENDED     DECEMBER
                                          JUNE 30,       31,
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  4,835    $  6,867
    Net Realized Gain on Investments....     4,137       3,638
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................       914       2,795
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........     9,886      13,300
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............    (4,103)     (7,126)
    Net Realized Gain on Investments....      (992)     (2,541)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (5,095)     (9,667)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 25,335 and
     23,742 Shares......................    28,598      26,454
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (4,456 and 8,840 shares,
     respectively)......................     5,095       9,667
    Payments for 833 and1,697 Shares
     Redeemed...........................      (951)     (1,850)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (28,958 and 30,885
      shares, respectively).............    32,742      34,271
                                          ---------   ---------
  Total Increase in Net Assets..........    37,533      37,904
NET ASSETS
  Beginning of Period...................    93,878      55,974
                                          ---------   ---------
  End of Period (includes
   un/(over)distributed net investment
   income of $435 and ($297),
   respectively)........................  $131,411    $ 93,878
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE                                FOR THE
                                             SIX                                  PERIOD
                                           MONTHS                                 MAY 3,
                                            ENDED         FOR THE YEAR             1994*
                                          JUNE 30,     ENDED DECEMBER 31,         THROUGH
                                            1997      ---------------------    DECEMBER 31,
                                          (UNAUDITED)   1996        1995           1994
                                          ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.10    $   1.03    $   0.97       $   1.00
    Income from Investment Operations:
      Net Investment Income.............      0.04        0.09        0.10           0.06
      Net Realized and Unrealized Gains
       (Loss) on Investments............      0.06        0.10        0.07          (0.03)
                                          ---------   ---------   ---------   ---------------
        Total from Investment
         Operations.....................      0.10        0.19        0.17           0.03
                                          ---------   ---------   ---------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.04)      (0.09)      (0.10)         (0.06)
      Distributions from Realized Gains
       on Investments...................     (0.01)      (0.03)      (0.01)            --
                                          ---------   ---------   ---------   ---------------
        Total Distributions.............     (0.05)      (0.12)      (0.11)         (0.06)
                                          ---------   ---------   ---------   ---------------
Net Asset Value, End of Period..........  $   1.15    $   1.10    $   1.03       $   0.97
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Total Return+...........................      8.85%++    19.77%      16.78%          3.02%++
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $131,411    $ 93,878    $ 55,974       $ 35,537
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................      0.62%**     0.60%       0.65%          0.73%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................      9.41%**     9.54%       9.90%          9.40%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
Portfolio Turnover Rate.................     89.07%     143.91%     116.57%        119.48%
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------

 *Commencement of Operations.

 **Computed on an annualized basis.

 +Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

BALANCED PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Common Stock (cost $724,418)..........  $1,393,415
  Bonds (cost $708,682).................     717,435
  Money Market Investments (cost
   $406,119)............................     406,189
                                          -----------
                                           2,517,039
  Cash..................................      88,731
  Dividends and Interest Receivable.....      12,470
  Due from Sale of Fund Shares..........         166
                                          -----------
    Total Assets........................   2,618,406
                                          -----------
LIABILITIES
  Due on Purchase of Securities.........      19,545
  Due on Redemption of Fund Shares......       3,909
  Due to Investment Advisor.............         657
  Due on Futures Variation Margin.......         581
                                          -----------
    Total Liabilities...................      24,692
                                          -----------
NET ASSETS..............................  $2,593,714
                                          -----------
                                          -----------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000
   shares authorized, $.01 par value;
   1,408,618 shares outstanding)........  $1,809,226
  Undistributed Net Investment Income...      45,054
  Undistributed Accumulated Net Realized
   Gain on Investments..................      62,675
  Net Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............     677,820
    Index Futures Contracts.............      (1,061)
                                          -----------
  Net Assets for 1,408,618 Shares
   Outstanding..........................  $2,593,714
                                          -----------
                                          -----------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $     1.84
                                          -----------
                                          -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Interest............................  $36,444
    Dividends (less foreign dividend tax
     of $80)............................   12,238
                                          --------
      Total Income......................   48,682
                                          --------
  Expenses
    Management Fees.....................    3,629
                                          --------
  Net Investment Income.................   45,053
                                          --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities...............   45,829
    Index Futures Contracts.............   14,639
                                          --------
      Net Realized Gain on Investments
       for the Period...................   60,468
                                          --------
  Net Change In Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............  182,460
    Index Futures Contracts.............   (1,062)
                                          --------
      Net Change in Unrealized
       Appreciation of Investments for
       the Period.......................  181,398
                                          --------
  Net Gain on Investments...............  241,866
                                          --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $286,919
                                          --------
                                          --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE
                                             SIX      FOR THE
                                           MONTHS       YEAR
                                            ENDED      ENDED
                                          JUNE 30,    DECEMBER
                                            1997      31, 1996
                                          ---------   --------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $ 45,053    $86,649
    Net Realized Gain on Investments....    60,468     27,969
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................   181,398    164,495
                                          ---------   --------
      Net Increase in Net Assets
      Resulting from Operations.........   286,919    279,113
                                          ---------   --------
  Distributions to Shareholders from:
    Net Investment Income...............   (86,698)   (83,501)
    Net Realized Gain on Investments....   (29,228)   (35,154)
                                          ---------   --------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................  (115,926)   (118,655)
                                          ---------   --------
  Fund Share Transactions
    Proceeds from Sale of 20,320 and
     51,923 Shares......................    36,197     84,008
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (65,383 and 77,149 shares,
     respectively)......................   115,926    118,655
    Payments for 31,037 and 73,638
     Shares Redeemed....................   (55,636)   (120,176)
                                          ---------   --------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (54,666 and 55,434
      shares, respectively).............    96,487     82,487
                                          ---------   --------
  Total Increase in Net Assets..........   267,480    242,945
NET ASSETS
  Beginning of Period...................  2,326,234   2,083,289
                                          ---------   --------
  End of Period (includes undistributed
   net investment income of $45,054 and
   $86,699 respectively)................  $2,593,714  $2,326,234
                                          ---------   --------
                                          ---------   --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            FOR THE
                                           SIX MONTHS                      FOR THE YEARS ENDED
                                           ENDED JUNE                         DECEMBER 31,
                                            30, 1997     -------------------------------------------------------
                                          (UNAUDITED)      1996        1995        1994        1993       1992
                                          ------------   ---------   ---------   ---------   --------   --------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................   $     1.72    $   1.60    $   1.31    $   1.33    $  1.39    $  1.40
    Income from Investment Operations:
      Net Investment Income.............         0.03        0.06        0.07        0.04       0.06       0.06
      Net Realized and Unrealized Gain
       (Loss) on Investments............         0.17        0.15        0.27       (0.05)      0.09       0.01
                                          ------------   ---------   ---------   ---------   --------   --------
        Total from Investment
         Operations.....................         0.20        0.21        0.34       (0.01)      0.15       0.07
                                          ------------   ---------   ---------   ---------   --------   --------
    Less Distributions:
      Distributions from Net Investment
       Income...........................        (0.06)      (0.06)      (0.04)      (0.00)     (0.07)     (0.06)
      Distributions from Realized Gains
       on Investments...................        (0.02)      (0.03)      (0.01)      (0.01)     (0.14)     (0.02)
                                          ------------   ---------   ---------   ---------   --------   --------
        Total Distributions.............        (0.08)      (0.09)      (0.05)      (0.01)     (0.21)     (0.08)
                                          ------------   ---------   ---------   ---------   --------   --------
  Net Asset Value, End of Period........   $     1.84    $   1.72    $   1.60    $   1.31    $  1.33    $  1.39
                                          ------------   ---------   ---------   ---------   --------   --------
                                          ------------   ---------   ---------   ---------   --------   --------
  Total Return+.........................       12.36%++     13.45%      26.39%       0.16%      9.91%      5.61%
                                          ------------   ---------   ---------   ---------   --------   --------
                                          ------------   ---------   ---------   ---------   --------   --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................   $2,593,714    $2,326,234  $2,083,289  $1,727,127  $68,910    $66,006
                                          ------------   ---------   ---------   ---------   --------   --------
                                          ------------   ---------   ---------   ---------   --------   --------
Ratio of Expenses to Average Net
 Assets.................................        0.30%*       0.30%       0.30%       0.30%      0.30%      0.30%
                                          ------------   ---------   ---------   ---------   --------   --------
                                          ------------   ---------   ---------   ---------   --------   --------
Ratio of Net Investment Income to
 Average Net Assets.....................        3.52%*       3.95%       4.40%       4.78%      4.24%      4.45%
                                          ------------   ---------   ---------   ---------   --------   --------
                                          ------------   ---------   ---------   ---------   --------   --------
Portfolio Turnover Rate.................       18.84%       67.66%      37.28%      42.35%     70.91%     43.28%
                                          ------------   ---------   ---------   ---------   --------   --------
                                          ------------   ---------   ---------   ---------   --------   --------
Average Commission Rate #...............   $   0.0532    $ 0.0320
                                          ------------   ---------
                                          ------------   ---------

 * Computed on an annualized basis.

 + Total Return includes deductions for management expenses; excludes deductions for sales loads and account fees.

++ Reflects total return for the period; not annualized.

 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INDEX 500 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Common Stocks (cost $565,215).........  $921,855
  Money Market Investments (cost
   $57,237).............................    57,237
                                          ---------
                                           979,092
  Dividends and Interest Receivable.....       924
  Due from Sale of Fund Shares..........       281
                                          ---------
    Total Assets........................   980,297
                                          ---------
LIABILITIES
  Futures Variation Margin..............       416
  Due to Sale of Fund Shares............       242
  Due to Investment Advisor.............       163
  Accrued Expenses......................        57
                                          ---------
    Total Liabilities...................       878
                                          ---------
NET ASSETS..............................  $979,419
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (600,000
   shares authorized, $.01 par value;
   409,395 shares outstanding)..........  $599,021
  Undistributed Net Investment Income...     8,186
  Undistributed Accumulated Net Realized
   Gain on Investments..................    11,757
  Net Unrealized Appreciation of:
    Investment Securities...............   356,640
    Index Futures Contracts.............     3,815
                                          ---------
  Net Assets for 409,395 Shares
   Outstanding..........................  $979,419
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   2.39
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $50)............................  $  7,252
    Interest............................     1,820
                                          ---------
      Total Income......................     9,072
                                          ---------
  Expenses
    Management Fees.....................       842
    Custodian Fees......................        21
    Other Expenses......................        44
                                          ---------
      Total Expenses....................       907
                                          ---------
        Less Custodian Fees:
           Paid by Affiliate............       (20)
           Paid Indirectly..............        (1)
                                          ---------
      Total Net Expenses................       886
                                          ---------
  Net Investment Income.................     8,186
                                          ---------

REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities...............     3,717
    Index Futures Contracts.............     8,382
                                          ---------
      Net Realized Gain on Investments
       for the Period...................    12,099
                                          ---------
  Net Change in Unrealized Appreciation
   of:
    Investment Securities...............   136,930
    Index Futures Contracts.............     3,086
                                          ---------
      Net Change in Unrealized
       Appreciation of Investments for
       the Period.......................   140,016
                                          ---------
  Net Gain on Investments...............   152,115
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $160,301
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE     FOR THE
                                             SIX        YEAR
                                           MONTHS       ENDED
                                            ENDED     DECEMBER
                                          JUNE 30,       31,
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  8,186    $ 13,866
    Net Realized Gain on Investments....    12,099      17,014
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................   140,016      96,274
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........   160,301     127,154
                                          ---------   ---------
  Disributions to Shareholders from:
    Net Investment Income...............   (13,866)     (6,192)
    Net Realized Gain on Investments....   (16,994)     (9,632)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (30,860)    (15,824)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 41,216 and
     72,277 Shares......................    91,384     134,034
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (13,658 and 9,021 shares,
     respectively)......................    30,860      15,824
    Payments for 5,538 and 8,757 Shares
     Redeemed...........................   (12,332)    (16,255)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (49,336 and 72,541
      shares, respectively).............   109,912     133,603
                                          ---------   ---------
  Total Increase in Net Assets..........   239,353     244,933

NET ASSETS
  Beginning of Period...................   740,066     495,133
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $8,186 and
   $13,866 respectively)................  $979,419    $740,066
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE
                                             SIX
                                           MONTHS
                                            ENDED                                 FOR THE YEARS
                                          JUNE 30,                             ENDED DECEMBER 31,
                                            1997      ---------------------------------------------------------------------
                                          (UNAUDITED)   1996           1995           1994        1993           1992
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   2.06    $   1.72       $   1.27       $   1.29    $   1.33       $   1.31
    Income from Investment Operations:
      Net Investment Income.............      0.02        0.04           0.04           0.03        0.04           0.03
      Net Realized and Unrealized Gain
       (Loss) on Investments............      0.39        0.35           0.42          (0.01)       0.09           0.03
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
        Total from Investment
         Operations.....................      0.41        0.39           0.46           0.02        0.13           0.06
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.04)      (0.02)         (0.01)         (0.03)      (0.03)         (0.03)
      Distributions from Realized Gains
       on Investments...................     (0.04)      (0.03)            --          (0.01)      (0.14)         (0.01)
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
        Total Distributions.............     (0.08)      (0.05)         (0.01)         (0.04)      (0.17)         (0.04)
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
  Net Asset Value, End of Period........  $   2.39    $   2.06       $   1.72       $   1.27    $   1.29       $   1.33
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
  Total Return+.........................     20.50%++    22.75%         37.25%          1.21%       9.90%          4.54%
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
                                          ---------   ---------   ---------------   ---------   ---------   ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $979,419    $740,066       $495,133       $316,123    $ 25,479       $ 17,288
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................      0.22%*      0.21%          0.21%          0.24%       0.30%          0.30%
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................      2.05%*      2.27%          2.51%          3.10%       2.55%          2.61%
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
Portfolio Turnover Rate.................      0.90%       3.45%          3.19%          5.59%      62.69%         39.93%
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
                                          ---------   ---------   ---------------   ---------   ---------   ---------------
Average Commission Rate #...............  $ 0.0286    $ 0.0306
                                          ---------   ---------
                                          ---------   ---------

 *Computed on an annualized basis.

 +Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH AND INCOME STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Common Stocks (cost $280,494).........  $322,342
  Money Market Investments (cost
   $3,391)..............................     3,391
                                          ---------
                                           325,733
  Cash..................................       256
  Due from Sale of Securities...........     4,979
  Due from Sale of Fund Shares..........       643
  Dividends and Interest Receivable.....       327
                                          ---------
    Total Assets........................   331,938
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........     5,875
  Due to Investment Advisor.............       158
  Accrued Expenses......................        25
                                          ---------
    Total Liabilities...................     6,058
                                          ---------
NET ASSETS..............................  $325,880
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   214,512 shares outstanding)..........  $256,391
  Undistributed Net Investment Income...       169
  Undistributed Accumulated Net Realized
   Gain on Investments..................    27,472
  Net Unrealized Appreciation of
   Investments..........................    41,848
                                          ---------
  Net Assets for 214,512 Shares
   Outstanding..........................  $325,880
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.52
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $24)............................  $ 2,078
    Interest............................      167
                                          --------
      Total Income......................    2,245
                                          --------
  Expenses
    Management Fees.....................      803
    Custodian Fees......................       14
    Other Expenses......................        9
                                          --------
      Total Expenses....................      826
                                          --------
      Less Custodian Fees:
        Paid by Affiliate...............      (11)
        Paid Indirectly.................       (3)
                                          --------
      Total Net Expenses................      812
                                          --------
  Net Investment Income.................    1,433
                                          --------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
  Net Realized Gain on Investments......   27,472
  Net Change in Unrealized Appreciation
   of Investments for the Period........   17,523
                                          --------
  Net Gain on Investments...............   44,995
                                          --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $46,428
                                          --------
                                          --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE
                                             SIX      FOR THE
                                           MONTHS       YEAR
                                            ENDED      ENDED
                                          JUNE 30,    DECEMBER
                                            1997      31, 1996
                                          ---------   --------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  1,433    $ 2,654
    Net Realized Gain on Investments....    27,472     21,066
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................    17,523     11,131
                                          ---------   --------
      Net Increase in Net Assets
      Resulting from Operations.........    46,428     34,851
                                          ---------   --------
  Distributions to Shareholders from:
    Net Investment Income...............    (1,289)    (2,646)
    Net Realized Gain on Investments....    (6,063)   (18,392)
                                          ---------   --------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (7,352)   (21,038)
                                          ---------   --------
  Fund Share Transactions
    Proceeds from Sale of 34,160 and
     51,364 Shares......................    48,611     65,912
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (5,016 and 15,944 shares,
     respectively)......................     7,352     21,038
    Payments for 2,392 and 2,670 Shares
     Redeemed...........................    (3,343)    (3,502)
                                          ---------   --------
    Net Increase in Net Assets Resulting
     from Fund Share Transactions
     (36,784 and 64,638 shares,
     respectively)......................    52,620     83,448
                                          ---------   --------
  Total Increase in Net Assets..........    91,696     97,261
NET ASSETS
  Beginning of Period...................   234,184    136,923
                                          ---------   --------
  End of Period (includes undistributed
   net investment income of $169 and
   $25, respectively)...................  $325,880    $234,184
                                          ---------   --------
                                          ---------   --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE
                                             SIX
                                           MONTHS                                 FOR THE PERIOD
                                            ENDED        FOR THE YEAR ENDED        MAY 3, 1994*
                                          JUNE 30,          DECEMBER 31,             THROUGH
                                            1997      -------------------------    DECEMBER 31,
                                          (UNAUDITED)   1996          1995             1994
                                          ---------   --------   --------------   --------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.32    $  1.21       $  0.98          $  1.00
    Income from Investment Operations:
      Net Investment Income.............      0.01       0.02          0.02             0.01
      Net Realized and Unrealized Gains
       on Investments...................      0.23       0.23          0.29            (0.01)
                                          ---------   --------   --------------   --------------
        Total from Investment
         Operations.....................      0.24       0.25          0.31            (0.00)
                                          ---------   --------   --------------   --------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.01)     (0.02)        (0.02)           (0.01)
      Distributions from Realized Gains
       on Investments...................     (0.03)     (0.12)        (0.06)           (0.01)
                                          ---------   --------   --------------   --------------
        Total Distributions.............     (0.04)     (0.14)        (0.08)           (0.02)
                                          ---------   --------   --------------   --------------
  Net Asset Value, End of Period........  $   1.52    $  1.32       $  1.21          $  0.98
                                          ---------   --------   --------------   --------------
                                          ---------   --------   --------------   --------------
  Total Return+.........................     18.11%++   19.97%        31.12%            0.34%++
                                          ---------   --------   --------------   --------------
                                          ---------   --------   --------------   --------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $325,880    $234,184      $136,923         $64,700
                                          ---------   --------   --------------   --------------
                                          ---------   --------   --------------   --------------
Ratio of Expenses to Average Net
 Assets.................................      0.63%**    0.62%         0.69%            0.78%**
                                          ---------   --------   --------------   --------------
                                          ---------   --------   --------------   --------------
Ratio of Net Investment Income to
 Average Net Assets.....................      1.12%**    1.44%         1.68%            1.93%**
                                          ---------   --------   --------------   --------------
                                          ---------   --------   --------------   --------------
Portfolio Turnover Rate.................     51.19%     93.92%        80.00%           54.18%
                                          ---------   --------   --------------   --------------
                                          ---------   --------   --------------   --------------
Average Commission Rate #...............  $ 0.0495    $0.0515
                                          ---------   --------
                                          ---------   --------

  *Commencement of Operations.

 **Computed on an annualized basis.

 +Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

 #Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Common Stocks (cost $143,169).........  $199,166
  Money Market Investments (cost
   $17,737).............................    17,737
                                          ---------
                                           216,903
  Due from Sale of Securities...........       606
  Due from Sale of Fund Shares..........       372
  Dividends and Interest Receivable.....       182
                                          ---------
    Total Assets........................   218,063
                                          ---------
LIABILITIES
  Due to Purchase of Securities.........       832
  Due to Investment Advisor.............        89
  Futures Variation Margin..............        63
  Due to Purchase of Fund Shares........        31
  Accrued Expenses......................        22
                                          ---------
    Total Liabilities...................     1,037
                                          ---------
NET ASSETS..............................  $217,026
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (400,000
   shares authorized, $.01 par value;
   128,497 shares outstanding)..........  $156,767
  Undistributed Net Investment Income...       225
  Undistributed Accumulated Net Realized
   Gain on Investments..................     4,053
  Net Unrealized
   Appreciation(Depreciation) of:
    Investment Securities...............    55,997
  Index Futures Contracts...............       (16)
                                          ---------
  Net Assets for 128,497 Shares
   Outstanding..........................  $217,026
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.69
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $15)............................  $  1,219
    Interest............................       673
                                          ---------
      Total Income......................     1,892
                                          ---------
  Expenses
    Management Fees.....................       466
    Custodian Expenses..................         8
    Other Expenses......................        15
                                          ---------
      Total Expenses....................       489
                                          ---------
        Less Custodian Fees:
           Paid by Affiliate............        (6)
           Paid Indirectly..............        (2)
                                          ---------
      Total Net Expenses................       481
                                          ---------
  Net Investment Income.................     1,411
                                          ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities...............     1,929
    Index Futures Contracts.............     2,294
                                          ---------
      Net Realized Gain on Investments
       for the Period...................     4,223
                                          ---------
  Net Change in Unrealized
   Appreciation(Depreciation) of:
    Investments Securities..............    26,158
    Index Futures Contracts.............      (173)
                                          ---------
  Net Change in Unrealized Appreciation
   of Investments for the Period........    25,985
                                          ---------
  Net Gain on Investments...............    30,208
                                          ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS..............  $ 31,619
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE     FOR THE
                                             SIX        YEAR
                                           MONTHS       ENDED
                                            ENDED     DECEMBER
                                          JUNE 30,       31,
                                            1997        1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $  1,411    $  1,767
    Net Realized Gain on Investments....     4,223       5,039
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................    25,985      17,013
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    31,619      23,819
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............    (1,218)     (1,749)
    Net Realized Gain on Investments....      (799)     (5,031)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................    (2,017)     (6,780)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 23,084 and
     45,246 Shares......................    35,642      62,709
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (1,224 and 4,630 shares,
     respectively)......................     2,017       6,780
    Payments for 12,274 and 1,147 Shares
     Redeemed...........................   (20,717)     (1,603)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions
       (12,034 and 48,729 shares,
      respectively).....................    16,942      67,886
                                          ---------   ---------
  Total Increase in Net Assets..........    46,544      84,925

NET ASSETS
  Beginning of Period...................   170,482      85,557
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income of $225
   and $32, respectively)...............  $217,026    $170,482
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE                                FOR THE
                                             SIX                                  PERIOD
                                           MONTHS            FOR THE              MAY 3,
                                            ENDED          YEAR ENDED              1994*
                                          JUNE 30,        DECEMBER 31,            THROUGH
                                            1997      ---------------------   DECEMBER 31,
                                          (UNAUDITED)   1996        1995           1994
                                          ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   1.46    $   1.26    $   1.00       $   1.00
  Income from Investment Operations:
    Net Investment Income...............      0.01        0.02        0.02           0.01
    Net Realized and Unrealized Gains on
     Investments........................      0.24        0.25        0.28             --
                                          ---------   ---------   ---------   ---------------
      Total from Investment
       Operations.......................      0.25        0.27        0.30           0.01
                                          ---------   ---------   ---------   ---------------
  Less Distributions:
    Distributions from Net Investment
     Income.............................     (0.01)      (0.02)      (0.02)         (0.01)
    Distributions from Realized Gains on
     Investments........................     (0.01)      (0.05)      (0.02)            --
                                          ---------   ---------   ---------   ---------------
      Total Distributions...............     (0.02)      (0.07)      (0.04)         (0.01)
                                          ---------   ---------   ---------   ---------------
  Net Asset Value, End of Period........  $   1.69    $   1.46    $   1.26       $   1.00
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
  Total Return+.........................     16.46%++    20.91%      30.82%          1.55%++
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (in
   thousands)...........................  $217,026    $170,482    $ 85,557       $ 41,868
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
  Ratio of Expenses to Average Net
   Assets...............................      0.52%**     0.57%       0.61%          0.71%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
  Ratio of Net Investment Income to
   Average Net Assets...................      1.53%**     1.41%       1.77%          2.30%**
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
  Portfolio Turnover Rate...............     16.32%      37.61%      46.83%         16.51%
                                          ---------   ---------   ---------   ---------------
                                          ---------   ---------   ---------   ---------------
  Average Commission Rate#..............  $ 0.0532    $ 0.0629
                                          ---------   ---------
                                          ---------   ---------

 * Commencement of Operations.

** Computed on an annualized basis.

 + Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees.

++ Reflects total return for the period; not annualized.

 # Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INTERNATIONAL EQUITY PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Common Stocks (cost $417,953).........  $565,346
  Money Market Investments (cost
   $64,526).............................    64,526
  Bonds (cost $9,026)...................    10,856
                                          ---------
                                           640,728
  Cash..................................        52
  Dividends and Interest Receivable.....     4,536
  Due from Sale of Securities...........     1,900
  Due from Foreign Currency Contracts...     1,250
  Due from Purchase of Fund Shares......       535
                                          ---------
    Total Assets........................   649,001
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........     3,741
  Due on Foreign Currency Contracts.....     1,259
  Due to Investment Advisor.............       361
  Accrued Expenses......................       175
                                          ---------
    Total Liabilities...................     5,536
                                          ---------
NET ASSETS..............................  $643,465
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (700,000
   shares authorized, $.01 par value;
   373,898 shares outstanding)..........  $476,968
  Undistributed Net Investment Income...    10,575
  Undistributed Accumulated Net Realized
   Gain on Investments..................     6,705
  Net Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............   149,223
    Foreign Currency Transactions.......        (6)
                                          ---------
  Net Assets for 373,898 Shares
   Outstanding..........................  $643,465
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   1.72
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax
     of $1,242).........................  $ 10,935
    Interest............................     1,635
                                          ---------
      Total Income......................    12,570
                                          ---------
  Expenses
    Management Fees.....................     1,854
    Custodian Fees......................        80
    Other Expenses......................        56
                                          ---------
      Total Expenses....................     1,990
                                          ---------
  Net Investment Income.................    10,580
                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities...............     7,636
    Foreign Currency Transactions.......      (328)
                                          ---------
      Net Realized Gain For the
       Period...........................     7,308
                                          ---------
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............    60,653
    Foreign Currency Transactions.......        (9)
                                          ---------
      Net Change in Unrealized
       Appreciation for the Period......    60,644
                                          ---------
  Net Gain on Investments...............    67,952
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $ 78,532
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                              FOR THE
                                            SIX MONTHS          FOR THE
                                               ENDED          YEAR ENDED
                                             JUNE 30,        DECEMBER 31,
                                               1997              1996
                                          ---------------   ---------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............     $ 10,580          $ 12,614
    Net Realized Gain on Investments....        7,308             7,391
    Net Unrealized Appreciation of
     Investments for the Period.........       60,644            61,490
                                          ---------------   ---------------
      Net Increase in Net Assets
      Resulting from Operations.........       78,532            81,495
                                          ---------------   ---------------
  Distributions to Shareholders from:
    Net Investment Income...............      (12,704)           (8,311)
    Net Realized Gain on Investments....       (7,542)          (11,653)
                                          ---------------   ---------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................      (20,246)          (19,964)
                                          ---------------   ---------------
  Fund Share Transactions
    Proceeds from Sale of 39,677 and
     64,977 Shares......................       63,938            92,514
    Proceeds from Shares Issued on
     Reinvestment of Dividends Paid
     (12,596 and 14,362 shares,
     respectively)......................       20,246            19,964
    Payments for 2,621 and 7,589 Shares
     Redeemed...........................       (4,194)          (10,947)
                                          ---------------   ---------------
    Net Increase in Net Assets Resulting
     from Fund Share Transactions
     (49,652 and 71,750 shares,
     respectively)......................       79,990           101,531
                                          ---------------   ---------------
  Total Increase in Net Assets..........      138,276           163,062

NET ASSETS
  Beginning of Period...................      505,189           342,127
                                          ---------------   ---------------
  End of Period (includes undistributed
   net investment income of $10,575 and
   $12,699 respectively)................     $643,465          $505,189
                                          ---------------   ---------------
                                          ---------------   ---------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                    FOR THE
                                                                                                    PERIOD
                                              FOR THE                                               MAY 3,
                                            SIX MONTHS                FOR THE YEARS                  1994*
                                          ENDED JUNE 30,           ENDED DECEMBER 31,               THROUGH
                                               1997         ---------------------------------    DECEMBER 31,
                                            (UNAUDITED)          1996              1995              1994
                                          ---------------   ---------------   ---------------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................     $   1.56          $   1.35          $   1.19          $   1.22
    Income from Investment Operations:
      Net Investment Income.............         0.03              0.04              0.04              0.02
      Net Realized and Unrealized
       Gain/(Loss) on Investments.......         0.19              0.24              0.13             (0.02)
                                          ---------------   ---------------   ---------------   ---------------
        Total from Investment
         Operations.....................         0.22              0.28              0.17              0.00
                                          ---------------   ---------------   ---------------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................        (0.04)            (0.03)          --                  (0.02)
      Distributions from Realized Gains
       on Investments...................        (0.02)            (0.04)            (0.01)            (0.01)
                                          ---------------   ---------------   ---------------   ---------------
        Total Distributions.............        (0.06)            (0.07)            (0.01)            (0.03)
                                          ---------------   ---------------   ---------------   ---------------
  Net Asset Value, End of Period........     $   1.72          $   1.56          $   1.35          $   1.19
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
  Total Return+.........................        14.41%++          21.01%            14.57%             0.11%++
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................     $643,465          $505,189          $342,127          $292,533
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
Ratio of Expenses to Average Net
 Assets.................................         0.71%**           0.81%             0.85%             0.87%**
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................         3.76%**           3.02%             2.68%             2.28%**
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
Portfolio Turnover Rate.................         4.36%            17.07%            26.71%            10.97%
                                          ---------------   ---------------   ---------------   ---------------
                                          ---------------   ---------------   ---------------   ---------------
Average Commission Rate#................     $ 0.0007          $ 0.0151
                                          ---------------   ---------------
                                          ---------------   ---------------

 *Commencement of Operations.

**Computed on an annualized basis.

 +Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

 #Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

AGGRESSIVE GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS
  Common Stocks (cost $586,863).........  $878,994
  Money Market Investments (cost
   $86,633).............................    86,633
                                          ---------
                                           965,627
  Cash..................................     4,302
  Due from Sale of Securities...........       281
  Due from Sale of Fund Shares..........       261
  Dividends and Interest Receivable.....        90
                                          ---------
    Total Assets........................   970,561
                                          ---------
LIABILITIES
  Due on Purchase of Securities.........     7,800
  Due on Redemption of Fund Shares......     1,039
  Due to Investment Advisor.............       412
  Futures Variation Margin..............       150
  Accrued Expenses......................        47
                                          ---------
    Total Liabilities...................     9,448
                                          ---------
NET ASSETS..............................  $961,113
                                          ---------
                                          ---------
REPRESENTED BY:
  Aggregate Paid in Capital (700,000
   shares authorized, $.01 par value;
   311,045 shares outstanding)..........  $676,197
  Undistributed Net Investment Income...       532
  Undistributed Accumulated Net Realized
   Loss on Investments..................    (7,504)
  Net Unrealized Appreciation of:
    Investment Securities...............   292,131
    Index Futures Contracts.............      (243)
                                          ---------
  Net Assets for 311,045 Shares
   Outstanding..........................  $961,113
                                          ---------
                                          ---------
  Net Asset Value, Offering and
   Redemption Price per Share...........  $   3.09
                                          ---------
                                          ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME
  Income
    Interest............................  $  2,490
    Dividends...........................       494
                                          ---------
      Total Income......................     2,984
                                          ---------
  Expenses
    Management Fees.....................     2,215
    Custodian Expenses..................        14
    Other Expenses......................        27
                                          ---------
      Total Expenses....................     2,256
                                          ---------
        Less Custodian Fees:
           Paid by Affiliate............       (11)
           Paid Indirectly..............        (3)
                                          ---------
      Total Net Expenses................     2,242
                                          ---------
  Net Investment Income.................       742
                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net Realized Gain (Loss) on
   Investments:
    Investment Securities...............    (4,427)
    Index Futures Contracts.............     2,113
                                          ---------
      Net Realized Loss on Investments
       for the Period...................    (2,314)
                                          ---------
  Net Change in Unrealized Appreciation
   (Depreciation) of:
    Investment Securities...............    53,471
    Index Futures Contracts.............      (243)
                                          ---------
      Net Change in Unrealized
       Appreciation of Investments for
       the Period                           53,228
                                          ---------
  Net Gain on Investments...............    50,914
                                          ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................  $ 51,656
                                          ---------
                                          ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                           FOR THE
                                             SIX       FOR THE
                                           MONTHS       YEAR
                                            ENDED       ENDED
                                          JUNE 30,    DECEMBER
                                            1997      31, 1996
                                          ---------   ---------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income (Loss)........  $    742    $   (210)
    Net Realized Gain (Loss) on
     Investments........................    (2,314)     52,175
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................    53,228      56,387
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Operations.........    51,656     108,352
                                          ---------   ---------
  Distributions to Shareholders from:
    Net Investment Income...............         0        (572)
    Net Realized Gain on Investments....   (57,365)    (24,986)
                                          ---------   ---------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................   (57,365)    (25,558)
                                          ---------   ---------
  Fund Share Transactions
    Proceeds from Sale of 20,098 and
     64,691 Shares......................    58,729     198,427
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (20,913 and 8,276 shares,
     respectively)......................    57,365      25,558
    Payments for 7,188 and 3,953 Shares
     Redeemed...........................   (21,198)    (11,867)
                                          ---------   ---------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (33,822 and 69,014
      shares, respectively).............    94,896     212,118
                                          ---------   ---------
  Total Increase in Net Assets..........    89,187     294,912

NET ASSETS
  Beginning of Period...................   871,926     577,014
                                          ---------   ---------
  End of Period (includes undistributed
   net investment income/(loss) of $532
   and $(210), respectively)............  $961,113    $871,926
                                          ---------   ---------
                                          ---------   ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                              FOR THE                               FOR THE PERIOD
                                            SIX MONTHS          FOR THE YEARS        MAY 3, 1994*
                                          ENDED JUNE 30,     ENDED DECEMBER 31,         THROUGH
                                               1997         ---------------------    DECEMBER 31,
                                            (UNAUDITED)       1996        1995           1994
                                          ---------------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................     $   3.15       $   2.77    $   2.00       $   1.91
  Income from Investment Operations:
    Net Investment Income...............           --             --          --             --
    Net Realized and Unrealized Gains on
     Investments........................         0.14           0.49        0.78           0.09
                                          ---------------   ---------   ---------   ---------------
      Total from Investment
       Operations.......................         0.14           0.49        0.78           0.09
                                          ---------------   ---------   ---------   ---------------
  Less Distributions:
    Distributions from Net Investment
     Income.............................           --             --          --             --
    Distributions from Realized Gains on
     Investments........................        (0.20)         (0.11)      (0.01)            --
                                          ---------------   ---------   ---------   ---------------
      Total Distributions...............        (0.20)         (0.11)      (0.01)            --
                                          ---------------   ---------   ---------   ---------------
  Net Asset Value, End of Period........     $   3.09       $   3.15    $   2.77       $   2.00
                                          ---------------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------------
  Total Return+.........................         5.44%++       17.70%      39.29%          4.47%++
                                          ---------------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------------
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (in
   thousands)...........................     $961,113       $871,926    $577,014       $327,096
                                          ---------------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------------
  Ratio of Expenses to Average Net
   Assets...............................         0.52%**        0.54%       0.56%          0.58%**
                                          ---------------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------------
  Ratio of Net Investment Income/(Loss)
   to Average Net Assets................         0.17%**       (0.03%)      0.13%          0.29%**
                                          ---------------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------------
  Portfolio Turnover Rate...............        32.34%         47.25%      37.84%         21.54%
                                          ---------------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------------
  Average Commission Rate #.............     $ 0.0538       $ 0.0513
                                          ---------------   ---------
                                          ---------------   ---------

 *Commencement of Operations.

 **Computed on an annualized basis.

 +Total Return includes deductions for management and other fund expenses;
  excludes deductions for sales loads and account fees.

++Reflects total return for the period; not annualized.

 #Disclosure required for fiscal years beginning after September 1, 1995.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1997

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Money Market Portfolio, Select Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Index 500 Stock Portfolio, Growth and Income Stock Portfolio, Growth Stock Portfolio, International Equity Portfolio and the Aggressive Growth Stock Portfolio (the "Portfolios"). Shares are present offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") and its segregated asset accounts.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio purchases or sells a foreign security it may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The International Equity Portfolio does not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Select Bond, Balanced, Index 500 Stock, Growth Stock and Aggressive Growth Stock Portfolios invest in futures contracts as an alternative to investing in individual securities. The Select Bond, Balanced, Index 500 Stock, Growth Stock and Aggressive Growth Stock could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1997

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the period ended June 30, 1997, transactions in securities other than money market investments were:

                                                                                                       TOTAL        U.S. GOVT
                                                                         TOTAL        U.S. GOVT      SECURITY       SECURITY
                                                                       SECURITY       SECURITY        SALES/         SALES/
PORTFOLIOS                                                             PURCHASES      PURCHASES     MATURITIES     MATURITIES
-------------------------------------------------------------------  -------------  -------------  -------------  -------------
Select Bond........................................................  $ 210,064,832  $  65,193,563  $ 196,704,941  $ 120,195,869
High Yield Bond....................................................    123,254,231       --           99,605,289       --
Balanced...........................................................    385,163,083    176,958,121    457,374,695    247,778,274
Index 500 Stock....................................................     91,897,788       --           10,786,953       --
Growth and Income Stock............................................    214,399,020       --          165,693,524       --
Growth Stock.......................................................     50,041,289       --           30,096,005       --
International Equity...............................................     71,754,802       --           29,756,637     10,000,000
Aggressive Growth Stock............................................    278,294,684       --          242,309,319       --

--------------------------------------------------------------------------------

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, and for the Select Bond, Money Market and Balanced Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                    FIRST $50    NEXT $50
PORTFOLIOS                           MILLION      MILLION       EXCESS
---------------------------------  -----------  -----------  -------------
High Yield Bond..................         .60%         .50%          .40%
Growth and Income Stock..........         .70%         .60%          .55%
Growth Stock.....................         .60%         .50%          .40%
International Equity.............         .85%         .65%          .65%
Aggressive Growth Stock..........         .80%         .65%          .50%

These amounts are paid to Northwestern Mutual Investment Services, Inc. ("NMIS") a wholly-owned subsidiary of Northwestern Mutual Life, which is the manager and investment adviser of the Fund. Northwestern Mutual Life is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual Life, or NMIS depending upon the applicable agreement in place.

Certain portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. As of June 30, 1997, the amounts paid through expense offset arrangements are $31,810 in the High Yield Bond Portfolio, $1,295 in the Index 500 Portfolio, $3,395 in the Growth and Income Stock Portfolio, $2,435 in the Growth Stock Portfolio and $2,789 in the Aggressive Growth Stock Portfolio.

J. P. Morgan Investment Management, Inc. ("J. P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J.P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual Life by J.P. Morgan, .40% on the next $100 million, .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual Life by Templeton Counsel and .40% in excess of $100 million.

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1997

NOTE 8 -- The Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since it expects to distribute all net investment income and net realized capital gains, the Series Fund anticipates incurring no federal income taxes. A net realized capital loss of $768,562 in the Select Bond Portfolio carried forward from 1995 and is available to offset future net realized capital gains. The amount expires in 2002. A capital loss carryforward of $569,291 was utilized in the Select Bond Portfolio during the year ended December 31, 1996. As of June 30, 1997, the federal income tax basis of investments is the same as the cost basis in the financial statements except for the International Equity Portfolio. The federal income tax basis on investments was $493,345,370 for the International Equity Portfolio. The net unrealized appreciation (depreciation) for federal income tax purposes are shown below:

                                                                                            (IN THOUSANDS)
                                                                                       HIGH YIELD                  INDEX 500
                                                                         SELECT BOND      BOND        BALANCED       STOCK
                                                                          PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                                         ------------  -----------  ------------  -----------
Gross unrealized appreciation..........................................   $    3,152    $   5,634    $  697,820    $ 364,349
Gross unrealized depreciation..........................................         (618)      (1,691)      (19,248)      (7,709)
                                                                         ------------  -----------  ------------  -----------
Net unrealized appreciation............................................   $    2,534    $   3,943    $  677,820    $ 356,640
                                                                         ------------  -----------  ------------  -----------
                                                                         ------------  -----------  ------------  -----------


                                                                                                                  AGGRESSIVE
                                                                          GROWTH AND     GROWTH     INTERNATIONAL   GROWTH
                                                                         INCOME STOCK     STOCK        EQUITY        STOCK
                                                                          PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                                         ------------  -----------  ------------  -----------
Gross unrealized appreciation..........................................   $   46,053    $  57,081    $  168,051    $ 300,549
Gross unrealized depreciation..........................................       (4,205)      (1,084)      (20,668)      (8,418)
                                                                         ------------  -----------  ------------  -----------
Net unrealized appreciation............................................   $   41,848    $  55,997    $  147,383    $ 292,131
                                                                         ------------  -----------  ------------  -----------
                                                                         ------------  -----------  ------------  -----------

--------------------------------------------------------------------------------

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses from capital to income.

For Federal income tax purposes, net unrealized appreciation(depreciation) on open futures contracts is required to be treated as realized gains(losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Select Bond, High Yield Bond, Balanced, Index 500 Stock, Growth and Income Stock, Growth Stock, International Equity and Aggressive Growth Stock Portfolios and each business day for the Money Market Portfolio. Dividend distributions are described below.

A dividend was declared on May 12, 1997, payable to shareholders of record on May 12, 1997. Dividends paid from 1996 net investment income and 1996 net capital gains were as follows:

                                           NET
                                        INVESTMENT   NET CAPITAL
PORTFOLIOS                                INCOME        GAINS
-------------------------------------  ------------  ------------
Select Bond..........................  $ 13,298,619  $    --
High Yield Bond......................       160,082       992,215
Balanced.............................    86,698,498    29,228,140
Index 500 Stock......................    13,865,506    16,994,473
Growth and Income Stock..............        26,286     6,062,555
Growth Stock.........................        14,615       799,017
International Equity.................    12,704,098     7,541,567
Aggressive Growth Stock..............       --         57,364,645

A dividend was declared on June 26, 1997, payable to shareholders of record on June 26, 1997. Dividends paid from 1997 net investment income:

                                                 NET INVESTMENT
PORTFOLIOS                                           INCOME
-----------------------------------------------  ---------------
High Yield Bond................................       $3,943,225
Growth and Income Stock........................        1,262,918
Growth Stock...................................        1,203,768

NOTE 10 -- Effective April 1, 1996, NML voluntarily reimburses the International Equity Portfolio for the benefit NML receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement as of June 30, 1997 was $807,364 and for the period April 1, 1996 through December 31, 1996 was $921,388.

                                       --

                                                         Northwestern
                                                         Mutual
                                                      Life-Registered Trademark-

                                                     720 East Wisconsin Avenue
                                                     Milwaukee, Wisconsin 53202

VARIABLE LIFE           TRANSFER / ALLOCATION / DOLLAR COST AVERAGING
POLICYOWNER SERVICES

  Insured                   Policy Number               Date
  GA#                       SA#                         Business Number:
                                                        Home Number:

A TOTAL OF SIX DIVISIONS MAY BE ELECTED WITH A MINIMUM OF 10% IN EACH DIVISION. THIS APPLIES TO EXISTING ASSETS, FUTURE ALLOCATIONS AND DOLLAR COST AVERAGING.

1. REDISTRIBUTION OF EXISTING ASSETS:
   Complete this section if you want to redistribute the money already invested. Future investments will continue to be allocated as they were prior to the transfer, unless section 2 is completed.
   INVESTMENT DIVISIONS                                          CHANGE TO
   Select Bond                                                 ------------%
   International Equity                                        ------------%
   Money Market                                                ------------%
   Balanced                                                    ------------%
   Index 500 Stock                                             ------------%
   Aggressive Growth Stock                                     ------------%
   High Yield Bond                                             ------------%
   Growth Stock                                                ------------%
   Growth and Income Stock                                     ------------%
       Total                                                   ----100 ----%
2. ALLOCATION OF FUTURE PREMIUM/DIVIDENDS:
   Complete this section to change where your future Premium/ Dividends are invested. Allocations of future investments will be effective with the next
   Premium/Dividend deposit.
                                                               ALLOCATION OF
                                                                   FUTURE
   INVESTMENT DIVISIONS                                      PREMIUMS/DIVIDENDS
   Select Bond                                                 ------------%
   International Equity                                        ------------%
   Money Market                                                ------------%
   Balanced                                                    ------------%
   Index 500 Stock                                             ------------%
   Aggressive Growth Stock                                     ------------%
   High Yield Bond                                             ------------%
   Growth Stock                                                ------------%
   Growth and Income Stock                                     ------------%
       Total                                                   ----100 ----%
3. DOLLAR COST AVERAGING (DCA): FOR VCL ONLY

   Effective date for the first DCA transfer.

   / / The month following the date this form is signed. Must have assets in Money Market on that date. Choose Money Market in section 1 and Money
        Market in section 2

   / /  With the next Premium/Dividend deposit, choose Money Market in section
        2.

   How would you like the fund transferred? Choose one:

   / / Transfer in monthly installments so that at year end, Money Market valance will be zero.

   / /  Specified amount to be transferred monthly of $ ----------------.
   Select Bond                                                 ------------%
   International Equity                                        ------------%
   Balanced                                                    ------------%
   Index 500 Stock                                             ------------%
   Aggressive Growth Stock                                     ------------%
   High Yield Bond                                             ------------%
   Growth Stock                                                ------------%
   Growth and Income Stock                                     ------------%
       Total                                                   ----100 ----%

4. TERMINATION OF DOLLAR COST AVERAGING:
   / / IMMEDIATELY      / / NEXT POLICY ANNIVERSARY
   Any existing funds will remain in the Money Market Division unless you elect to transfer assets. Future premium and dividends will be allocated on the policy anniversary date according to your allocation instructions.

5. SPECIAL INSTRUCTIONS:
--------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

6. EFFECTIVE DATE:

   This asset transfer and/or allocaiton of future investments shall be effective on
   ------------------------ (insert specific future date if desired). If no date is specified, or if this form is not received at NML's Home Office (see address on reverse side) on or prior to 3:00 p.m. Central time on that date, this transfer shall be effective on the date this form is received (complete and signed) at NML's Home Office.

7. SIGNATURE OF OWNER(S)/TRUSTEE REQUIRED (TITLE MUST BE INCLUDED):

------ Date signed ------
------ Date signed ------
18-1425 (2/96)                                                            WORD 6

                             ADDITIONAL INFORMATION

1. REDISTRIBUTION OF EXISTING ASSETS: The Owner may transfer the assets invested for this policy to any of the Divisions, as long as these assets, following the transfer, are allocated among not more than six Divisions. Transfers may be made as often as twelve times in a policy year.

2. ALLOCATION OF FUTURE PREMIUM/DIVIDENDS: Allocation of the first net annual premium will be allocated to the Money Market Division until the Initial Allocation Date. On the Initial Allocation Date, amounts in the Money Market Division will be allocated in accordance with the application.

3. DOLLAR COST AVERAGING (DCA): If DCA is chosen, Money Market must be one of the Divisions elected for future premium/dividend allocation. A total of six Divisions may be elected between current and future assets and DCA.

4. TERMINATION OF DOLLAR COST AVERAGING (DCA): Any assets still in the Money Market Division will remain, unless YOU elect to transfer them.

                            HOW TO SUBMIT THIS FORM

FIRST CLASS MAIL
Please mail form to Northwestern Mutual Life, 720 E. Wisconsin, WI 53202, ATTENTION POS.

FAX
The properly completed and signed form may be FAXed to the Home Office at the numbers provided. Fax telephone numbers listed by POS Regions are:

East       414-299-4268           Central    414-299-4982
West       414-299-4268           South      414-299-3382
EPS        414-299-5123

The original form is NOT needed. Please keep it for your records.

LINK
NML Agents only: If timing is critical and FAX equipment is unavailable, this request may be LINKed to the Home Office. You must have a properly completed and signed form in your possession. The original signed form MUST be received in the Home Office within five (5) working days from the date of the LINK. The transaction will take effect based on the time that the LINK is received in the Home Office.

                             SIGNATURE INSTRUCTIONS

SIGNATURE BY OWNER

All Owners must sign their names as they appear in the policy contract. If the Owner's name has changed since the policy was issued, he/she should add his/her present surname to his/her name as it appears in the policy contract.

SIGNATURE BY ASSIGNEE

If the policy is assigned, the assignee must sign the form. See rules below if the assignee is a corporation, partnership or trust.

SIGNATURE ON BEHALF OF CORPORATION

If the policyowner is a corporation, an officer of the corporation must sign on behalf of the corporation with his/her title. The name of the corporation must appear above the signature.

SIGNATURE ON BEHALF OF PARTNERSHIP

If the policyowner is a partnership, the name of the partnership must appear above the signature. A partner other than the Insured must sign.

SIGNATURE ON BEHALF OF TRUST

If the partnership is a trust, the authorized Trustee must sign his/her name, followed by the word "Trustee." The name of the trust must appear above the signature.

                                     NOTES

                                       --

                            NOTES

                                       --

DIRECTORS AND OFFICERS
NORTHWESTERN MUTUAL SERIES FUND, INC.

DIRECTORS
James D. Ericson .... President and Chief Executive Officer, Northwestern Mutual
Life,
 ..................................................................... Milwaukee
Martin F. Stein ................ Chairman of the Board, EyeCare One Corporation,
 ..................................................................... Milwaukee
John K. MacIver ........... Partner, Michael Best & Friedrich, Attorneys at Law,
 ..................................................................... Milwaukee
Stephen N. Graff ........................ Retired Partner, Arthur Andersen, LLP,
 ..................................................................... Milwaukee
William J. Blake ........................ Chairman, Blake Financial Corporation,
 ..................................................................... Milwaukee
William A. McIntosh .......... Retired Division Head--U.S. Fixed Income, Salomon
Brothers,
 ................................................................ Kenilworth, IL

OFFICERS
James D. Ericson ..................................................... President
Mark G. Doll ........................................ Vice President & Treasurer
Merrill C. Lundberg .................................................. Secretary
Barbara E. Courtney ................................................. Controller

                                       --

This report is submitted for the general information of owners of Northwestern Mutual Variable Life policies. This report is not authorized for distribution to prospective purchasers of variable life policies unless it is accompanied by an effective prospectus. Northwestern Mutual Variable Life policies are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc., a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

90-1899(6-97)


NORTHWESTERN
MUTUAL LIFE -Registered Trademark-

P.O. Box 3095
Milwaukee WI  53201-3095